EXECUTION COPY

                                                                    EXHIBIT 10.2


                                 LOAN AGREEMENT

                           DATED AS OF MARCH 30, 2004

                                      Among

                         ENTERTAINMENT PROPERTIES TRUST
                            ("EPR" and/or "BORROWER")

                                       and

                              30 WEST PERSHING, LLC
                                  ("GUARANTOR")

                                       and

                              RBC CAPITAL MARKETS,
                      as Lead Arranger and Sole Bookrunner


                                       and

                              ROYAL BANK OF CANADA,
                               as Agent and Lender

                                       and

       THE OTHER LENDERS WHICH ARE OR MAY BECOME PARTIES TO THIS AGREEMENT

                                       and

                              JPMORGAN CHASE BANK,
                                 as Co-Arranger

                                TABLE OF CONTENTS


                                                                            PAGE

SS.1.      DEFINITIONS AND RULES OF INTERPRETATION............................1

ss.1.1     Definitions........................................................1

ss.1.2     Rules of Interpretation...........................................16

ss.1.3     Accounting Terms and Determinations...............................17


SS.2.      THE LOANS.........................................................18

ss.2.1     Intentionally Deleted.............................................18

ss.2.2     Loans.............................................................18

ss.2.3     Intentionally Deleted.............................................18

ss.2.4     Intentionally Deleted.............................................18

ss.2.5     Intentionally Deleted.............................................18

ss.2.6     Interest on Loans.................................................19

ss.2.7     Requests for Loans................................................19

ss.2.8     Funds for Loans...................................................20

ss.2.9     Use of Proceeds...................................................20

ss.2.10    Intentionally Deleted.............................................21

SS.3.      REPAYMENT OF THE LOANS............................................21

ss.3.1     Stated Maturity...................................................21

ss.3.2     Mandatory Prepayments.............................................21

ss.3.3     Optional Prepayments..............................................21

ss.3.4     Intentionally Deleted.............................................22

ss.3.5     Intentionally Deleted.............................................22

ss.3.6     Effect of Prepayments.............................................22


SS.4.      CERTAIN GENERAL PROVISIONS........................................22

ss.4.1     Conversion Options................................................22

ss.4.2     Arrangement Fee...................................................23

ss.4.3     Intentionally Deleted.............................................23

ss.4.4     Funds for Payments................................................23

ss.4.5     Computations......................................................24

ss.4.6     Inability to Determine LIBOR......................................24

ss.4.7     Illegality........................................................24

ss.4.8     Additional Interest...............................................25

ss.4.9     Additional Costs, Etc.............................................25

ss.4.10    Capital Adequacy..................................................26

ss.4.11    Indemnity of Borrower.............................................27

ss.4.12    Default Interest; Late Charge.....................................27

ss.4.13    Certificate.......................................................27

ss.4.14    Limitation on Interest............................................27

ss.4.15    Certain Provisions Relating to Increased Costs....................28


SS.5.      COLLATERAL SECURITY...............................................28

ss.5.1     Collateral........................................................28

ss.5.2     Intentionally Deleted.............................................28

ss.5.3     Release of Collateral.............................................28


SS.6.      REPRESENTATIONS AND WARRANTIES....................................29

ss.6.1     Corporate, Limited Liability Company Authority, Etc...............29

ss.6.2     Governmental Approvals............................................33

ss.6.3     Title to Properties...............................................33

ss.6.4     Financial Statements..............................................34

ss.6.5     No Material Changes...............................................34

ss.6.6     Franchises, Patents, Copyrights, Etc..............................34

ss.6.7     Litigation........................................................35

ss.6.8     No Materially Adverse Contracts, Etc..............................35

ss.6.9     Compliance with Other Instruments, Laws, Etc......................35

ss.6.10    Tax Status........................................................35

ss.6.11    No Event of Default...............................................35

ss.6.12    Holding Company and Investment Company Acts.......................35

ss.6.13    Absence of UCC Financing Statements, Etc..........................36

ss.6.14    Intentionally Deleted.............................................36

ss.6.15    Certain Transactions..............................................36

ss.6.16    Employee Benefit Plans............................................36

ss.6.17    Disclosure........................................................36

ss.6.18    Trade Name; Place of Business.....................................37

ss.6.19    Regulations T, U and X............................................37

ss.6.20    Environmental Compliance..........................................37

ss.6.21    Subsidiaries......................................................39

ss.6.22    Leases............................................................40

ss.6.23    Property..........................................................40

ss.6.24    Brokers...........................................................41

ss.6.25    Other Debt........................................................41

ss.6.26    Solvency..........................................................41

ss.6.27    No Bankruptcy Filing..............................................41

ss.6.28    No Fraudulent Intent..............................................41

ss.6.29    Transaction in Best Interests of Obligor; Consideration...........41

ss.6.30    Capitalization....................................................42

ss.6.31    Notice of REIT Status.............................................42

ss.6.32    Intentionally Deleted.............................................42

ss.6.33    Certificates of Occupancy; Licenses...............................42

ss.6.34    Insurance.........................................................42

ss.6.35    Reaffirmation of Representations..................................42


SS.7.      AFFIRMATIVE COVENANTS.............................................42

ss.7.1     Punctual Payment..................................................42

ss.7.2     Maintenance of Office.............................................42

ss.7.3     Records and Accounts..............................................43

ss.7.4     Financial Statements, Certificates and Information................43

ss.7.5     Notices...........................................................45

ss.7.6     Existence; Maintenance of Properties..............................47

ss.7.7     Insurance.........................................................48

ss.7.8     Taxes; Liens......................................................52

ss.7.9     Inspection of Properties and Books................................52

ss.7.10    Compliance with Laws, Contracts, Licenses, and Permits............53

ss.7.11    Further Assurances................................................53

ss.7.12    Management........................................................53
ss.7.13    Leases of the Property............................................53

ss.7.14    Business Operations...............................................53

ss.7.15    Registered Servicemark............................................54

ss.7.16    Intentionally Deleted.............................................54

ss.7.17    Distributions of Income to EPR....................................54

ss.7.18    Theatre Asset Appraisals..........................................54

ss.7.19    Intentionally Deleted.............................................54

ss.7.20    Plan Assets.......................................................54

ss.7.21    Certificates of Occupancy; Licenses...............................54

ss.7.22    Intentionally Deleted.............................................54

ss.7.23    Ground Leases.....................................................54

ss.7.24    Certain More Restrictive Provisions...............................55


ss.7.25    UCC Lien Searches.................................................55


ss.7.26    Tenant's Consent..................................................55


SS.8.      NEGATIVE COVENANTS................................................55

ss.8.1     Restrictions on Indebtedness......................................55

ss.8.2     Restrictions on Liens, Etc........................................56

ss.8.3     Restrictions on Investments.......................................57

ss.8.4     Merger, Consolidation.............................................58

ss.8.5     Intentionally Deleted.............................................59

ss.8.6     Compliance with Environmental Laws................................59

ss.8.7     Distributions.....................................................60

ss.8.8     Asset Sales.......................................................61

ss.8.9     Development Activity..............................................61

ss.8.10    Restriction on Prepayment of Indebtedness.........................61

ss.8.11    Zoning and Contract Changes and Compliance........................62

ss.8.12    Derivative Obligations............................................62

ss.8.13    Subsidiary Guarantees and Pledges.................................62

ss.8.14    Organizational Document Amendments................................62

ss.8.15    Fleet Agreement Amendment.........................................62

SS.9.      FINANCIAL COVENANTS...............................................62

ss.9.1     Intentionally Deleted.............................................63

ss.9.2     Debt Service Coverage Ratio.......................................63

ss.9.3     Total Debt to Total Asset Value...................................63

ss.9.4     Maximum Permitted Investments.....................................63

ss.9.5     Tangible Net Worth................................................63

ss.9.6     Interest Rate Protection..........................................63

ss.9.7     Maximum Distributions.............................................63

ss.9.8     Maximum Secured Recourse Debt to Total Asset Value................63

ss.9.9     Minimum Fixed Charge Coverage Ratio...............................63

ss.9.10    Maximum Unsecured Recourse Debt...................................64


SS.10.     CLOSING CONDITIONS................................................64

ss.10.1    Loan Documents....................................................64

ss.10.2    Certified Copies of Organizational Documents......................64

ss.10.3    Resolutions.......................................................64

ss.10.4    Incumbency Certificate; Authorized Signers........................64

ss.10.5    Opinions of Counsel...............................................64

ss.10.6    Payment of Fees and Expenses......................................64

ss.10.7    Insurance.........................................................64

ss.10.8    Performance; No Default...........................................65

ss.10.9    Representations and Warranties....................................65

ss.10.10   Proceedings and Documents.........................................65

ss.10.11   Intentionally Deleted.............................................65

ss.10.12   Compliance Certificate............................................65

ss.10.13   Intentionally Deleted.............................................65

ss.10.14   Intentionally Deleted.............................................65

ss.10.15   Stockholder and Partner Consents..................................65

ss.10.16   Intentionally Deleted.............................................65

ss.10.17   Intentionally Deleted.............................................65

ss.10.18   Intentionally Deleted.............................................65

ss.10.19   Intentionally Deleted.............................................65

ss.10.20   Environmental Reports, Title Reports, Property Condition
           Reports and Surveys...............................................65

ss.10.21   Intentionally Deleted.............................................66

ss.10.22   Guaranty..........................................................66

ss.10.23   Acquisition Agreements............................................66

ss.10.24   Fleet Agreement...................................................66

ss.10.25   Pro Forma Balance Sheet...........................................66

ss.10.26   No Restrictions on Issuance of Equity.............................66

ss.10.27   Solvency Certificate..............................................66

ss.10.28   Other.............................................................66


SS.11.     CONDITIONS TO ALL BORROWINGS......................................66

ss.11.1    Prior Conditions Satisfied........................................66

ss.11.2    Representations True; No Default..................................66

ss.11.3    No Legal Impediment...............................................67

ss.11.4    Governmental Regulation...........................................67

ss.11.5    Proceedings and Documents.........................................67

ss.11.6    Borrowing Documents...............................................67


SS.12.     EVENTS OF DEFAULT; ACCELERATION, ETC..............................67

ss.12.1    Events of Default and Acceleration................................67

ss.12.2    Intentionally Deleted.............................................70

ss.12.3    Termination of Commitments........................................70

ss.12.4    Remedies..........................................................70

ss.12.5    Distribution of Collateral Proceeds...............................71


SS.13.     SETOFF............................................................72

ss.13.1    Set-Off...........................................................72

ss.13.2    Additional Rights.................................................72


SS.14.     THE AGENT.........................................................72

ss.14.1    Authorization.....................................................72

ss.14.2    Employees and Agents..............................................73

ss.14.3    No Liability......................................................73

ss.14.4    No Representations................................................73

ss.14.5    Payments..........................................................73

ss.14.6    Holders of Notes..................................................74

ss.14.7    Indemnity.........................................................74

ss.14.8    Agent as Lender...................................................75

ss.14.9    Resignation; Removal..............................................75

ss.14.10   Duties in the Case of Enforcement.................................75

ss.14.11   Intentionally Deleted.............................................76

ss.14.12   Intentionally Deleted.............................................76

ss.14.13   Replacement of Holdout Lender.....................................76


SS.15.     EXPENSES..........................................................76


SS.16      INDEMNIFICATION...................................................77

ss.16.1    Lender Indemnification............................................77

ss.16.2    Borrower Must Notify..............................................78

ss.16.3    Remedies..........................................................78

ss.16.4    Limitations.......................................................79

ss.16.5    Obligations Absolute..............................................79


SS.17.     SURVIVAL OF COVENANTS, ETC........................................79


SS.18.     ASSIGNMENT AND PARTICIPATION......................................79

ss.18.1    Conditions to Assignment by Lenders...............................79

ss.18.2    Register..........................................................80

ss.18.3    New Notes.........................................................80

ss.18.4    Participations....................................................81

ss.18.5    Pledge by Lender..................................................81

ss.18.6    No Assignment by Borrower.........................................81

ss.18.7    Disclosure........................................................81

ss.18.8    Amendments to Loan Documents......................................82


SS.19.     NOTICES...........................................................82

SS.20.     RELATIONSHIP......................................................84


SS.21.     USURY.............................................................84


SS.22.     GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE................84


SS.23.     POWER OF ATTORNEY.................................................84


SS.24.     HEADINGS..........................................................85


SS.25.     COUNTERPARTS......................................................85


SS.26.     ENTIRE AGREEMENT, ETC.............................................85


SS.27.     WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS....................85


SS.28.     DEALINGS WITH THE BORROWER........................................86


SS.29.     CONSENTS, AMENDMENTS, WAIVERS, ETC................................86


SS.30.     SEVERABILITY......................................................86


SS.31.     TIME OF THE ESSENCE...............................................87


SS.32.     NO UNWRITTEN AGREEMENTS...........................................87


SS.33.     REPLACEMENT NOTES.................................................87


SS.34.     NO THIRD PARTIES BENEFITED........................................87


SS.35.     ADDITIONAL AGENTS.................................................87


SS.36.     LIMITATION ON GUARANTOR'S LIABILITY...............................88




                             EXHIBITS AND SCHEDULES


Exhibit A                  Intentionally Deleted

Exhibit B                  FORM OF NOTE

Exhibit E                  FORM OF LIMITED GUARANTY

Exhibit H                  FORM OF REQUEST FOR LOAN

Exhibit I                  Intentionally Deleted

Exhibit J                  Intentionally Deleted

Exhibit K                  FORM OF COMPLIANCE CERTIFICATE

Exhibit L                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

Exhibit L-1                FORM OF ADMINISTRATIVE QUESTIONNAIRE

Schedule 1                 COMMITMENTS

Schedule 2                 DESCRIPTION OF THEATRE ASSETS

Schedule 3                 ELIGIBLE REAL ESTATE QUALIFICATION DOCUMENTS

Schedule 6.3               LIST OF ALL ENCUMBRANCES ON BORROWER ASSETS

Schedule 6.5               MATERIAL CHANGES TO MORTGAGED PROPERTIES

Schedule 6.7               PENDING LITIGATION OF BORROWER

Schedule 6.15              LIST OF TRANSACTIONS WITH AFFILIATES AND SUBSIDIARIES

Schedule 6.20              ENVIRONMENTAL RELEASES

Schedule 6.21(a)           SUBSIDIARIES OF THE BORROWER AND THE GUARANTOR

Schedule 6.21(b)           AFFILIATES OF THE BORROWER, THE GUARANTOR AND THEIR
                           SUBSIDIARIES

Schedule 6.22              MONETARY DEFAULTS UNDER LEASES

Schedule 6.25              MATERIAL LOAN AGREEMENTS

                                 LOAN AGREEMENT


     THIS LOAN AGREEMENT (this "AGREEMENT") is made as of the 30th day of March, 2004, by and among ENTERTAINMENT PROPERTIES TRUST, a real estate investment trust duly organized and validly existing under the laws of the State of Maryland ("EPR" and/or "BORROWER") having its principal place of business at 30 Pershing Road, Suite 201, Kansas City, MO 64108, 30 WEST PERSHING, LLC, a limited liability company duly organized and validly existing under the laws of the State of Missouri ("GUARANTOR"), RBC CAPITAL MARKETS, as Lead Arranger and Sole Bookrunner, ROYAL BANK OF CANADA ("RBC"), the other lending institutions which are parties hereto or may, pursuant to ss.18, become parties to this Agreement as "LENDERS" (each, individually, a "LENDER"), (together with RBC, the "LENDERS"), ROYAL BANK OF CANADA, as Agent for the Lenders (the "AGENT") and JPMORGAN CHASE BANK, as Co-Arranger.

                                 R E C I T A L S

     WHEREAS, Borrower has requested and Lenders have agreed to extend a loan of up to a maximum amount of $65,000,000.00 on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree as follows:

ss.1. DEFINITIONS AND RULES OF INTERPRETATION.

     ss.1.1 DEFINITIONS. The following terms shall have the meanings set forth in this ss.l or elsewhere in the provisions of this Agreement referred to below:

          ACQUISITION AGREEMENTS. The Purchase Agreement, together with all documentation relating to the acquisition of the Theatre Assets.

          ADJUSTED EBITDA. EBITDA for any period, less the Replacement Reserve amount.

          ADVANCE. Any advance of proceeds under the Loans hereunder.

          AFFILIATE. An Affiliate, as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means (a) the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the stock, shares, voting trust certificates, beneficial interest, partnership interests, member interests or other interests having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise, or (b) the ownership of ten percent (10%) or more of the (i) partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) or, (ii) a managing member's interest in a limited liability company.

          AGENT. RBC, acting as administrative agent for the Lenders, and its successors and assigns.

          AGENT'S OFFICE. The Agent's office located at One Liberty Plaza, New York, New York 10006-1404, or at such other location as the Agent may designate from time to time by notice to the Borrower and the Lenders.

          AGENT'S SPECIAL COUNSEL. Hughes Hubbard & Reed LLP or such other counsel as selected by Agent.

          AGREEMENT. This Loan Agreement, including the SCHEDULES and EXHIBITS hereto.

          APPLICABLE MARGINS. The Applicable LIBOR Margin and the Applicable Base Rate Margin which are used in calculating the interest rate applicable to the LIBOR Rate Loans and the Base Rate Loans shall vary in accordance with the period set forth below (for purposes of this Agreement, "BPS" shall mean and refer to basis points):

        LEVERAGE RATIO                        LIBOR MARGIN      BASE RATE MARGIN

        From the Closing Date until and          300 bps              200 bps
        including the 45th day thereafter
        From the 46th day after the Closing      350 bps              250 bps
        Date until the Obligations have
        been repaid in full

          ASSIGNMENT AND ACCEPTANCE AGREEMENT. Seess.18.1.

          BALANCE SHEET DATE. December 31, 2003.

          BANKRUPTCY CODE. Title 11, U.S.C.A., as amended from time to time or any successor statute thereto.

          BASE RATE. The greater of (a) the fluctuating annual rate of interest announced from time to time by the Agent at the Agent's Office as its "prime rate" for Dollar loans in the United States, or (b) one half of one percent (0.5%) above the Federal Funds Effective Rate (rounded upwards, if necessary, to the next one-eighth of one percent). The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer, and which such rate serves as the basis upon which effective rates of interest are calculated for obligations making reference thereto. Any change in the rate of interest payable hereunder resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective, without notice or demand of any kind.

          BASE RATE LOANS. Any Loan(s) hereunder bearing interest by reference to the Base Rate.

          BASE RENT. With respect to any Lease, the minimum periodic contractual rent payable thereunder, excluding reimbursement or recovery of common area maintenance or other property operating expenses and excluding percentage rent.

          BORROWER. As defined in the preamble hereto.

          BUILDING. With respect to each Mortgaged Property, Theatre Asset or other parcel of Real Estate, all of the buildings, structures and improvements now or hereafter located thereon.

          BUSINESS DAY. Any day of the year on which commercial banks are not required or authorized by law to be closed for business in New York, New York. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day. Further, in the event a payment is due on a specified day of the month, if there is no corresponding day for a payment in the given calendar month (i.e., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

          CAPITALIZED LEASE. A lease under which the discounted future rental payment obligations of the lessee or the obligor are required to be capitalized on the balance sheet of such Person in accordance with GAAP.

          CERCLA. See ss.6.20.

          CHANGE IN CONTROL. A Change in Control shall exist upon the occurrence of any of the following:

               (a) any Person (including a Person's Affiliates and associates) or group (as that term is understood under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the rules and regulations thereunder) shall have acquired after the Closing Date beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of a percentage (based on voting power, in the event different classes of stock shall have different voting powers) of the voting stock of any such other Person equal to at least fifty percent (50%); or

               (b) as of any date a majority of the managers or other controlling members of any Person consists of individuals who were not either (i) managers or otherwise controlling members or entities, as the case may be, of such Person as of the corresponding date of the previous year (provided, however, that the initial managers and controlling members for reference purposes of this clause (c)(i) shall be the managers and controlling members as of the Closing Date), (ii) selected or nominated to become managers or controlling members by the other managers or controlling members of said Person of which a majority consisted of individuals described in clause (c)(i) above, or
          (iii) selected or nominated to become managers or otherwise controlling members by such managers or controlling members of said Person of which a majority consisted of individuals or entities, as the case may be, described in clause (c)(i), above or individuals or entities, as the case may be, described in clause (c)(ii), above.

          CLOSING DATE. The first date on which all of the conditions set forth in ss.10 have been initially satisfied, and thereafter for any Loans, the Closing Date shall be deemed the date of the Advance, PROVIDED THAT all of the conditions set forth in ss.10 and ss.11 have been satisfied.

          CODE. The Internal Revenue Code of 1986, as amended.

          COLLATERAL RELEASE. Any release of Collateral hereunder pursuant toss.5.3.

          COMMISSION. The Securities and Exchange Commission.

          COMMITMENT. With respect to each Lender, the Commitment of such Lender, as set forth on SCHEDULE 1 hereto, as the same may be changed from time to time in accordance with the terms of this Agreement.

          COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1 hereto as such Lender's percentage of the Total Commitment, as the same may be changed from time to time in accordance with the terms of this Agreement.

          COMPLIANCE CERTIFICATE. Seess.7.4(c).

          CONDEMNATION PROCEEDS. All compensation, awards, damages, rights of action and proceeds awarded to the Borrower or a Guarantor by reason of any Taking, net of all reasonable amounts actually expended to collect the same.

          CONSOLIDATED. With reference to any term defined herein, that term as applied to the accounts of a Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

          CONSOLIDATED EBITDA. With respect to any period, an amount equal to the EBITDA of EPR and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

          CONSOLIDATED INTEREST INCURRED. For any period, interest incurred on all Indebtedness of EPR and its Subsidiaries (regardless of whether such interest was expensed or capitalized in accordance with GAAP), determined on a consolidated basis in accordance with GAAP excluding amortization of deferred loan costs.

          CONSOLIDATED TANGIBLE NET WORTH. The total consolidated Tangible Net Worth of EPR and its Subsidiaries.

          CONTINGENT OBLIGATIONS. As to any Person, means any obligation of such Person guaranteeing or intending to guaranty any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
     (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor,
     (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the payment of, or the ability of the primary obligor to make payment of, such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; PROVIDED that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or contracting for purchase of real property in the ordinary course of business, or obligations, indemnifications or guarantees of liabilities other than with respect to the repayment of any Indebtedness, such as environmental indemnities or "bad acts" indemnities, unless such obligations, indemnifications or guarantees are being enforced by any applicable party entitled to rely thereon. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          CONVERSION/CONTINUATION REQUEST. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with ss.4.1.

          DEBT SERVICE. Consolidated Interest Incurred plus regularly scheduled amortization payments (excluding balloon maturities).

          DEFAULT. See ss.12.1 herein.

          DEFAULT RATE. Seess.4.12.

          DERIVATIVE OBLIGATIONS. All Interest Rate Contracts and other obligations of any Person in respect of any interest rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap forward equity transaction, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, forward transaction, collar transaction, currency swap, cross-currency rate swap transaction, forward transaction, collar transaction, currency swap, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

          DISTRIBUTION. With respect to any Person, the declaration or payment of any cash dividend or distribution on or in respect of any shares of any class of capital stock or other beneficial interest of such Person; the purchase, redemption, exchange or other retirement by such Person of any shares of any class of capital stock or other beneficial interest of such Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by such Person to its shareholders, partners, members or other owners as such; or any other distribution on or in respect of any shares of any class of capital stock or other beneficial interest of such Person; provided, however, that the dividend or distribution of common stock of a Person shall not constitute a Distribution with respect to such Person.

          DOLLARS or $. Dollars in lawful currency of the United States of America.

          DOMESTIC LENDING OFFICE. Initially, the office of each Lender designated as such on SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

          DRAWDOWN DATE. The date on which any Loan is made or is to be made, and the date on which any Loan which is made prior to the Maturity Date is converted in accordance with ss.4.1.

          EBITDA. With respect to any Person (or any asset of any Person) for any period, all as determined in accordance with GAAP, an amount equal to the sum of (a) the Net Income of such Person (or attributable to such asset) for such period PLUS (b) depreciation and amortization of real estate, interest expensed and income taxes MINUS (c) excess of equity in earnings from unconsolidated Subsidiaries over ordinary cash dividends actually received from such Subsidiaries, MINUS (d) straight line rents, MINUS (e) any gains (PLUS the losses) from extraordinary items or asset sales or writeups or forgiveness of debt. All of the foregoing to be calculated without duplication and with respect to (b) - (e), only to the extent the same has been included in the calculation of such net income.

          ELIGIBLE REAL ESTATE QUALIFICATION DOCUMENTS. See SCHEDULE 3 attached hereto.

          EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by either of the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

          ENTERTAINMENT-RELATED RETAIL IMPROVEMENTS. Real estate owned by the Borrower or an Additional Guarantor that is used for retail purposes including but not limited to restaurants, bowling alleys, arcades, and other leisure venues that are adjacent to and complement the operation of a Megaplex Movie Theater.

          ENVIRONMENTAL LAWS. Seess.6.20(a).

          EQUITY OFFERING. The issuance and sale after December 30, 2003 by any of EPR or its Subsidiaries of any equity securities of EPR or its Subsidiaries or Affiliates.

          EQUITY RIGHTS. With respect to any Person, any subscriptions, options, warrants, commitments preemptive rights or agreements of any kind (including without limitation, any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type, in such Person.

          ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

          ERISA AFFILIATE. Any Person which is treated as a single employer with the Borrower, the Guarantors or their respective Subsidiaries under ss.414 of the Code.

          ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

          EVENT OF DEFAULT. Seess.12.1.

          EXHIBITOR EBITDAR. As defined in the Fleet Agreement.

          FEDERAL FUNDS EFFECTIVE RATE. For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published the average of the quotations for such day on such transactions received by the Agent from three (3) Federal funds brokers of recognized standing selected by the Agent.

          FIXED  CHARGES.   Debt  Service  plus  the  amount  of  any  preferred
     dividends.

          FFO. With respect to the Borrower and its Subsidiaries on a consolidated basis, "funds from operations" as defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect on the date of Closing, and as amended from time to time, subject, however, to the provisions of
     Section 1.3(b) herein.

          FLEET. Fleet National Bank in its capacity as agent under the Fleet Agreement.

          FLEET AGREEMENT. The Master Credit Agreement dated as of May 3, 2002, among the Guarantor, the Borrower, Fleet National Bank, the other lenders party thereto, and Fleet National Bank, as agent for such lenders.

          GAAP. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Person adopting the same principles; PROVIDED that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

          GUARANTEE. A Guarantee by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), PROVIDED that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

          GUARANTOR. As defined in the preamble, together with its successors or permitted assigns.

          GUARANTY. The Limited Guaranty dated of even date herewith made by the Guarantor in favor of the Agent and the Lenders, substantially in the form of EXHIBIT E attached hereto.

          HAZARDOUS SUBSTANCES. Seess.6.20(b).

          INDEBTEDNESS. Indebtedness of any Person means at any date, without duplication, all obligations, contingent and otherwise, direct or indirect, in respect of (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under Capitalized Leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, (viii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (ix) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued as the termination value thereof computed in accordance  with a  method  approved  by  the  International  Swap  Dealers
     Association and agreed to by such Person in the applicable hedging agreement, if any), and (x) all Indebtedness of others Guaranteed by such Person.

          INDEPENDENT DIRECTOR. An individual reasonably satisfactory to Fleet, as Agent under the Fleet Agreement, who (a) shall not be during such individual's term as Independent Director and (b) shall not have been at any time during the preceding five (5) years (i) other than in his or her capacity as an Independent Director or other similar capacity, a partner, member, shareholder of, or an officer or employee of, Borrower, Guarantor, or any of their Subsidiaries or Affiliates, (ii) a customer of, a supplier to Borrower, Guarantor or any of their Subsidiaries or Affiliates, (iii) an individual controlling any such supplier or customer or (iv) a member of the immediate family of any officer, employee, supplier or customer of any other director of Borrower, Guarantor or any of their Subsidiaries or Affiliates.

          INSURANCE PROCEEDS. All insurance proceeds, damages, claims and rights of action and the right thereto under any insurance policies relating to any portion of any Potential Collateral, net of all reasonable amounts actually expended to collect the same.

          INTEREST PAYMENT DATE. As to each Loan, the first (1st) day of each calendar month during the term of such Loan and the Maturity Date.

          INTEREST PERIOD. With respect to each LIBOR Rate Loan (a) initially, the period commencing on the Drawdown Date of such LIBOR Rate Loan and ending one week or one month thereafter, and (b) thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Loan Request or Conversion/Continuation Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

               (i) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, such Interest Period shall end on the next succeeding LIBOR Business Day, unless such next succeeding LIBOR Business Day occurs in the next calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day, as determined conclusively by the Agent in accordance with the then current bank practice in London;

               (ii) if the Borrower shall fail to give notice as provided in ss.4.1, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto; and

               (iii) no Interest Period relating to any LIBOR Rate Loan shall extend beyond the Maturity Date.

          INTEREST RATE CONTRACTS. Interest rate swap, collar, cap or similar agreements providing interest rate protection.

          INVESTMENTS. With respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person and owned by such Person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interests in real property, and all other investments; PROVIDED, HOWEVER, that the term "Investment" shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (b) there shall be deducted in respect of each Investment any amount received as a return of capital; (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and (d) there shall not be deducted in respect of any Investment any decrease in the value thereof.

          JPMC. JPMorgan Chase Bank.

          LEASE SUMMARIES. Summaries or abstracts of the material terms of the Leases. Such Lease Summaries shall be in form and substance reasonably satisfactory to the Agent.

          LEASE. Any leases, license and agreement, whether written or oral, relating to the use or occupation of space in any Building or of any Real Estate or Theatre Asset including without limitation any ground leases therefor (collectively, the "LEASES").

          LENDERS. RBC, the other lending institutions which are or may be parties hereto from time to time and any other Person which becomes an assignee of any rights of a Lender pursuant to ss.18 (but not including any participant as described in ss.18.4).

          LEVERAGE RATIO. The percentage determined by dividing the Total Debt by the Total Asset Value.

          LIBOR. As applicable to any Interest Period for any LIBOR Rate Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/32nd of one percent) as determined on the basis of the offered rates for deposits in Dollars, for the period of time comparable to such Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two (2) LIBOR Business Days preceding the first day of such Interest Period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, LIBOR shall be the rate (rounded upwards as described above, if necessary) for deposits in Dollars for a period substantially equal to the Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two (2) LIBOR Business Days prior to the beginning of such Interest Period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) LIBOR Business Days preceding the first day of such Interest Period as selected by Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time), on the day that is two (2) LIBOR Business Days preceding the first day of such Interest Period. In the event that Agent is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Rate Loan cannot be determined and the provisions of ss.4.6 shall apply. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of Agent, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

          LIBOR BUSINESS DAY. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London, England.

          LIBOR LENDING OFFICE. Initially, the office of each Lender designated as such on SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining LIBOR Rate Loans.

          LIBOR  RATE  LOANS.  Collectively,   the  Loans  bearing  interest  by
     reference to LIBOR.

          LIEN. See ss.8.2.

          LOAN DOCUMENTS. This Agreement, the Notes and all other documents, instruments or agreements now or hereafter executed or delivered by or on behalf of the Borrower or Guarantor in connection with the Loans or this Agreement.

          LOAN REQUEST. Seess.2.7.

          LOANS. Collectively, the Base Rate Loans and the LIBOR Rate Loans.

          MANAGEMENT AGREEMENTS. Agreements, whether written or oral, providing for the management of the Theatre Assets or any of them.

          MATERIAL ADVERSE EFFECT. A material adverse effect on (a) the business, properties, assets, condition (financial or otherwise) or results of operations of the Borrower, Guarantor and their Subsidiaries considered as a whole; (b) the ability of Borrower or the Guarantor to perform any of its obligations under the Loan Documents or the Acquisition Agreements; or
     (c) the validity or enforceability of any of the Loan Documents or the Acquisition Agreements or, with respect to the Loan Documents, the rights or remedies of Agent or the Lenders thereunder.

          MATURITY DATE. June 30, 2004, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

          MEGAPLEX MOVIE THEATRE. As defined in the Fleet Agreement.

          MINORITY INTEREST. As to any Person, an ownership or other equity investment in any other Person, which investment is not consolidated with the accounts of such Person in accordance with GAAP.

          MORTGAGED PROPERTY OR MORTGAGED PROPERTIES. As defined in the Fleet Agreement.

          MORTGAGED PROPERTY ASSET VALUE. As defined in the Fleet Agreement.

          MORTGAGED PROPERTY NET OPERATING INCOME (OR MORTGAGED PROPERTY NOI). As defined in the Fleet Agreement.

          MORTGAGES. The Mortgages, Deeds to Secure Debt and/or Deeds of Trust from the Guarantor to the Agent for the benefit of the Lenders (or to trustees named therein acting on behalf of the Agent for the benefit of the Lenders), as the same may be modified or amended, pursuant to which the Guarantor may convey or grant a mortgage lien upon or a conveyance in fee simple of a Theatre Asset as security for the Obligations, each such mortgage to be substantially in form satisfactory to the Lenders, with such changes thereto as Agent may require as a result of state law or practice.

          MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

          NET INCOME (OR LOSS). With respect to any Person (or any asset of any Person) for any period, the net income (or loss) of such Person (or attributable to such asset), determined in accordance with GAAP. The net income (or loss) of a Person shall include, without duplication, the allocable share of the net income (or loss) of any other Person in which a Minority Interest is owned by such Person based on the ownership of such Person in such other Person.

          NET RENTABLE AREA. With respect to any Real Estate, the floor area of any buildings, structures or improvements available for leasing to tenants determined in accordance with the Rent Roll for such Real Estate, the manner of such determination to be reasonably consistent for all Real Estate of the same type unless otherwise approved by the Agent.

          NOTES. Collectively, the Notes made by the Borrower to the order of a Lender substantially in the form of EXHIBIT B attached hereto.

          NOTICE. See ss.19 herein.

          OBLIGATIONS. All indebtedness, obligations and liabilities of the Borrower or Guarantor to any of the Lenders or the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans, the Notes or other instruments at any time evidencing any of the foregoing, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

          OBLIGORS, OR OBLIGOR. Collectively, Borrower and Guarantor.

          OUTSTANDING. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

          PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

          PERMITTED ENCUMBRANCES. Each Lien granted pursuant to any of the Security Documents (as defined in the Fleet Agreement), the Permitted Liens and the security interests and defects in title as may be permitted by Fleet in its sole and reasonable discretion and as set forth on Schedule B of the title insurance policies issued in connection with the Mortgaged Properties.

          PERMITTED LIENS. Liens, security interests and other encumbrances permitted byss.8.2.

          PERSON. Any individual, corporation, limited liability company, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof, including but not limited to Borrower and Guarantor.

          PLAN ASSETS. Assets of any employee benefit plan subject to Part 4, Subtitle A, Title I of ERISA.

          POTENTIAL COLLATERAL. All of the property, rights and interests of the Borrower and each Guarantor which are or are intended to be subject to a security interest, security title, lien and mortgage required to be created in accordance with the provisions of this Agreement.

          PURCHASE AGREEMENT. The Agreement of Sale and Purchase made and entered into between American Multi-Cinema, Inc., a Missouri corporation and Guarantor, executed to be effective as of March 30, 2004.

          RBC. As defined in the preamble, together with its successors or assigns.

          REAL ESTATE. All real property at any time owned or leased (as lessee or sublessee) by the Borrower, the Guarantor or any of their Subsidiaries.

          RECORD. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Agent with respect to any Loan referred to in such Note.

          REDEEMABLE PREFERRED STOCK. Any preferred stock issued by a Person which is at any time prior to the Maturity Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

          REGISTER. See ss.18.2 herein.

          REIT STATUS. With respect to Guarantor, its status as a real estate investment trust as defined in ss.856(a) of the Code.

          RELEASE. See ss.6.20(c)(iii) herein.

          RENT ROLL. A report prepared by the Borrower showing for each Mortgaged Property or Theatre Assets owned or leased by Borrower or Guarantor, its occupancy, lease expiration dates, lease rent and other information in substantially the form presented to the Lenders prior to the date hereof or in such other form as may have been approved by the Agent.

          REPLACEMENT RESERVE. As defined in the Fleet Agreement.

          REQUIRED LENDERS. As of any date, the Lender or Lenders (which may also include the Agent as a Lender) whose aggregate Commitment Percentage is greater than fifty percent (50%) of the Total Commitment, PROVIDED that so long as RBC and JPMC are the only Lenders, Required Lenders means both of RBC and JPMC.

          RESERVE PERCENTAGE. For any day with respect to a LIBOR Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves (including, without limitation, all base, supplemental, marginal and other reserves) under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D or any successor or similar regulation), if such liabilities were outstanding. The Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage.

          SHORT-TERM INVESTMENTS. Investments described in subsections (a) through (g), inclusive, of ss.8.3. For all purposes of this Agreement and the other Loan Documents, the value of Short-term Investments at any time shall be the current market value thereof determined in a manner reasonably satisfactory to the Agent.

          STATE. A state of the United States of America.

          SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT. An agreement among the Agent, the Borrower or a Guarantor and a tenant under a Lease pursuant to which such tenant agrees to subordinate its rights under the Lease to the lien or security title of the applicable Mortgage and agrees to recognize the Agent or its successor in interest as landlord under the Lease in the event of a foreclosure under such Mortgage, and the Agent agrees to not disturb the possession of such tenant, such agreement to be in form and substance reasonably satisfactory to Agent.

          SUBSIDIARY. Any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding voting interests or other economic interest and which are consolidated with the parent, including without limitation, under this Agreement, the Guarantor as a Subsidiary of EPR.

          SURVEY. An instrument survey of each parcel of Mortgaged Property prepared by a registered land surveyor which shall show the location of all buildings, structures, easements and utility lines on such property, shall be sufficient to remove the standard survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of the Mortgaged Property and shall not show any encroachments by others (or to the extent any encroachments are shown, such encroachments shall be acceptable to the Agent in its reasonable discretion), shall show rights of way, adjoining sites, establish building lines and street lines, the distance to and names of the nearest intersecting streets and such other details as the Agent may reasonably require; and shall show whether or not the Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law and shall otherwise be in form and substance reasonably satisfactory to the Agent.

          SURVEYOR CERTIFICATION. With respect to each parcel of Mortgaged Property, a certificate executed by the surveyor who prepared the Survey with respect thereto, dated as of a recent date and containing such information relating to such parcel as the Agent or the Title Insurance Company may reasonably require, such certificate to be reasonably satisfactory to the Agent in form and substance.

          TAKING. The taking or appropriation (including by deed in lieu of condemnation) of any Mortgaged Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner or any damage or injury or diminution in value through condemnation, inverse condemnation or other exercise of the power of eminent domain.

          TANGIBLE NET WORTH. The equity of any Person as determined in accordance with GAAP, less the total book value of all assets of such Person properly classified as intangible assets under generally accepted accounting principles, including such items as goodwill, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing.

          TENANT. A tenant of the Guarantor which leases space in a Mortgaged Property pursuant to a Lease.

          THEATRE ASSETS. All of the assets purchased pursuant to the Purchase Agreement (a brief description of which is set forth in SCHEDULE 2 attached hereto).

          THIRD PARTY INFORMATION. Information provided by or in reliance on information provided by Tenants or other independent sources acceptable to Agent, and upon which Borrower or Guarantor relies and has no knowledge or reason to believe is false, inaccurate or misleading in any respects.

          TITLE INSURANCE COMPANY. A nationally recognized title insurance company and/or any other title insurance company or companies approved by the Agent in its sole discretion.

          TITLE POLICY. With respect to each parcel of Mortgaged Property, an ALTA standard form title insurance policy (or, if such form is not available, an equivalent, legally promulgated form of mortgagee title insurance policy reasonably acceptable to the Agent) issued by a Title Insurance Company (with such reinsurance as the Agent may reasonably require, any such reinsurance to be with direct access endorsements to the extent available under applicable law) in an amount as the Agent may reasonably require insuring the priority of the Mortgage thereon and that the Guarantor holds marketable fee simple title to or a valid and subsisting leasehold interest in such parcel, subject only to the encumbrances acceptable to Agent in its reasonable discretion and which shall not contain standard exceptions for mechanics liens, persons in occupancy (other than Tenants as tenants only under Leases) or matters which would be shown by a survey, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its reasonable discretion, and shall contain (a) a revolving credit endorsement and (b) such other endorsements and affirmative insurance as the Agent may reasonably require and is available in the State in which the Real Estate is located, including but not limited to (i) a comprehensive endorsement, (ii) a variable rate of interest endorsement,
     (iii) a usury endorsement, (iv) a doing business endorsement, (v) an ALTA form 3.1 zoning endorsement (in States where same is available from the Title Insurance Company without an opinion of counsel concerning such matters and where other evidence of zoning compliance has not been delivered to the Agent in the Agent's good faith business judgment), (vi) a "tie-in" endorsement relating to all Title Policies issued by such Title Insurance Company in respect of other Mortgaged Property and (vii) a "first loss" endorsement.

          TOTAL ASSET VALUE. The sum of: (1) unrestricted cash and marketable securities held by EPR and its Subsidiaries plus (2) Total Real Estate Value; plus (3) non-income producing real estate at cost of EPR and its Subsidiaries.

          TOTAL COMMITMENT. The sum of the Commitments of the Lenders, as in effect from time to time.

          TOTAL DEBT. With respect to EPR and any of its Subsidiaries, all Indebtedness, plus the face amount of any undrawn letters of credit, plus any Contingent Obligations.

          TOTAL REAL ESTATE VALUE. EBITDA of EPR and its Subsidiaries for the most recent quarter, with pro forma adjustments for any assets acquired or sold during the relevant period, multiplied by four (4) (which is the annualization factor), divided by 0.11 (which is the capitalization rate).

          TOTAL SECURED DEBT. At any time, for EPR and its Subsidiaries, determined on a Consolidated basis, the sum of the following, but only if any Real Estate, or ownership interest of the owner thereof, is subject to a mortgage, deed of trust, deed to secure debt or similar instrument encumbering such Real Estate, or with respect to an owner of such Real Estate, a pledge of any equity interests in such Person with respect thereto: (i) all Indebtedness plus any other amounts that may constitute indebtedness for borrowed money; (ii) the deferred purchase price of Real Estate (not including escrow deposits given in connection with any such purchase); (iii) all Capitalized Leases in which the Borrower is the tenant; (iv) all obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument; and (v) all Guarantees of Indebtedness incurred by Persons other than for Indebtedness already accounted for in the foregoing clauses
     (i) - (iv) hereof, and other than the Borrower and its Subsidiaries.

          TYPE. As to any Loan, its nature as a Base Rate Loan or a LIBOR Rate Loan.

          UNHEDGED VARIABLE RATE DEBT. Indebtedness that by its terms bears interest at a variable, not fixed, rate for which a swap, cap or similar arrangement effectively limiting the variability of such rate has not been entered into.

          ss.1.2 RULES OF INTERPRETATION.

               (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

               (b) The definitions of terms herein shall apply equally to the singular and the plural forms of the terms defined.

               (c) A reference to any law includes any amendment or modification of such law.

               (d) A reference to any Person includes its permitted successors and permitted assigns.

               (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

               (f) The words "include", "includes" and "including" are not limiting.

               (g) The words "approval" and "approved", as the context requires, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

               (h) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein.

               (i) Reference to a particular "ss.", refers to that section of this Agreement unless otherwise indicated.

               (j) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

          ss.1.3 ACCOUNTING TERMS AND DETERMINATIONS.

               (a) GAAP.  Except as otherwise  expressly  provided  herein,  all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if Borrower notifies Lender that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if Lender notifies Borrower that Lender requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

               (b) FFO. If Borrower notifies Lender that the definition of FFO has been amended by the Board of Governors of the National Association of Real Estate Investment Trusts after the date of this Agreement and that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in FFO or in the application thereof on the operation of such provision (or if Lender notifies Borrower that Lender requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in FFO or in the application thereof, then such provision shall be interpreted on the basis of FFO as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

ss.2. THE LOANS.

          ss.2.1 INTENTIONALLY DELETED.

          ss.2.2 LOANS.

               (a) Subject to the terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to the Borrower, and the Borrower may borrow in one borrowing from the Closing Date to and including March 31, 2004 upon notice by the Borrower to the Agent given in accordance with ss.2.7, such sum as requested by the Borrower for the purposes set forth in ss.2.9 up to a maximum aggregate principal amount outstanding equal to such Lender's Commitment; PROVIDED, that, in all events no Default or Event of Default shall have occurred and be continuing. The Loans shall be made PRO RATA in accordance with each Lender's Commitment Percentage. Each request for a Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in ss.10 and ss.11 have been satisfied on the date of such request. No Lender shall have any obligation to make a Loan to Borrower in the maximum aggregate principal outstanding balance of more than the principal face amount of its Note.

               (b) The Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of EXHIBIT B hereto
          (collectively, the "NOTES"), dated of even date with this Agreement (except as otherwise provided in ss.18.3) and completed with appropriate insertions. One Note shall be payable to the order of each Lender in the principal amount equal to such Lender's Commitment or, if less, the outstanding amount of the Loan made by such Lender, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes Agent to make or cause to be made, at or about the time of the Drawdown Date of any Loan or the time of receipt of any payment of principal thereof, an appropriate notation on Agent's Record reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on Agent's Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to each Lender, but the failure to record, or any error in so recording, any such amount on Agent's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Note to make payments of principal of or interest on any Note when due.

          ss.2.3 INTENTIONALLY DELETED.

          ss.2.4 INTENTIONALLY DELETED.

          ss.2.5 INTENTIONALLY DELETED.

          ss.2.6 INTEREST ON LOANS.

               (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is repaid or converted to a LIBOR Rate Loan at the rate per annum equal to the sum of the Base Rate plus the Applicable Base Rate Margin.

               (b) Each LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto at the rate per annum equal to the sum of LIBOR determined for such Interest Period plus the Applicable LIBOR Rate Margin.

               (c) The Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

               (d) Base Rate Loans and LIBOR Rate Loans may be converted to Loans of the other Type as provided in ss.4.1.

          ss.2.7 REQUESTS FOR LOANS. The initial Loan on the Closing Date shall be a Base Rate Loan. The Borrower shall give to the Agent written notice in the form of EXHIBIT H hereto (or telephonic notice confirmed in writing in the form of EXHIBIT H hereto; provided that the Agent and the Lenders may rely on such telephonic notice notwithstanding the lack of or discrepant information contained in a written confirmation) of each Loan requested hereunder (a "LOAN REQUEST") by 10:00 a.m. (New York time) on the proposed Drawdown Date. Such notice shall specify with respect to the requested Loan the proposed principal amount of such Loan and the Drawdown Date. Such notice shall also contain (i) a general statement as to the purpose for which such Advance shall be used (which purpose shall be in accordance with the terms of ss.2.9) and (ii) a certification by the chief financial officer or chief accounting officer of the Borrower that the Borrower and the Guarantor are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of such Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Lenders thereof. Except as provided in this ss.2.7, each such Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Loan requested from the Lenders on the proposed Drawdown Date; provided that, in addition to the Borrower's other remedies against any Lender which fails to advance its proportionate share of a requested Loan, such Loan Request may be revoked by the Borrower by notice received by the Agent no later than the Drawdown Date if any Lender fails to advance its proportionate share of the requested Loan in accordance with the terms of this Agreement; and provided further that the Borrower shall be liable in accordance with the terms of this Agreement to any Lender which is prepared to advance its proportionate share of the requested Loan for any costs, expenses or damages actually incurred by such Lender as a result of the Borrower's election to revoke such Loan Request. Nothing herein shall prevent the Borrower from seeking recourse against any Lender that fails to advance its proportionate share of a requested Loan as required by this Agreement. Notwithstanding anything to the contrary contained herein, the Borrower may at any time prior to any proposed Drawdown Date, provide written notice to the Agent (the "FULL ADVANCE NOTICE") instructing Agent not to disburse the requested Advance until such time as Agent has received from each Lender, its proportionate share of the requested Loan in good funds, such that the Agent at the time of the disbursement has received 100% of the proportionate amounts due from each Lender with respect to such Advance. There shall be no more than two (2) LIBOR Rate Loans outstanding at any one time.

          ss.2.8 FUNDS FOR LOANS.

               (a) Not later than 1:00 p.m. (New York time) on the proposed Drawdown Date of any Loans, each of the Lenders will make available to the Agent, at the Agent's Office, in immediately available funds, the amount of such Lender's Commitment Percentage of the amount of the requested Loans which may be disbursed pursuant to ss.2.2. Upon receipt from each Lender of such amount, and upon receipt of the documents required by ss.10 and ss.11 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Loans made available to the Agent by the Lenders by wire transfer of such amount to the account(s) specified on the attachment to the Loan Request. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Agent the amount of such other Lender's Commitment Percentage of any requested Loans, including any additional Loans that may be requested subject to the terms and conditions hereof to provide funds to replace those not advanced by the Lender so failing or refusing. In the event of any such failure or refusal, the Lenders not so failing or refusing shall be entitled to a priority secured position as against the Lender or Lenders so failing or refusing to make available to the Borrower the amount of its or their Commitment Percentage for such Loans as provided in ss.12.5.

               (b) Unless the Agent shall have been notified by any Lender prior to the applicable Drawdown Date that such Lender will not make available to Agent such Lender's Commitment Percentage of a proposed Loan, the Agent may in its discretion assume that such Lender has made such Loan available to Agent in accordance with the provisions of this Agreement and the Agent may, if it chooses, in reliance upon such assumption make such Loan available to the Borrower, and such Lender shall be liable to the Agent for the amount of such advance. If such Lender does not pay such corresponding amount upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall promptly pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for such Loan or (ii) from a Lender at the Federal Funds Effective Rate. Notwithstanding anything to the contrary contained herein, the Borrower may at any time prior to any proposed Drawdown Date, provide a Full Advance Notice to the Agent instructing Agent not to disburse the requested Advance, or any subsequent Advance, until such time as Agent has received from each Lender, its proportionate share of the requested Loan, as provided in ss.2.7 herein.

          ss.2.9 USE OF PROCEEDS. The Borrower will use the proceeds of the Loans solely (a) to acquire, through the Guarantor, the Theatre Assets and to pay related transaction fees and expenses, (b) to provide a bridge to a series of capital market transactions to refinance the Loans, and (c) for such other purposes as the Required Lenders in their sole discretion from time to time may agree in writing.

          ss.2.10 INTENTIONALLY DELETED.

ss.3. REPAYMENT OF THE LOANS.

          ss.3.1 STATED MATURITY. The Borrower promises to pay on the Maturity Date and there shall become absolutely due and payable on the Maturity Date all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

          ss.3.2 MANDATORY PREPAYMENTS.

               (a) The Borrower shall, on the date of receipt thereof by the applicable Person, prepay the Loans or, if occurring prior to the first Drawdown Date, the Total Commitments shall be permanently reduced on a pro rata basis, with (or by the amount of, as the case may be) the net cash proceeds (net after underwriting discount, if any, and after out-of-pocket transaction expenses paid to unaffiliated third parties and related debt repayment) from: (i) any direct or indirect Equity Offering; (ii) the sale of any assets owned by the Borrower or any of its respective Subsidiaries and Affiliates; (iii) the issuance by the Borrower or any Subsidiary or Affiliate of the Borrower of Indebtedness, other than borrowings of Loans under the Fleet Agreement; and (iv) any insurance proceeds received by the Borrower, the Guarantor or any of their respective Subsidiaries or Affiliates in respect of any Theatre Asset, subject, however, to the provisions of any applicable Lease of such Theatre Asset with respect to the application of such insurance proceeds, PROVIDED that the applicable tenant is not in default thereunder.

               (b) Without limiting the requirements in ss.3.2(a) above, upon the Theatre Assets being pledged as collateral under the Fleet Agreement, the Borrower shall, on the date of such pledge, prepay the Loans with borrowings under the Fleet Agreement, equal to the higher of (i) $35,000,000, or (ii) the increase in the borrowing availability under the Fleet Agreement resulting from such pledge.

               (c) Without limiting the requirements in ss.3.2(a) or ss.3.2(b) above, if any letter of credit issued by RBC for the account of the Borrower or any of its Subsidiaries is replaced or otherwise refinanced under the Fleet Agreement, the Borrower shall, on the date of such replacement or other refinancing, prepay the Loans in full, together with any and all accrued and unpaid interest thereon.

          ss.3.3 OPTIONAL PREPAYMENTS. The Borrower shall have the right, at its election, to prepay the outstanding amount of the Loans, as a whole or in part, at any time without penalty or premium; PROVIDED, that if any prepayment of the outstanding amount of any LIBOR Rate Loans pursuant to this ss.3.3 is made on a date that is not the last day of the Interest Period relating thereto, such prepayment shall be accompanied by the payment of any amounts due pursuant to ss.4.8. The Borrower shall give the Agent, no later than 10:00 a.m., New York time, at least five (5) LIBOR Business Day's prior written notice of any prepayment pursuant to this ss.3.3 of LIBOR Rate Loans, and one (1) Business Day's prior written notice of any prepayment pursuant to this ss.3.3 of Base Rate Loans, in each case specifying the proposed date of prepayment of the applicable Loans and the principal amount to be prepaid.

          ss.3.4 INTENTIONALLY DELETED.

          ss.3.5 INTENTIONALLY DELETED.

          ss.3.6 EFFECT OF PREPAYMENTS. Amounts of the Loans prepaid underss.3.2 andss.3.3 prior to the Maturity Date may not be reborrowed.

ss.4. CERTAIN GENERAL PROVISIONS.

          ss.4.1 CONVERSION OPTIONS.

               (a) The Borrower may elect from time to time to convert any of its outstanding Loans to a Loan of another Type and such Loans shall thereafter bear interest as a Base Rate Loan or a LIBOR Rate Loan, as applicable; PROVIDED that (i) with respect to any such conversion of a LIBOR Rate Loan to a Base Rate Loan, the Borrower shall give the Agent at least one (1) Business Day's prior written notice of such election, and such conversion shall only be made on the last day of the Interest Period with respect to such LIBOR Rate Loan; (ii) with respect to any such conversion of a Base Rate Loan to a LIBOR Rate Loan, the Borrower shall give the Agent at least three (3) LIBOR Business Days' prior written notice of such election and the Interest Period requested for such Loan, the principal amount of the Loan so converted shall be in a minimum aggregate amount of $2,000,000 or an integral multiple of $100,000 in excess thereof and, after giving effect to the making of such Loan, there shall be no more than two (2) LIBOR Rate Loans outstanding at any one time; (iii) no Loan may be converted into a LIBOR Rate Loan when any Event of Default has occurred and is continuing; and (iv) no Loan may be converted into a LIBOR Rate Loan for an Interest Period of greater than one week when any Default has occurred and is continuing. All or any part of the outstanding Loans of any Type may be converted as provided herein, PROVIDED that no partial conversion shall result in a Base Rate Loan in a principal amount of less than $1,000,000 or a LIBOR Rate Loan in a principal amount of less than $2,000,000 and that the principal amount of each Loan shall be in an integral multiple of $100,000. On the date on which such conversion is being made, each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its LIBOR Lending Office, as the case may be. Each Conversion/Continuation Request relating to the conversion of a Base Rate Loan to a LIBOR Rate Loan shall be irrevocable by the Borrower.

               (b) Any LIBOR Rate Loan may be continued as such Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the terms of ss.4.1; PROVIDED that no LIBOR Rate Loan may be continued as such for an Interest Period of greater than one week when any Default has occurred and is continuing, and no LIBOR Rate Loan may be continued as such for any period of time when any Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto ending during the continuance of any Event of Default. After a Default or Event of Default has been cured, Borrower may convert to or continue any LIBOR Rate Loan as otherwise provided herein.

               (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any LIBOR Rate Loan, such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.

          ss.4.2 ARRANGEMENT FEE. The Borrower shall pay to RBC such amounts on such dates as are set forth in a separate agreement regarding any such fees among Borrower, RBC and JPMC.

          ss.4.3 INTENTIONALLY DELETED.

          ss.4.4 FUNDS FOR PAYMENTS.

               (a) All payments of principal, interest, fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Lenders and the Agent, as the case may be, at the Agent's Office, not later than 1:00 p.m. (New York time) on the day when due, in each case in lawful money of the United States in immediately available funds. The Agent is hereby authorized to charge the accounts, if any, of the Borrower with RBC, on the dates when the amount thereof shall become due and payable, with the amounts of the principal of and interest on the Loans and all fees, charges, expenses and other amounts owing to the Agent and/or the Lenders under the Loan Documents.

               (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes (other than income or franchise taxes imposed on any Lender), levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Lenders or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Agent to receive the same net amount which the Lenders or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges required to be deducted from or paid with respect to payments made by the Borrower hereunder or under any other Loan Document.

               (c) Each Lender organized under the laws of a jurisdiction outside the United States, if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower with such duly executed form(s) or statement(s) which may, from time to time, be prescribed by law and, which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such Lender,
          (ii) the Code, or (iii) any applicable rules or regulations in effect under (i) or (ii) above, indicates the withholding status of such Lender; provided that nothing herein (including without limitation the failure or inability to provide such form or statement) shall relieve the Borrower of its obligations under ss.4.4(b). In the event that the Borrower shall have delivered the certificates or vouchers described above for any payments made by the Borrower and such Lender receives a refund of any taxes paid by the Borrower pursuant to ss.4.4(b), such Lender will pay to the Borrower the amount of such refund promptly upon receipt thereof; PROVIDED that if at any time thereafter such Lender is required to return such refund, the Borrower shall promptly repay to such Lender the amount of such refund.

               (d) The obligations of the Borrower to the Lenders under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances: (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;
          (ii) any improper use which may be made of any Loan; (iii) the existence of any claim, set-off, defense or any right which the Borrower or any of its Subsidiaries or Affiliates may have at any time against any of the Lenders (other than the defense of payment to the Lenders in accordance with the terms of this Agreement) or any other person, whether in connection with this Agreement, any other Loan Document, or any unrelated transaction; (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; (v) the occurrence of any Default or Event of Default; and (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that such other circumstances or happenings shall not have been the result of negligence or willful misconduct on the part of any Lender.

          ss.4.5 COMPUTATIONS. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "INTEREST PERIOD" with respect to LIBOR Rate
     Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The Outstanding Loans as reflected on the records of the Agent from time to time shall be considered PRIMA FACIE evidence of such amount.

          ss.4.6 INABILITY TO DETERMINE LIBOR. In the event that, prior to the commencement of any Interest Period relating to any LIBOR Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining LIBOR for such Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Lenders absent manifest error) to the Borrower and the Lenders. In such event (a) any Loan Request with respect to a LIBOR Rate Loan shall be automatically withdrawn and shall be deemed a request for a Base Rate Loan and (b) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period applicable thereto, become a Base Rate Loan, and the obligations of the Lenders to make LIBOR Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Lenders.

          ss.4.7 ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful, or any central bank or other governmental authority having jurisdiction over a Lender or its LIBOR Lending Office shall assert that it is unlawful, for any Lender to make or maintain LIBOR Rate Loans, such Lender shall forthwith give notice of such circumstances to the Agent and the Borrower and thereupon (a) the commitment of the Lenders to make LIBOR Rate Loans shall forthwith be suspended and (b) the LIBOR Rate Loans then outstanding shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law. Notwithstanding the foregoing, before giving such notice, the applicable Lender shall designate a different lending office if such designation will void the need for giving such notice and will not, in the judgment of such Lender, be otherwise materially disadvantageous to such Lender. In the event that the applicable Lender shall be replaced pursuant to ss.4.15, then to the extent the terms of this ss.4.7 are not otherwise applicable, Borrower again shall be permitted to request LIBOR Rate Loans.

          ss.4.8 ADDITIONAL INTEREST. If any LIBOR Rate Loan or any portion thereof is repaid or is converted to a Base Rate Loan for any reason on a date which is prior to the last day of the Interest Period applicable to such LIBOR Rate Loan, or if repayment of the Loans has been accelerated as provided in ss.12.1, the Borrower will pay to the Agent upon demand for the account of the applicable Lenders in accordance with their respective Commitment Percentages in addition to any amounts of interest otherwise payable hereunder, any amounts required to compensate such Lenders for any losses, costs or expenses which may reasonably be incurred as a result of such payment or conversion, including, without limitation, an amount equal to daily interest for the unexpired portion of such Interest Period on the LIBOR Rate Loan or portion thereof so repaid or converted at a per annum rate equal to the excess, if any, of (a) the interest rate calculated on the basis of LIBOR applicable to such LIBOR Rate Loan (including any spread over LIBOR) minus (b) the yield obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date most closely approximating the last day of such Interest Period (it being understood that the purchase of such securities shall not be required in order for such amounts to be payable) and that a Lender shall not be obligated or required to have actually obtained funds at LIBOR or to have actually reinvested such amounts as described above. Such amount shall be reduced to present value by using the rate on the United States Treasury Securities described in the foregoing sentence and the number of days remaining in the unexpired portion of the Interest Period in question.

          ss.4.9 ADDITIONAL COSTS, ETC. Notwithstanding anything herein to the contrary, if any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

               (a) subject any Lender or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Lender's Commitment or the Loans (other than taxes based upon or measured by the gross receipts, income or profits of such Lender or the Agent or its franchise tax), or

               (b) materially change the basis of taxation (except for changes in taxes on gross receipts, income or profits or its franchise tax) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender under this Agreement or the other Loan Documents, or

               (c) impose or increase or render applicable any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law and which are not already reflected in any amounts payable by Borrower hereunder) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Lender, or

               (d) impose on any Lender or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Lender's Commitment or any class of loans or commitments of which any of the Loans or such Lender's Commitment forms a part;

          and the result of any of the foregoing is:

                    (i) to increase  the cost to any Lender of making,  funding, issuing, renewing, extending or maintaining any of the Loans, or such Lender's Commitment, or

                    (ii) to reduce the amount of  principal,  interest  or other amount payable to any Lender or the Agent hereunder on account of such Lender's Commitment or any of the Loans, or

                    (iii) to require any Lender or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, within fifteen (15) days of demand made by such Lender or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Agent such additional amounts as such Lender or the Agent shall determine in good faith to be sufficient to compensate such Lender or the Agent for such additional cost, reduction, payment or foregone interest or other sum. Each Lender and the Agent in determining such amounts may use any reasonable averaging and attribution methods generally applied by such Lender or the Agent.

          ss.4.10 CAPITAL ADEQUACY. If after the date hereof any Lender determines that (a) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (b) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's or such holding company' s capital as a consequence of such Lender's commitment to make Loans hereunder to a level below that which such Lender or holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such holding company' s then existing policies with respect to capital adequacy and assuming the full utilization of such entity' s capital) by any amount deemed by such Lender to be material, then such Lender may notify the Borrower thereof. The Borrower agrees to pay to such Lender the amount of such reduction in the return on capital as and when such reduction is determined, upon presentation by such Lender of a statement of the amount setting forth the Lender's calculation thereof. In determining such amount, such Lender may use any reasonable averaging and attribution methods generally applied by such Lender.

          ss.4.11 INDEMNITY OF BORROWER. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, or (b) default by the Borrower in making a borrowing or a conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion/Continuation Request.

          ss.4.12 DEFAULT INTEREST; LATE CHARGE. Following the occurrence and during the continuance of any Event of Default, and regardless of whether or not the Agent or the Lenders shall have accelerated the maturity of the Loans, all Loans shall bear interest payable on demand at a rate per annum equal to four percent (4%) above the rate that would otherwise be applicable at such time (the "DEFAULT RATE"), until such amount shall be paid in full (after as well as before judgment). In addition, the Borrower shall pay a late charge equal to five percent (5.0%) of any amount of interest and/or principal payable on the Loans or any other amounts payable hereunder or under the Loan Documents, which is not paid by the Borrower within five (5) days of the date when due.

          ss.4.13 CERTIFICATE. A certificate setting forth any amounts payable pursuant to ss.4.8, ss.4.9, ss.4.10, ss.4.11 or ss.4.12 and a reasonably detailed explanation of such amounts which are due, submitted by any Lender or the Agent to the Borrower, shall be conclusive in the absence of manifest error.

          ss.4.14  LIMITATION  ON  INTEREST.  Notwithstanding  anything  in this
     Agreement or the other Loan Documents to the contrary, all agreements between or among the Borrower, the Guarantor, the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This Section shall control all agreements between or among the Borrower, the Guarantor, the Lenders and the Agent.

          ss.4.15 CERTAIN PROVISIONS RELATING TO INCREASED COSTS. If a Lender gives notice of the existence of the circumstances set forth in ss.4.7 or any Lender requests compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of ss.4.4, ss.4.9 or ss.4.10, then, upon request of Borrower, such Lender, as applicable, shall use reasonable efforts in a manner consistent with such institution's practice in connection with loans like the Loan of such Lender to eliminate, mitigate or reduce amounts that would otherwise be payable by Borrower under the foregoing provisions, provided that such action would not be otherwise prejudicial to such Lender, including, without limitation, by designating another of such Lender's offices, branches or affiliates; the Borrower agreeing to pay all reasonably incurred costs and expenses incurred by such Lender in connection with any such action.

ss.5. COLLATERAL SECURITY.

          ss.5.1 COLLATERAL. If, on or before the 45th day after the Closing Date, the Theatre Assets shall not have been pledged to secure the obligations under the Fleet Agreement or the mandatory prepayment required under ss.3.2(b) shall not have been made, then the Guarantor shall, promptly upon request of the Agent or the Required Lenders, grant to the Agent, as security for the Obligations, a perfected first priority lien to be held by the Agent for the ratable benefit of the Agent and the Lenders, on the Theatre Assets. In connection with such lien, the Guarantor shall execute and deliver to the Agent all Eligible Real Estate Qualification Documents, all of which instruments, documents or agreements shall be in form and substance reasonably satisfactory to the Agent in its reasonable discretion.

          After giving effect to the liens on the Potential Collateral, each of the representations and warranties made by or on behalf of the Borrower or the Guarantor or any of their Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which it was made and shall also be true as of the time of the granting of the lien on the Theatre Assets, with the same effect as if made at and as of that time (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), and no Default or Event of Default shall have occurred and be continuing, and the Agent shall have received a certificate of the Borrower to such effect.

          Borrower shall pay any and all reasonable out-of-pocket expenses and costs, including attorneys fees, incurred by the Agent or the Lenders in connection with review and/or closing of the Potential Collateral.

          ss.5.2 INTENTIONALLY DELETED.

          ss.5.3 RELEASE OF COLLATERAL. Upon the first to occur of (a) the refinancing or repayment and satisfaction of the Obligations in full and
     (b) the pledging of the Theatre Assets as Eligible Real Estate under (and as defined in and in accordance with the terms of) the Fleet Agreement and the making of the mandatory prepayment required pursuant to ss.3.2(b), then the Agent shall release the Potential Collateral from the lien and security interest of the Mortgages and any other security documents.

ss.6. REPRESENTATIONS AND WARRANTIES.

     Each of the Borrower and Guarantor represents, warrants and covenants to the Agent and the Lenders as follows.

ss.6.1 CORPORATE, LIMITED LIABILITY COMPANY AUTHORITY, ETC.

               (a) GUARANTOR SPECIAL PURPOSE ENTITY. Until the Loans and all other obligations of Borrower or Guarantor to the Agent or any Lender under the Loan Documents have been paid in full and the Lenders have no further obligations to make any Loans hereunder, each of the Borrower and Guarantor hereby represents, warrants and covenants that Guarantor is and shall continue to be, a Special Purpose Entity. As used herein "SPECIAL PURPOSE ENTITY" and/or "SPE" means a corporation or limited liability company which:

                    (i) is  organized  solely  for  the  purpose  of  acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, managing and operating the Mortgaged Properties and the Development Properties owned by it (directly or indirectly), entering into this Agreement, the Fleet Agreement and the other Loan Documents with the Agent and the Lenders, refinancing the Mortgaged Properties and the Development Properties owned by it (directly or indirectly) in connection with a permitted repayment of the Loan, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

                    (ii) is not  engaged  and will not  engage  in any  business unrelated to the acquisition, development, ownership, management or operation of the Mortgaged Properties and Development Properties owned by it (directly or indirectly);

                    (iii) does not have and will not have any assets  other than those related to the Mortgaged Properties and the Development Properties owned by it (directly or indirectly);

                    (iv) has not  engaged,  sought or  consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, sale of all or substantially all of its assets or amend its articles of incorporation, certificate of formation with respect to the matters set forth in this definition;

                    (v) has a  certificate  of  incorporation  or articles  that provide that such entity will not: (1) dissolve, merge, liquidate, consolidate; (2) sell all or substantially all of its assets; (3) engage in any other business activity, or amend its organizational documents with respect to the matters set forth in this definition without the consent of the Lenders; or (4) without the affirmative vote of one Independent Director and of all other directors of the corporation file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

                    (vi) is and  will  remain  solvent  and pay  its  debts  and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due, and is maintaining and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                    (vii) has not failed and will not fail to correct  any known misunderstanding regarding the separate identity of such entity;

                    (viii) has maintained and will maintain its accounts,  books and records separate from any other Person and will file its own tax returns, except to the extent that it is required to file consolidated tax returns by law.

                    (ix) has  maintained  and  will  maintain  its own  records, books, resolutions and agreements;

                    (x) has not  commingled  and will not commingle its funds or assets with those of any other Person and has not participated and will not participate in any cash management system with any other Person;

                    (xi) has held and will hold its assets in its own name;

                    (xii) has conducted and will conduct its business in its own name;

                    (xiii)  has  maintained  and  will  maintain  its  financial statements, accounting records and other entity documents separate from any other Person and has not permitted and will not permit its assets to be listed as assets on the financial statement of any other entity except as required by GAAP; provided, however, that any such consolidated financial statement shall contain a note indicating that its separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity;

                    (xiv) has paid and will pay its own liabilities and expenses, including the salaries of its own employees, out of its own funds and assets, and has maintained and will maintain a sufficient number of employees in light of its contemplated business operations;

                    (xv)  has   observed   and  will   observe   all   corporate
               formalities;

                    (xvi) has and will have no Indebtedness other than (i) related to the Loans and the Fleet Agreement, (ii) liabilities incurred in the ordinary course of business relating to the ownership and operation of the Mortgaged Properties, Theatre Assets and Development Properties and the routine administration of such corporation, in amounts not to exceed $250,000 which liabilities are not more than sixty (60) days past the date incurred, are not evidenced by a note and are paid when due, and which amounts are normal and reasonable under the circumstances, and (iii) such other liabilities that are permitted pursuant to this Agreement;

                    (xvii) has not and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except as existing or permitted pursuant to this Agreement;

                    (xviii)  has  not  and  will  not  acquire   obligations  or
               securities of its shareholders or any other Affiliate;

                    (xix) has allocated and will allocate  fairly and reasonably any overhead expenses that are shared with any Affiliate, including paying for shared office space and services performed by any employee of an Affiliate;

                    (xx) maintains and uses and will maintain and use separate stationery, invoices and checks bearing its name. The stationery, invoices, and checks utilized by the Special Purpose Entity or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being the Special Purpose Entity's agent;

                    (xxi) has not pledged and will not pledge its assets for the benefit of any other Person except in favor of Lender under the Loan Documents;

                    (xxii) has held  itself out and  identified  itself and will hold itself out and identify itself as a separate and distinct entity under its own name;

                    (xxiii) has  maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

                    (xxiv) has not made and will not make loans to any Person or hold evidence of indebtedness issued by any other Person or entity (other than cash and investment-grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity);

                    (xxv) has not identified and will not identify its partners, members or shareholders, or any Affiliate of any of them, as a division or part of it, and has not identified itself and shall not identify itself as a division of any other Person;

                    (xxvi) has not entered into or been a party to, and will not enter into or be a party to, any transaction with its shareholders or Affiliates except (A) in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party and (B) in connection with this Agreement;

                    (xxvii)  has not and will not have any  obligation  to,  and will not, indemnify its officers, directors or shareholders, as the case may be, unless such an obligation is fully subordinated to the Loan and will not constitute a claim against it in the event that cash flow in excess of the amount required to pay the Loan is insufficient to pay such obligation;

                    (xxviii)  shall  consider the  interests of its creditors in connection with all corporate actions;

                    (xxix) intentionally deleted;

                    (xxx) has complied and will comply with all of the terms and provisions contained in its organizational documents. The statement of facts contained in its organizational documents are true and correct and will remain true and correct; and

                    (xxxi) has and shall maintain at least 1 Independent Director and caused the articles of incorporation for such Person to require at least 1 Independent Director.

               For purposes of this ss.6.1(a), the term "Mortgaged Properties" shall be deemed to include the Theatre Assets and the terms "Development Properties", "Loan Documents", "Agent", "Lenders" and "Loans" shall have the meanings set forth for such terms herein and in the Fleet Agreement.

               (b) SURVIVAL. The representations, warranties and covenants set forth in this Section 6.1 shall survive for so long as any amount remains payable to the Agent or the Lenders under this Agreement or any other Loan Document.

               (c) INTENTIONALLY DELETED.

               (d) BORROWER-REIT. EPR is a Maryland real estate investment trust duly organized pursuant to an Amended and Restated Declaration of Trust filed with the Maryland Department of Assessments and Taxation, and is in good standing under the laws of Maryland. EPR conducts its business in a manner which enables it to qualify as a real estate investment trust under, and to be entitled to the benefits of, ss.856 of the Code, and has elected to be treated as and is entitled to the benefits of a real estate investment trust thereunder. The Guarantor
          (i) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (ii) is in good standing and is duly authorized to do business in the jurisdictions where the Mortgaged Properties owned or leased by it are located and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of EPR. EPR has not taken any action that would prevent it from maintaining its qualification as a REIT for its tax year ending December 31, 2003, or as of the date of this Agreement, from maintaining such qualification at all times during the term of the Loans.

               (e) GUARANTOR-SPE. Guarantor is a Missouri limited liability company duly organized pursuant to articles of organization filed with the Missouri Secretary of State, and is in good standing under the laws of Arizona and New Jersey. The Guarantor conducts its business in a manner which enables it to qualify as an SPE. The Guarantor (i) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (ii) is in good standing and is duly authorized to do business in the jurisdictions where the Theatre Assets are located and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of the Guarantor. Guarantor has not taken any action that would prevent it from maintaining its qualification as an SPE as of the date of this Agreement, or from maintaining such qualification at all times during the term of the Loans.

               (f) SUBSIDIARIES. Each of the Subsidiaries of the Borrower (i) is a corporation, limited partnership, general partnership, limited liability company or trust duly organized under the laws of its State of organization and is validly existing and in good standing under the laws thereof, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing and is duly authorized to do business in each jurisdiction where a failure to be so qualified could have a materially adverse effect on the business, assets or financial condition of the Borrower, the Guarantor or any such Subsidiary.

               (g) AUTHORIZATION. The execution, delivery and performance of this Agreement, the other Loan Documents and the Acquisition Agreements to which any of the Borrower or Guarantor is a party and the transactions contemplated hereby and thereby (i) are within the authority of such Person, (ii) have been duly authorized by all necessary proceedings on the part of such Person, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, such Person or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Person, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to Agent.

               (h) ENFORCEABILITY. The execution and delivery of this Agreement, the other Loan Documents and the Acquisition Agreements to which any of the Borrower or Guarantor is a party are valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and general principles of equity.

               (i) SEC FILINGS. EPR has made all filings with and obtained all consents of the Securities and Exchange Commission as required, if any, under the Securities Act and the Securities Exchange Act in connection with the execution, delivery and performance by EPR of each of the Obligations incurred in connection with the Loan Documents.

          ss.6.2 GOVERNMENTAL APPROVALS. The execution, delivery and performance of this Agreement, the other Loan Documents and the Acquisition Agreements to which the Borrower or Guarantor is a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

          ss.6.3 TITLE TO PROPERTIES. Except as indicated on SCHEDULE 6.3 hereto, the EPR's 2003 Form 10-K ("10-K") and 2003 Annual Meeting Proxy Statement (the "PROXY STATEMENT"), as filed with the SEC under the Exchange Act and as delivered to Agent herewith, the Borrower, the Guarantor and their Subsidiaries own or lease all of the assets reflected in the Consolidated balance sheet of Borrower, Guarantor and their Subsidiaries as at the Balance Sheet Date or acquired or leased since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date) or other adjustments that are not material in amount, subject to no rights of others, including any mortgages, leases pursuant to which Borrower or any of such Subsidiaries is the lessee, other than Qualified Ground Leases (as defined in the Fleet Agreement), conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens. Provided, however, that in no event shall any reference to any prior 10-Ks or Proxy Statements which may be incorporated by reference within the 10-K and Proxy Statement delivered herewith be deemed delivered to Lenders nor shall any such information contained in any such prior filings be deemed delivered to Lenders.

          ss.6.4 FINANCIAL STATEMENTS. The Borrower has furnished to Agent and the Lenders: (a) the Consolidated balance sheet of Borrower and its Subsidiaries as of the Balance Sheet Date and the related Consolidated statement of income and cash flow for the fiscal year then ended, (b) an unaudited statement of Mortgaged Property Net Operating Income for each of the Mortgaged Properties as of the Closing Date for the fiscal quarter ended December 31, 2003 reasonably satisfactory in form to the Agent and certified by the chief financial or accounting officer of Borrower as fairly presenting the Mortgaged Property Net Operating Income for such Properties for such periods, and (c) certain other financial information relating to the Borrower, the Guarantor and the Real Estate, such as revenue information with respect to Exhibitor EBITDAR. Such balance sheet and statements have been prepared in accordance with GAAP and fairly present the Consolidated financial condition of the Guarantor and its Subsidiaries as of such dates and the Consolidated results of the operations of the Borrower and its Subsidiaries for such periods. There are no liabilities, contingent or otherwise, of the Borrower or any of its Subsidiaries involving material amounts required to be disclosed and not disclosed in said financial statements and the related notes thereto. The theatre revenue statements for the Mortgaged Properties prepared by the respective tenants and delivered to Agent in connection herewith, are to Borrower's knowledge, true, correct, complete and accurate statements thereof.

          ss.6.5 NO MATERIAL CHANGES. Since the Balance Sheet Date, there has occurred no materially adverse change in the condition (financial or otherwise) of the business, assets, operations, or prospects of the EPR and its Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of the EPR and its Subsidiaries as of the Balance Sheet Date, or its Consolidated statement of income or cash flows for the fiscal year then ended, other than changes in the ordinary course of business that could not reasonably be expected to have a Material Adverse Effect. As of the date hereof, except as set forth on SCHEDULE 6.5 hereto, based on information provided to Guarantor from any applicable tenant, there has occurred no materially adverse change in the financial condition or business of any of the Mortgaged Properties from the condition shown on the statements of income delivered to the Agent pursuant to ss.6.4 other than changes in the ordinary course of business that have not had any Materially Adverse Effect either individually or in the aggregate on the business or financial condition of such Mortgaged Property.

          ss.6.6 FRANCHISES, PATENTS, COPYRIGHTS, ETC. The Borrower, the Guarantor and their Subsidiaries possess all franchises, patents, copyrights, trademarks, trade names, service marks, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known conflict with any rights of others. None of the Mortgaged Properties is (or, with respect to the Theatre Assets, will be after giving effect to the Acquisition Agreements) owned or operated under or by reference to any registered or protected trademark, trade name, service mark or of Borrower, Guarantor or their Subsidiaries.

          ss.6.7 LITIGATION. Except as stated on SCHEDULE 6.7, there are no actions, suits, proceedings or investigations of any kind pending or to the knowledge of the Borrower threatened against the Borrower, Guarantor or any of their Subsidiaries before any court, tribunal, arbitrator, mediator or administrative agency or board which question the validity of this Agreement, any of the other Loan Documents or any of the Acquisition Agreements, any action taken or to be taken pursuant hereto or thereto or any lien, security title or security interest created or intended to be created pursuant hereto or thereto, or which if adversely determined could reasonably be expected to have a Material Adverse Effect. Except as set forth on SCHEDULE 6.7, there are no judgments, final orders or awards outstanding against or affecting the Borrower, Guarantor, any of their Subsidiaries, any Mortgaged Property or any Theatre Asset.

          ss.6.8 NO MATERIALLY ADVERSE CONTRACTS, ETC. None of the Borrower, Guarantor or any of their Subsidiaries is subject to any judgment, decree or order that has or is reasonably expected in the future to have a materially adverse effect on the business, assets or financial condition of such Person.

          ss.6.9 COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of the Borrower, the Guarantor or any of their Subsidiaries is in violation of any provision of its charter or other organizational documents, bylaws, or any agreement or instrument to which it is subject or by which it or any of its properties is bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to materially and adversely affect the financial condition, properties or business of such Person.

          ss.6.10 TAX STATUS. Each of the Borrower, the Guarantor and their Subsidiaries (a) has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject or has obtained an extension for filing, (b) has paid prior to delinquency all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

          ss.6.11 NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

          ss.6.12 HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Borrower, the Guarantor or any of their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is any of them an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

          ss.6.13 ABSENCE OF UCC FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens or as disclosed on the lien search reports delivered to and approved by the Agent, there is no financing statement (but excluding any financing statements that may be filed against Borrower, Guarantor or their Subsidiaries without the consent or agreement of such Persons), security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any applicable filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any of the Theatre Assets.

          ss.6.14 INTENTIONALLY DELETED.

          ss.6.15 CERTAIN TRANSACTIONS. Except as disclosed on SCHEDULE 6.15 hereto, or in EPR's reports under the Exchange Act, delivered to the Lenders from the Borrower or Guarantor, none of the partners, officers, trustees, managers, members, directors, or employees of the Borrower, Guarantor or any of their Subsidiaries is a party to any material agreement with the Borrower, Guarantor or any of their Subsidiaries (other than for services as partners, managers, members, employees, officers and directors), including any such agreement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any partner, officer, trustee, director or such employee or, to the knowledge of the Borrower or Guarantor, any corporation, partnership, trust or other entity in which any partner, officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, which are on terms materially less favorable to the Borrower, Guarantor or any of their Subsidiaries than those that would be obtained in a comparable arms-length transaction.

          ss.6.16 EMPLOYEE BENEFIT PLANS. The Borrower, Guarantor and each ERISA Affiliate has fulfilled its obligation, if any, under the minimum funding standards of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan. Neither the Borrower, Guarantor nor any ERISA Affiliate has (a) sought a waiver of the minimum funding standard under ss.412 of the Code in respect of any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, (b) failed to make any contribution or payment to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, or made any amendment to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, or (c) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under ss.4007 of ERISA. None of the Mortgaged Properties constitutes (or Theatre Assets will constitute, after giving effect to the Acquisition Agreements) a "plan asset" of any Employee Plan, Multiemployer Plan or Guaranteed Pension Plan.

          ss.6.17 DISCLOSURE. All of the representations and warranties made by or on behalf of the Borrower, the Guarantor and their Subsidiaries in this Agreement, the other Loan Documents, the Acquisition Agreements or any document or instrument delivered to the Agent or the Lenders pursuant to or in connection with any thereof are true and correct in all material respects, and neither the Borrower nor Guarantor has failed to disclose such information as is necessary to make such representations and warranties not misleading. There is no material fact or circumstance that has not been disclosed to the Agent and the Lenders or in EPR's Exchange Act reports delivered by Borrower or Guarantor to Lender herewith, and the written information, reports and other papers and data with respect to the Borrower, any Subsidiary, Guarantor, the Mortgaged Properties or the Theatre Assets (other than projections and estimates) furnished to the Agent or the Lenders in connection with this Agreement or the obtaining of the Commitments of the Lenders hereunder was, at the time so furnished, complete and correct in all material respects, or has been subsequently supplemented by other written information, reports or other papers or data, to the extent necessary to give in all material respects a true and accurate knowledge of the subject matter in all material respects; provided that such representation shall not apply to (a) the accuracy of any engineering and environmental reports prepared by third parties or legal conclusions or analysis provided by the Borrower's and/or Guarantor's counsel (although the Borrower and the Guarantor have no reason to believe that the Agent and the Lenders may not rely on the accuracy thereof) (b) budgets, projections and other forward-looking speculative information prepared in good faith by the Borrower or Guarantor (except to the extent the related assumptions were when made manifestly unreasonable), or (c) any Third Party Information.

          ss.6.18 TRADE NAME; PLACE OF BUSINESS. Neither the Borrower nor Guarantor uses any trade name and conducts business under any name other than its actual name set forth in the Loan Documents. The principal place of business of each of the Borrower and Guarantor is as set forth in ss.19 herein, and neither Borrower nor Guarantor will change its principal place of business without first notifying Agent.

          ss.6.19 REGULATIONS T, U AND X. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224. Neither the Borrower nor Guarantor is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224.

          ss.6.20 ENVIRONMENTAL COMPLIANCE. The Borrower and Guarantor have taken all commercially reasonable steps to investigate the past and present conditions and usage of the Mortgaged Properties and the Theatre Assets and the operations conducted thereon and, except as specifically set forth in the written environmental site assessment reports of the Environmental Engineer provided to the Agent on or before the date hereof, or in the case of Real Estate acquired after the date hereof by Borrower, Guarantor or their Subsidiaries, the environmental site assessment reports with respect thereto provided to the Agent, makes the following representations and warranties:

               (a) Neither the Borrower, Guarantor, their Subsidiaries nor to the best knowledge and belief of Borrower, Guarantor or their Subsidiaries any operator of the Real Estate, nor any operations thereon, is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to the environment (hereinafter "ENVIRONMENTAL LAWS"), which violation
          (i) involves Real Estate (other than the Mortgaged Properties or the Theatre Assets) and would have a Material Adverse Effect or (ii) involves Mortgaged Property or the Theatre Assets.

               (b) Neither the Borrower, Guarantor nor any of their Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. ss.9601(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("HAZARDOUS Substances") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower, Guarantor or any of their Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

               (c) (i) No portion of the Real Estate or the Theatre Assets has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws, and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate or the Theatre Assets except those which are being operated and maintained in compliance with Environmental Laws; (ii) in the course of any activities conducted by the Borrower, Guarantor, their Subsidiaries or, to the best knowledge and belief of the Borrower and Guarantor, the operators of their properties, no Hazardous Substances have been generated or are being used on the Real Estate or the Theatre Assets except in the ordinary course of business and in accordance with applicable Environmental Laws; (iii) there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (other than the storing of materials in reasonable quantities to the extent necessary for the operation of a Megaplex Movie Theatre in the ordinary course of business, and in any event in compliance with all Environmental Laws) (a "RELEASE") or threatened Release of Hazardous Substances on, upon, into or from the Mortgaged Properties or the Theatre Assets, which Release would have a material adverse effect on the value of such Mortgaged Properties or the Theatre Assets or adjacent properties, or from any other Real
          Estate, which Release could have a Material Adverse Effect; (iv) except as set forth on SCHEDULE 6.20 hereto, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate or the Theatre Assets which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate or the Theatre Assets; and (v) any Hazardous Substances that have been generated on any of the Real Estate or the Theatre Assets have been transported off-site in accordance with all applicable Environmental Laws. The representation set forth in this ss.6.20(c) with respect to activities of lessees and other third parties unrelated to Borrower or Guarantor shall be limited to the best knowledge and belief of the Borrower and the Guarantor.

               (d) To the best  knowledge of each of the Borrower,  Guarantor or their Subsidiaries, none of the Borrower, Guarantor, their Subsidiaries and the Real Estate or the Theatre Assets is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement in each case by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of the Mortgages or to the effectiveness of any other transactions contemplated hereby except for such matters that shall be complied with as of the Closing Date.

               (e) To the best knowledge of Borrower, Guarantor and their Subsidiaries, the Borrower has not acquired any actual knowledge of any existing or closed sanitary landfills, solid waste disposal sites, or hazardous waste treatment, storage or disposal facilities on or affecting the Real Estate or the Theatre Assets.

               (f) There has been no claim received by Borrower, Guarantor or their Subsidiaries by any party that any use, operation, or condition of the Real Estate or the Theatre Assets has caused any nuisance or any other liability or adverse condition on any other property which could reasonably be expected to have a Material Adverse Effect, nor is there any knowledge of any basis for such a claim.

               (g) In the event that any event or circumstance described in ss.6.20 shall occur with respect to any Real Estate of Borrower, Guarantor or their Subsidiaries after the date hereof that Borrower is permitted to address pursuant to ss.8.6, or that is being remedied by Tenant, such event or circumstance shall not constitute a misrepresentation of Borrower at any time the representations and warranties under this ss.6.20 are repeated or deemed repeated; provided further that the foregoing shall not limit the requirement that such representations with respect to Mortgaged Properties or the Theatre Assets be correct when such properties are accepted as collateral hereunder or under the Fleet Agreement, as the case may be.

          ss.6.21 SUBSIDIARIES. The Guarantor does not have nor during any time that any Obligations are outstanding, shall the Guarantor have any Subsidiaries. SCHEDULE 6.21(A) sets forth, as of the date hereof, all of the Subsidiaries of the Borrower, the form and jurisdiction of organization of each of the Subsidiaries, and the owners of the direct and indirect ownership interests therein. SCHEDULE 6.21(B) sets forth, as of the date hereof, all of the Affiliates of the Borrower, the Guarantor and their Subsidiaries that are not also Subsidiaries, the form and jurisdiction of organization of each of the Affiliates, Guarantor's or their Subsidiary's ownership interest therein and the other owners of the applicable Affiliates. No Person owns any legal, equitable or beneficial interest in any of the Persons set forth on SCHEDULES 6.21(A) and 6.21(B) except as set forth on such Schedules.

          ss.6.22 LEASES. The Borrower has delivered to the Agent true copies of the Leases relating to each Theatre Asset as of the date hereof. An accurate and complete Rent Roll and Lease Summary with respect to all Leases of any portion of the Theatre Assets has been provided to the Agent. The Leases reflected on such Rent Roll constitute as of the date thereof the sole agreements relating to leasing or licensing of space at such Theatre Assets and in the Building relating thereto. No tenant is entitled to any free rent, partial rent, rebate of rent payments, credit, offset or deduction in rent, including, without limitation, lease support payments or lease buy-outs, except as reflected in such Rent Roll or the applicable Lease. Except as set forth in SCHEDULE 6.22 or the applicable estoppel, the Leases with respect to the Theatre Assets are in full force and effect in accordance with their terms, without any payment default or any other material default thereunder, nor are there any defenses, counterclaims, offsets, concessions or rebates available to any tenant thereunder, except as provided in the applicable Leases or to the extent Guarantor has knowledge thereof, neither the Borrower nor Guarantor has given or made, any notice of any payment or other material default, or any claim, which remains uncured or unsatisfied, with respect to any of the Leases, and to the best of the knowledge and belief of the Borrower, there is no basis for any such claim or notice of default by any tenant. No property other than the Theatre Asset which is the subject of the applicable Lease is necessary to comply with the requirements (including, without limitation, parking requirements) contained in such Lease.

          ss.6.23 PROPERTY. All of the Mortgaged Properties and the Theatre Assets are in good condition and working order subject to ordinary wear and tear and casualty and condemnation permitted in the Loan Documents. All of the other Real Estate of the Borrower, Guarantor and their Subsidiaries is in good condition and working order subject to ordinary wear and tear and casualty and condemnation permitted in the Loan Documents, except for such portion of such Real Estate which is not occupied by any tenant and where such failure would not have a Material Adverse Effect. Such Real Estate, and the use and operation thereof, is in material compliance with all applicable zoning, building codes and other applicable governmental regulations. There are no unpaid or outstanding real estate or other taxes or assessments on or against any of the Theatre Assets which, after giving effect to the Acquisition Agreements, are payable by the Borrower or Guarantor (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this Agreement or the applicable Leases). There are no unpaid or outstanding real estate or other taxes or assessments on or against any other property of the Borrower, the Guarantor or any of their Subsidiaries which are payable by any of such Persons in any material amount (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this Agreement). There are no pending eminent domain proceedings against the Theatre Assets or any property of the Borrower, the Guarantor or their Subsidiaries or any part thereof, and, to the knowledge of the Borrower, no such proceedings are presently threatened by any taking authority which may individually or in the aggregate have any Material Adverse Effect. None of the Theatre Assets or the property of the Borrower, the Guarantor or their Subsidiaries is now damaged as a result of any fire, explosion, accident, flood or other casualty in any manner which individually or in the aggregate would have any Material Adverse Effect.

          ss.6.24 BROKERS. Neither the Borrower, Guarantor nor any of their Subsidiaries has engaged or otherwise dealt with any broker, finder or similar entity in connection with this Agreement or the Loans contemplated hereunder.

          ss.6.25 OTHER DEBT. None of the Borrower or any of its Subsidiaries is in default of the payment of any Indebtedness in an amount equal to or greater than $1,000,000.00 in the aggregate, or the material performance of any related agreement, mortgage, deed of trust, security agreement, financing agreement, indenture or lease to which any of them is a party. Neither the Borrower nor the Guarantor is a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time or payment of any of the Obligations to any other indebtedness or obligation of the Borrower. SCHEDULE 6.25 hereto sets forth all agreements, mortgages, deeds of trust, financing agreements or other material agreements binding upon the Borrower or Guarantor or their Subsidiaries or their respective properties and entered into by the Borrower and/or Guarantor as of the date of this Agreement with respect to any Indebtedness of the Borrower or Guarantor or any of its Subsidiaries in an amount equal to or greater than $1,000,000.00, in the aggregate, and the Borrower has provided the Agent with true, correct and complete copies thereof.

          ss.6.26 SOLVENCY. As of the Closing Date and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, including all Loans made or to be made hereunder, neither the Borrower nor Guarantor is insolvent on a balance sheet basis such that the sum of such Person's assets exceeds the sum of such Person's liabilities, the Borrower and Guarantor are able to pay their debts as they become due, and the Borrower and Guarantor have sufficient capital to carry on their business.

          ss.6.27 NO BANKRUPTCY FILING. Neither the Borrower or Guarantor is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and the Borrower has no knowledge of any Person contemplating the filing of any such petition against it or Guarantor.

          ss.6.28 NO FRAUDULENT INTENT. Neither the execution and delivery of this Agreement, the Acquisition Agreements or any of the other Loan Documents nor the performance of any actions required hereunder or thereunder is being undertaken by the Borrower or Guarantor or any of their Subsidiaries with or as a result of any actual intent by any of such Persons to hinder, delay or defraud any entity to which any of such Persons is now or will hereafter become indebted.

          ss.6.29 TRANSACTION IN BEST INTERESTS OF OBLIGOR; CONSIDERATION. The transaction evidenced by this Agreement and the other Loan Documents is in the best interests of the Borrower, Guarantor and their Subsidiaries. The direct and indirect benefits to inure to the Borrower, its Subsidiaries, the Guarantor and its Subsidiaries pursuant to this Agreement and the other Loan Documents constitute substantially more than "reasonably equivalent value" (as such term is used in ss.548 of the Bankruptcy Code) and "valuable consideration," "fair value," and "fair consideration," (as such terms are used in any applicable state fraudulent conveyance law), in exchange for the benefits to be provided by the Borrower and its Subsidiaries pursuant to this Agreement and the other Loan Documents, and but for the willingness of Guarantor to guaranty the Loan, the Borrower would be unable to obtain the financing contemplated hereunder which financing will enable the Borrower and its Subsidiaries to have available financing to conduct and expand their business.

          ss.6.30   CAPITALIZATION.   The  authorized   membership  interest  of
     Guarantor is owned 100% by EPR.

          ss.6.31 NOTICE OF REIT STATUS. EPR shall give each Lender notice in the event it does not maintain its status as a REIT or takes any action which could lead to its disqualification as a REIT.

          ss.6.32 INTENTIONALLY DELETED.

          ss.6.33 CERTIFICATES OF OCCUPANCY; LICENSES. All certificates of completion and occupancy permits and, to the best knowledge of Borrower, all other certifications, permits, licenses and approvals, including any applicable liquor license required for the legal use, occupancy and operation of each of the Mortgaged Properties and the Theatre Assets as a Megaplex Movie Theatre and all appurtenant and related uses (collectively, the "LICENSES"), have been obtained and are in full force and effect.

          ss.6.34 INSURANCE. Borrower shall, in connection with the closing hereunder and prior to the expiration of any insurance required hereunder, deliver to the Agent and Lenders certificates of any insurance required hereunder evidencing the existence of such insurance, which such certificates shall be in form and substance reasonably satisfactory to Agent and Lenders, it being agreed that such insurance and certificates may be maintained by a Tenant at each of the Mortgaged Properties and the Theatre Assets. Insurance certificates which comply with the terms of the applicable Leases approved by Agent shall be deemed acceptable to Agent and Lenders.

          ss.6.35 REAFFIRMATION OF REPRESENTATIONS. Each of the Borrower and Guarantor hereby restates and reaffirms each of the representations and warranties made by Borrower or Guarantor set forth in any of the Acquisition Agreements as if the same were fully set forth herein, it being understood and agreed that any representation or warranty which by its terms is made as of a specified date (other than that made as of the closing date) shall be required to be true and correct only as of such specified date.

ss.7. AFFIRMATIVE COVENANTS.

     Each of the Borrower and Guarantor (as applicable) covenants and agrees to the following, so long as any Obligation, Loan or Note is outstanding or any of the Lenders have any obligation to make any Loans:

          ss.7.1 PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest and fees provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes, as well as all other sums owing pursuant to the Loan Documents.

          ss.7.2 MAINTENANCE OF OFFICE. The Borrower and Guarantor will maintain its respective chief executive office at 30 Pershing Road, Suite 201, Kansas City, MO, 64108, or at such other place in the United States of America as the Borrower or Guarantor shall designate prior to any such change in location by written notice to the Agent and the Lenders, where notices, presentations and demands to or upon the Borrower or Guarantor in respect of the Loan Documents may be given or made.

          ss.7.3 RECORDS AND ACCOUNTS. The Borrower and Guarantor will (a) keep, and cause each of its Subsidiaries to keep, proper records and books of account in which true and correct entries will be made in accordance with GAAP and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of its Subsidiaries, contingencies and other reserves. Neither the Borrower, Guarantor nor any of their Subsidiaries shall, without the prior written consent of the Required Lenders, (x) make any material change to the accounting procedures used by such Person in preparing the financial statements and other information described in ss.6.4 or ss.7.4, except as required by SEC Rules or interpretations thereof or accounting industry pronouncements or (y) change its fiscal year.

          ss.7.4 FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. Borrower will deliver or cause to be delivered to the Agent with sufficient copies for each of the Lenders:

               (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of Borrower, commencing with the fiscal year ending December 31, 2003, the audited Consolidated balance sheet of Borrower and its Consolidated Subsidiaries at the end of such year, and the related audited
          Consolidated statements of income, changes in capital and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and accompanied by an auditor's report prepared without qualification as to the scope of the audit by a "Big Four" accounting firm or another nationally recognized firm acceptable to the Agent (the foregoing with respect to EPR may be satisfied by delivery of the Form 10-K of EPR filed with the SEC, PROVIDED, HOWEVER, that in no event shall any reference to any prior 10-Ks or Proxy Statements which may be incorporated by reference within the filings then being delivered to Agent be deemed delivered to Agent nor shall any such information contained in any such prior filings be deemed delivered to Agent), and any other information the Agent may reasonably request to complete a financial analysis of the Borrower and its Subsidiaries, together with a written statement from such accountants to the effect that they have read this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any Default or Event of Default they shall disclose in such statement any such Default or Event of Default;

               (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each fiscal quarter (including the fourth quarter) of Borrower, copies of the unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related unaudited Consolidated statements of income and cash flows for the portion of Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP (the foregoing with respect to EPR and its Subsidiaries may be satisfied by delivery of the Form 10-Q of EPR filed with the SEC PROVIDED, HOWEVER, that in no event shall any reference to any prior 10-Qs or Proxy Statements which may be incorporated by reference within the filings then being delivered to Lenders be deemed delivered to a Lender nor shall any such information contained in any such prior filings be deemed delivered to a Lender), together with a certification by the chief financial officer or accounting officer of Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

               (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement (a "COMPLIANCE CERTIFICATE") certified by the chief financial officer or chief accounting officer of Borrower in the form of EXHIBIT K hereto (or in such other form as the Agent may approve from time to time) setting forth in reasonable detail computations evidencing compliance or non-compliance (as the case may be) with the covenants contained in ss.9 and the other covenants described in such certificate and (if applicable) setting forth reconciliations to reflect changes in GAAP since the Balance Sheet Date. All income, expense and value associated with Real Estate or other Investments disposed of during any quarter will be eliminated from calculations, where applicable. The Compliance Certificate shall be accompanied by copies of the statements of the Mortgaged Property Net Operating Income for such fiscal quarter and on a trailing four-quarter basis for each of the Mortgaged Properties, prepared on a basis consistent with the statements furnished under the Fleet Agreement prior to the date hereof and otherwise in form and substance reasonably satisfactory to the Agent, together with a certification by the chief financial officer or chief accounting officer of Borrower that the information contained in such statement fairly presents the Mortgaged Property Net Operating Income of the Mortgaged Properties for such periods;

               (d) contemporaneously with the delivery of the financial statements referred to in clause (a) above, the statement of all contingent liabilities involving amounts of $1,000,000.00 or more of the Borrower, Guarantor and their Subsidiaries which are not reflected in such financial statements or referred to in the notes thereto (including, without limitation, all guaranties, endorsements and other contingent obligations in respect of the indebtedness of others, and obligations to reimburse the issuer in respect of any letters of credit);

               (e) as soon as practicable but in any event not later than forty-five (45) days after the end of each fiscal quarter of Borrower (including the fourth fiscal quarter in each year), a Rent Roll for each of the Mortgaged Properties and the Theatre Assets and a Consolidated operating statement for the Mortgaged Properties and the Theatre Assets, and a copy of each Lease or amendment entered into with respect to a Mortgaged Property or the Theatre Assets during such quarter;

               (f) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature, reports or proxy statements sent to the shareholders of the Borrower;

               (g) Intentionally deleted;

               (h) promptly upon the filing hereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent);

               (i) Intentionally Deleted;

               (j) evidence reasonably satisfactory to Agent of the timely payment of all real estate taxes for the Theatre Assets;

               (k) not later than November 15 of each year, the cash flow projections of the Borrower, Guarantor and their Subsidiaries for the next three years;

               (l) from time to time such other financial data and information in the possession of the Borrower, Guarantor or their Subsidiaries (including without limitation auditors' management letters, status of litigation or investigations against the Borrower and any settlement discussions relating thereto, property inspection and environmental reports and information as to zoning and other legal and regulatory changes affecting the Borrower or Guarantor) as the Agent may reasonably request. Information concerning such litigation or settlement discussions shall not include attorney-client privileged communications, but shall otherwise include information which may be confidential or subject to a work-product privilege so that the Agent and the Lenders receive the same level of disclosure from the Borrower with respect to such matters as has been made under the Fleet Agreement prior to the Closing Date.

               (m) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, that Borrower or Guarantor shall have filed with the Commission (or any Governmental Authority substituted therefor) or any national securities exchange, including each Form 8-K, Form 10-K and Form 10-Q filed with the Commission.

               (n) as soon as is reasonably practicable, but in any event not later than forty-five (45) days after the end of each fiscal quarter (including the fourth quarter), statements of Exhibitor's EBITDAR for the prior quarter and for the trailing four quarters.

          ss.7.5 NOTICES.

               (a) DEFAULTS.  The Borrower and Guarantor  will each  immediately upon obtaining actual knowledge of same notify the Agent in writing of the occurrence of any Default or Event of Default, which notice shall describe such occurrence with reasonable specificity and shall state that such notice is a "notice of default or event of default". If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower, Guarantor or any of their Subsidiaries is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would either cause a Default or have a Material Adverse Effect, the Borrower or Guarantor shall promptly give written notice thereof to the Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

               (b) ENVIRONMENTAL EVENTS. The Borrower and Guarantor will each give notice to the Agent within five (5) Business Days of obtaining actual knowledge of (i) any potential or known Release, or threat of Release, of any Hazardous Substances in an amount that may be required to be contained, removed or otherwise remediated at or from any Real Estate; (ii) any violation of any Environmental Law that the Borrower, Guarantor or any of their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency or (iii) any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that in either case involves (A) any Mortgaged Property, (B) any other Real Estate and could reasonably be expected to have a Material Adverse Effect, (C) any Theatre Asset or
          (D) or the Agent's liens or security interests or title on the Potential Collateral.

               (c) NOTIFICATION OF CLAIMS AGAINST COLLATERAL. The Borrower and Guarantor will each give notice to the Agent in writing within five
          (5) Business Days of obtaining actual knowledge of any material setoff, claims (including environmental claims), withholdings or other defenses to which any of the Potential Collateral, or the rights of the Agent or the Lenders with respect to the Potential Collateral, are subject.

               (d) NOTICE OF LITIGATION AND JUDGMENTS. The Borrower and Guarantor will each give notice to the Agent in writing within five
          (5) Business Days of obtaining actual knowledge of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower, Guarantor or any of their Subsidiaries or to which the Borrower, Guarantor or any of their Subsidiaries is or is to become a party involving an uninsured claim against any of the Borrower, Guarantor or any of their Subsidiaries that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings. The Borrower and Guarantor will each give notice to the Agent, in writing, in form and detail reasonably satisfactory to the Agent and each of the Lenders, within ten days of any judgment not covered by insurance, whether final or otherwise, against any of the Borrower, Guarantor or any of their Subsidiaries in an amount in excess of $1,000,000 in the aggregate, except that notice is not required hereunder for EPR unless such amount exceeds $5,000,000 in the aggregate.

               (e) NOTICE OF PROPOSED SALES, ENCUMBRANCES, REFINANCE OR TRANSFER OF NON-MORTGAGED Property. The Borrower and Guarantor will each give notice to the Agent of any completed sale, encumbrance, refinance or transfer of any Real Estate in amounts exceeding $5,000,000.00 (other than the Mortgaged Properties) or other Investments of the type described in ss.8.3(i) of the Guarantor or EPR, within any fiscal quarter of Borrower, such notice to be submitted together with the Compliance Certificate provided or required to be provided to the Agent and the Lenders under ss.7.4 with respect to such fiscal quarter. The Compliance Certificate shall with respect to any completed sale, encumbrance, refinance or transfer be adjusted in the best good faith estimate of Borrower to give effect to such sale, encumbrance, refinance or transfer and demonstrate that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such sale, encumbrance, refinance or transfer. Notwithstanding the foregoing, in the event of any sale, encumbrance, refinance or transfer of any Real Estate or other Investment of the type described in ss.8.3(i) involving Real Estate or such other Investment by EPR in an amount in excess of $25,000,000 per quarter, the Borrower shall promptly give notice to the Agent of such transaction, which notice shall be accompanied by a Compliance Certificate prepared using the financial statements of Borrower most recently provided or required to be provided to the Agent and the Lenders under ss.6.4 or ss.7.4, adjusted as provided in this paragraph.

               (f) ERISA. The Borrower will give notice to the Agent within five
          (5) Business Days after the Borrower or any ERISA Affiliate (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in ss.4043 of ERISA) with respect to any Guaranteed Pension Plan, Multiemployer Plan or Employee Benefit Plan, or knows that the plan administrator of any such plan has given or is required to give notice of any such reportable event; (ii) gives a copy of any notice of complete or partial withdrawal liability under Title IV of ERISA; or (iii) receives any notice from the PBGC under Title IV or ERISA of an intent to terminate or appoint a trustee to administer any such plan.

               (g) NOTIFICATION OF LENDERS. Within five (5) Business Days after receiving any notice under this ss.7.5, the Agent will forward a copy thereof to each of the Lenders, together with copies of any certificates or other written information that accompanied such notice.

          ss.7.6 EXISTENCE; MAINTENANCE OF PROPERTIES.

               (a) The Guarantor will preserve and keep in full force and effect its status as a Special Purpose Entity, as set forth in Section 6.1(a) herein. EPR will preserve and keep in full force and effect its existence as a Maryland real estate investment trust. The Borrower and Guarantor will cause each of their Subsidiaries to preserve and keep in full force and effect their legal existence in the jurisdiction of its incorporation or formation. The Borrower will preserve and keep in full force all of its rights and franchises and those of its Subsidiaries, the preservation of which is necessary to the conduct of their business. Guarantor shall at all times comply with all requirements and applicable laws, guidelines and regulations necessary to maintain its Special Purpose Entity status. EPR shall at all times comply with all requirements and applicable laws and regulations necessary to maintain REIT status. The common shares of EPR shall at all times be listed for trading and be traded on the New York Stock Exchange (NYSE), unless otherwise consented to by the Required Lenders.

               (b) The Guarantor and EPR, as applicable, (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment, and (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof in all cases in which the failure so to do would have a material adverse effect on the condition of any Theatre Asset or Mortgaged Property or would cause a Material Adverse Effect. Without limitation of the obligations of the Borrower under this Agreement with respect to the maintenance of the Theatre Assets and Mortgaged Properties, the Borrower shall promptly and diligently comply with the recommendations of the Environmental Engineer concerning the maintenance, operation or upkeep of the Theatre Assets and Mortgaged Properties contained in the building inspection and environmental reports delivered to the Agent or otherwise obtained by Borrower or Guarantor. This Section 7.6(b) shall be subject, however, to any provisions in the applicable Leases regarding restriction of Guarantor, EPR or the applicable Subsidiaries, to make such repairs, renewals, replacements, etc.

          ss.7.7 INSURANCE.

               (a) The Borrower and Guarantor will procure and maintain or cause to be procured and maintained (i) insurance covering the Borrower and the Guarantor and their Subsidiaries, the Theatre Assets, upon acquisition thereof by Guarantor, the Mortgaged Properties and its properties (the cost of such insurance to be borne by the insured thereunder) with financially sound and reputable insurers (or self-insurance provided by creditworthy tenants) in such amounts and against such risks and casualties as are customary for properties of similar character and location, due regard being given to the type of improvements thereon, their construction, location, use and occupancy, and, upon the Theatre Assets becoming collateral for the Obligations, insuring the interests of the Lenders pursuant to this Agreement, and
          (ii) such insurance as is required by the Required Lenders, including without limitation, the following with respect to each of the Theatre Assets, upon acquisition thereof by Guarantor, and the Mortgaged Properties provided that the coverage in place as required in the applicable Leases for the Mortgaged Properties or the Theatre Assets shall be deemed acceptable to the Required Lenders and deemed to meet the requirements set forth in this Section 7.7:

                    (i) Property insurance for each of the Mortgaged  Properties and the Theatre Assets, upon acquisition thereof by Guarantor, will be maintained by the Tenant under each of the applicable leases for such property at Tenant's sole cost and expense, for the mutual benefit of such tenant, Borrower and, upon the Theatre Assets becoming collateral for the Obligations, the Agent and the Lenders. The requirements as specified in the applicable lease will be the required coverage under this Agreement for the property to which such lease relates.

                    (ii) Commercial  general liability  insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about each such property, such insurance
               (A) to be the so-called "occurrence" form with a combined limit of not less than Five Million Dollars ($5,000,000) in the aggregate and One Million  Dollars  ($1,000,000)  per occurrence;
               (B) to continue at not less than the aforesaid limit until required to be changed by the Required Lenders in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all legal contracts; and (5) contractual liability covering the indemnities contained in the applicable mortgages, to the extent the same is available.

                    (iii)  Automobile  liability  coverage  for  all  owned  and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence of One Million Dollars ($1,000,000).

                    (iv)  Worker's   compensation   and   employee's   liability
               insurance subject to the worker's compensation laws of the applicable state.

                    (v) Umbrella liability  insurance in an amount not less than
               Fifty Million Dollars ($50,000,000) per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above, including supplemental coverage for commercial general liability, employer's liability and automobile liability.

                    (vi) Rent loss or business interruption insurance in an amount equal to one year's projected revenues.

                    (vii) Flood  Insurance if the Mortgaged  Property or Theatre
               Asset (when acquired) is located in a flood prone or flood prone, flood risk or flood hazard area as designated pursuant to the Federal Flood Disaster Protection Act of 1978, as amended, and the regulations thereunder, or if otherwise reasonably required by Agent.

                    (viii) Such other  insurance  coverages on the events as the
               Agent or the Required Lenders may request consistent with customary practice for similar properties.

               (b) The Borrower shall, prior to the expiration of any insurance required hereunder, deliver to Agent evidence of insurance evidencing the existence of all such insurance, such certificates to be in form and substance reasonably satisfactory to Agent, it being agreed that such insurance certificates may be maintained by the Tenant under its applicable lease for the Mortgaged Property or Theatre Assets (when acquired).

               (c) All insurance provided for in Section 7.7(a) above shall be obtained under valid and enforceable policies (collectively, the "POLICIES" or in the singular, the "POLICY"), and shall be subject to the approval of Agent as to insurance companies, amounts, deductibles, loss payees and insureds. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the applicable state and having a financial strength rating of not less than the better of A- and "A2" or better by the Rating Agencies selected by Agent. The Policies described in Section 7.7(a) shall, with respect to the Theatre Assets if they become collateral hereunder, designate Agent for the benefit of the Lenders as additional insured on all applicable policies of liability insurance and shall include a loss payable clause and standard non-contributing mortgagee clause in favor of Agent for the benefit of the Lenders providing that any loss thereunder shall be payable to the Agent for the benefit of the Lenders. Not less than ten (10) days prior to the expiration dates of the Policies theretofore furnished to Agent, Borrower shall cause certificates of insurance evidencing the Policies specified in 7.7(a) accompanied by evidence satisfactory to Agent of payment of the premiums due thereunder (the "INSURANCE PREMIUMS"), to be delivered by Borrower to Agent.

               (d) Any blanket insurance Policy shall specifically allocate to each individual Mortgaged Property and the Theatre Assets (when acquired), the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Mortgaged Properties and the Theatre Assets (when acquired) in compliance with the provisions of Section 7.7(a).

               (e) All Policies provided for in Section 7.7(a) shall contain clauses or endorsements to the effect that:

                    (i) no act or  negligence  of any Obligor,  or anyone acting for Obligor, or any tenant or occupant, or failure to comply with the provisions of any Policy, which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as the Agent or any Lender is concerned.

                    (ii) The Policy shall not be materially  changed (other than to increase the coverage provided thereby) or cancelled without at least thirty (30) days' written notice to the Agent and the Lenders and any other party named therein as an additional insured;

                    (iii) The issuers thereof shall give written notice to Agent and the Lenders if the Policy has not been renewed thirty (30) days prior to its expiration; and

                    (iv) Neither the Agent nor any Lender shall be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

               (f) If at any time Agent is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Agent shall have the right, without notice to any Obligor, to take such action as the Agent deems necessary to protect the Lenders' interest in the Theatre Assets, including the obtaining of such insurance coverage as Agent in its sole discretion deems appropriate. All premiums incurred by Agent in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Agent upon demand and until paid shall be secured by the Potential Collateral and bear interest at the Default Rate.

               (g) In the event of any loss or damage to the Theatre Assets (if they become collateral hereunder), the Borrower or the Guarantor shall give prompt written notice to the insurance carrier and the Agent and the Lenders. Each of the Borrower and the Guarantor hereby irrevocably authorizes and empowers the Agent, at the Agent's option and in the Agent's sole discretion or at the request of the Required Lenders in their sole discretion, as its attorney in fact, to make proof of such loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive Insurance Proceeds, and to deduct therefrom the Agent's expenses incurred in the collection of such Insurance Proceeds; provided, however, that so long as no Default or Event of Default has occurred and is continuing and so long as the Borrower or Guarantor shall in good faith diligently pursue such claim, the Borrower or Guarantor may make proof of loss and appear in any proceedings or negotiations with respect to the adjustment of such claim, except that the Borrower or Guarantor may not settle, adjust or compromise any such claim without the prior written consent of the Agent, which consent shall not be unreasonably withheld or delayed; provided, further, that the Borrower or Guarantor may make proof of loss and adjust and compromise any claim under casualty insurance policies which is in an amount less than $500,000 so long as no Default or Event of Default has occurred and is continuing and so long as the Borrower or Guarantor shall in good faith diligently pursue such claim. Each of the Borrower and Guarantor further authorizes the Agent, at the Agent's option, to (i) apply the balance of such Insurance Proceeds to the payment of the Obligations whether or not then due, or (ii) if the Agent shall require the reconstruction or repair of the Theatre Assets (if they become collateral hereunder), to hold the balance of such proceeds as trustee to be used to pay taxes, charges, sewer use fees, water rates and assessments which may be imposed on such property and the Obligations as they become due during the course of reconstruction or repair of such property and to reimburse the Borrower or Guarantor, in accordance with such terms and conditions as the Agent may prescribe, for the costs of reconstruction or repair of such property, and upon completion of such reconstruction or repair to apply any excess to the payment of the Obligations.

               (h) Notwithstanding the foregoing or anything in the Mortgages but subject in all events to the terms of the applicable Leases, the Agent shall make net Insurance Proceeds and Condemnation Proceeds with respect to the Theatre Assets available to the Borrower or Guarantor to reconstruct and repair such property, in accordance with such terms and conditions as the Agent may prescribe in the Agent's discretion for the disbursement of the proceeds, provided that (i) the cost of such reconstruction or repair is not estimated by the Agent to exceed fifty percent (50%) of the replacement cost of the damaged Building (as reasonably estimated by the Agent), (ii) no Event of Default shall have occurred and be continuing, (iii) the Borrower or Guarantor shall have provided to the Agent additional cash security in an amount equal to the amount reasonably estimated by the Agent to be the amount in excess of such proceeds which will be required to complete such repair or restoration, (iv) the Agent shall have approved the plans and specifications, construction budget, construction contracts, and construction schedule for such repair or restoration and reasonably determined that the repaired or restored such property will provide the Agent with adequate security for the Obligations (provided that the Agent shall not disapprove such plans and specifications if the Building is to be restored to its condition immediately prior to such damage), (v) the Borrower or Guarantor shall have delivered to the Agent written agreements binding upon the Tenants in possession of any portion of the affected property or having any right to require repair, restoration or completion of such property or any portion thereof, agreeing upon a date for delivery of possession of such property or their respective portions thereof, to permit time which is sufficient in the judgment of the Agent for such repair or restoration and approving the plans and specifications for such repair or restoration, or other evidence satisfactory to the Agent that none of such tenants or other parties may terminate their Leases as a result of such casualty or as a result of having a right to approve the plans and specifications for such repair or restoration, (vi) the Agent shall reasonably determine that such repair or reconstruction can be completed prior to the Maturity Date, (vii) the Agent shall receive evidence reasonably satisfactory to it that any such restoration, repair or rebuilding complies in all respects with any and all applicable state, federal and local laws, ordinances and regulations, including without limitation, zoning laws, ordinances and regulations, and that all required permits, licenses and approvals relative thereto have been or will be issued in a manner so as not to materially impede the progress of restoration, (viii) the Agent shall receive evidence reasonably satisfactory to it that the insurer under such policies of fire or other casualty insurance does not assert any defense to payment under such policies against the Borrower, Guarantor or the Agent, and (ix) with respect to any taking or condemnation, Agent shall determine that following such repair or restoration there shall be no more than the lesser of (i) a fifty percent (50%) reduction in occupancy or rental income from such property so affected by such specific condemnation or taking (excluding any proceeds from rental loss insurance or proceeds from such award allocable to rent) or (ii) a fifteen percent (15%) reduction in occupancy or in rental income from all of the Theatre Assets (excluding any proceeds from rental loss insurance or proceeds of such award allocable to rent), after giving effect to the current condemnation or taking and any previous condemnations or takings which may have occurred. Any excess Insurance Proceeds shall be paid to the Borrower, or if an Event of Default has occurred and is continuing, such proceeds shall be applied to the payment of the Obligations, unless in either case by the terms of the applicable insurance policy the excess proceeds are required to be returned to such insurer. Any excess Condemnation Proceeds shall be applied to the payment of the Obligations. In no event shall the provisions of this section be construed to extend the Maturity Date or to limit in any way any right or remedy of the Agent upon the occurrence of an Event of Default hereunder. If any Theatre Asset is sold or is acquired by the Agent, all right, title and interest of the Borrower and Guarantor in and to any insurance policies and unearned premiums thereon and in and to the proceeds thereof resulting from loss or damage to such property prior to the sale or acquisition shall pass to the Agent or any other successor in interest to the Borrower or purchaser of such property.

               (i) The Guarantor will provide to the Agent for the benefit of the Agent and the Lenders Title Policies for all of the Theatre Assets upon such becoming collateral hereunder. Each Title Policy shall also contain, to the extent available, a tie-in endorsement aggregating the insurance coverage provided under all of the policies issued by the same title insurance company relating to the Guarantor.

          ss.7.8 TAXES; LIENS. The Borrower and the Guarantor will, and will cause its Subsidiaries to (which shall include permitting the applicable Tenant to pay directly), duly pay and discharge, or cause to be paid and discharged, before the same shall become delinquent, all taxes, assessments and other governmental charges imposed upon them or upon the Theatre Assets (when acquired), Mortgaged Properties or the other Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom as well as all claims for labor, materials or supplies that if unpaid might by law become a lien or charge upon any of its property or other Liens affecting any of the Potential Collateral or other property of Borrower, the Guarantor or its Subsidiaries, PROVIDED that any such tax, assessment, charge or levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by Borrower, Guarantor or the applicable Tenant in accordance with the applicable Lease by appropriate proceedings which shall suspend the collection thereof with respect to such property, neither such property nor any portion thereof or interest therein would be in any danger of sale, forfeiture or loss by reason of such proceeding and the Borrower, Guarantor or any such Subsidiary shall have set aside on its books adequate reserves in accordance with GAAP; and PROVIDED, FURTHER, that forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, the Borrower, Guarantor or any such Subsidiary either (i) will provide a bond issued by a surety reasonably acceptable to the Agent and sufficient to stay all such proceedings or (ii) if no such bond is provided, will pay each such tax, assessment, charge or levy.

          ss.7.9 INSPECTION OF PROPERTIES AND BOOKS. The Borrower and the Guarantor will, and will cause their Subsidiaries to, permit the Agent or any Lender or any representative designated by the Agent or any Lender, at the Borrower's expense and upon reasonable prior notice, to visit and inspect any of the properties of the Borrower, Guarantor or any of their Subsidiaries, to examine the books of account of the Borrower, Guarantor and their Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower, Guarantor and their Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent or any Lender may reasonably request, provided that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall not be required to pay for such visits and inspections more often than once in any twelve (12) month period. The Lenders shall use good faith efforts to coordinate such visits and inspections so as to minimize the necessity of multiple site visits to the same geographic location and the interference with and disruption to the normal business operations of the Borrower, the Guarantor and their Subsidiaries.

          ss.7.10 COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower and the Guarantor will, and will cause each of their Subsidiaries to, comply in all respects with (i) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its corporate charter, partnership agreement, limited liability company agreement or declaration of trust, as the case may be, and other charter documents and bylaws, (iii) all agreements and instruments to which it is a party or by which it or any of its properties may be bound, (iv) all applicable decrees, orders, and judgments, and (v) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties, except where a failure to so comply with any of clauses (i) through (v) would not have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower, Guarantor or their Subsidiaries may fulfill any of its obligations hereunder, the Borrower, Guarantor or such Subsidiary will immediately take or cause to be taken all steps necessary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Lenders with evidence thereof.

          ss.7.11 FURTHER ASSURANCES. The Borrower and Guarantor will and will cause each of their Subsidiaries to, cooperate with the Agent and the Lenders and execute such further instruments and documents as the Lenders or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

          ss.7.12 MANAGEMENT. The Borrower shall not and shall not permit any Guarantor to enter into any management agreement with a third party manager after the date hereof for any Theatre Asset (after acquisition thereof)
     without the prior written consent of the Agent (which shall not be unreasonably withheld or delayed). Agent may condition any approval of a manager upon agreement of such manager to execute and deliver to Agent a collateral assignment of such management agreement to Agent and a subordination of the manager's rights thereunder to the rights of the Agent and the Lenders under the Loan Documents if any Theatre Asset becomes collateral hereunder. There are no currently existing management contracts for any of the Theatre Assets.

          ss.7.13 LEASES OF THE PROPERTY. Except for any Leases effective as of the date of Guarantor's acquisition of the Theatre Assets, true and complete copies of which shall have been delivered to the Agent, Guarantor will not lease all or any portion of a Theatre Asset or amend, supplement or otherwise modify, terminate or cancel, or accept the surrender of, or consent to the assignment or subletting of, or grant any concessions to or waive the performance of any obligations of any tenant, lessee or licensee under, any now existing or future Lease of a Theatre Asset without the prior written consent of the Agent, which such consent may be withheld or conditioned in Agent's reasonable discretion.

          ss.7.14 BUSINESS OPERATIONS. The Borrower, the Guarantor and their Subsidiaries shall operate their respective businesses in substantially the same manner and in substantially the same fields and lines of business as such business is now conducted and in compliance with the terms and conditions of this Agreement and the Loan Documents.

          ss.7.15 REGISTERED SERVICEMARK. Without the prior written consent of the Agent, none of the Theatre Assets shall be owned or operated by the Borrower or Guarantor under any registered or protected trademark, tradename, servicemark or logo. Without limiting the foregoing, the Agent may, after any Theatre Asset becomes collateral hereunder, condition its consent to the use of any of the foregoing upon the granting to the Agent for the benefit of the Lenders of a perfected first priority security interest therein. Notwithstanding the foregoing, this provision shall not prevent any applicable Tenant from operating the Theatre Assets under its trademarks and tradenames or service marks.

          ss.7.16 INTENTIONALLY DELETED.

          ss.7.17 DISTRIBUTIONS OF INCOME TO EPR. EPR shall cause its Subsidiaries to promptly distribute to EPR (but not less frequently than once each fiscal quarter of EPR, unless otherwise approved by the Agent), whether in the form of dividends, distributions or otherwise, all profits, proceeds or other income relating to or arising from its Subsidiaries' use, operation, financing, refinancing, sale or other disposition of their respective assets and properties after (a) the payment by each Subsidiary of its debt service and operating expenses for such quarter and (b) the establishment of reasonable reserves for the payment of operating expenses not paid on at least a quarterly basis and capital improvements to be made to such Subsidiary's assets and properties approved by such Subsidiary in the ordinary course of business consistent with its past practices, or reserves required under applicable loan covenants; provided however, that in the event that an Event of Default shall have occurred and be continuing, and the maturity of the Obligations has been accelerated, Guarantor shall not make any Distributions, either directly or indirectly to EPR, whatsoever.

          ss.7.18 THEATRE ASSET APPRAISALS. Borrower and Guarantor shall, within 45 days after the Closing Date, provide a copy of an appraisal (which may be the appraisal recently delivered to Fleet under the Fleet Agreement) to the Agent with respect to each Theatre Asset, which appraisal shall be addressed to, or be accompanied by a reliance letter addressed to, and be in form reasonably satisfactory to, the Agent and the Lenders.

          ss.7.19 INTENTIONALLY DELETED.

          ss.7.20 PLAN ASSETS. The Borrower will do, or cause to be done, all things necessary to ensure that none of the Theatre Assets will be deemed to be Plan Assets at any time.

          ss.7.21 CERTIFICATES OF OCCUPANCY; LICENSES. Borrower shall keep and maintain or cause the applicable tenants to keep and maintain, all licenses necessary for the operation of the Mortgaged Properties and Theatre Assets as Megaplex Movie Theatres and all appurtenant and related uses. The use being made of each of the Mortgaged Properties and Theatre Assets is in conformity with the certificate of occupancy issued for each such property.

          ss.7.22 INTENTIONALLY DELETED.

          ss.7.23 GROUND LEASES. Each of the Borrower and Guarantor covenants, represents and warrants to Agent and each of the Lenders that there is not and there will not be any ground lease in effect with respect to any of the Theatre Assets.

          ss.7.24 CERTAIN MORE RESTRICTIVE PROVISIONS. The Borrower and the Guarantor agree that if any loan agreement, credit agreement, indenture or other agreement relating to Indebtedness of the Borrower now or hereafter contains any covenants and/or event of default provisions that are more favorable to the lender or creditor under such document than those already set forth in this Agreement, then this Agreement shall be deemed to be automatically amended to include such more favorable provision. The Borrower shall deliver to the Agent prompt written notice of the details of any such more favorable provision and shall execute and deliver such amendments to this Agreement and such other documents as the Agent may reasonably request to reflect such more favorable provision.

          ss.7.25 UCC LIEN SEARCHES. Borrower shall, within 15 days after the Closing Date, provide to the Agent evidence that UCC lien searches have been ordered with respect to the Guarantor confirming, to the satisfaction of the Agent and the Lenders, that the Guarantor's interest in the Theatre Assets is completely unencumbered as of the Closing Date, such searches to be received by the Agent on or before April 30, 2004.

          ss.7.26 TENANT'S CONSENT. Borrower and Guarantor shall, within 15 days after the Closing Date, provide to the Agent evidence that a written consent has been requested from each tenant of any Theatre Asset providing for the subordination of the applicable Lease to the lien of any Mortgage on such Theatre Asset required pursuant hereto and acknowledging that a foreclosure of such Mortgage and a transfer of such Theatre Asset pursuant thereto to the Agent, a Lender, any nominee thereof or any purchaser from any thereof or such nominee shall not constitute a "Transfer" for purposes of Section 27 of such Lease, such consents to be received by the Agent on or before April 30, 2004.

ss.8. NEGATIVE COVENANTS.

     Each of the Borrower and Guarantor covenants and agrees that, so long as any Obligation, Loan or Note is outstanding or any of the Lenders has any obligation to make any Loans:

          ss.8.1 RESTRICTIONS ON INDEBTEDNESS.

               A. GUARANTOR. Guarantor will not create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                    (a) Indebtedness to the Lenders and the Agent arising under any of the Loan Documents;

                    (b) subject to  ss.6.1(a)(xvi),  current  liabilities of the
               Guarantor incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                    (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of ss.7.8;

                    (d) Indebtedness in respect of judgments only to the extent, for the period and for an amount not resulting in a Default;

                    (e) endorsements for collection,  deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business; and

                    (f) Indebtedness to the Agent, the Lenders and the Issuing Lender under (and as each of the foregoing terms is defined in) the Fleet Agreement.

               B. BORROWER. The Borrower shall not without the prior written consent of the Required Lenders create, incur, assume, guarantee or be or remain liable, contingently or otherwise with respect to any Indebtedness on a recourse basis, except: (a) with respect to the Obligations; (b) limited secured recourse Indebtedness not in violation of ss.9.8 of this Agreement; (c) approximately $17 million (Canadian dollars) in letters of credit; (d) Indebtedness whose recourse is solely for so-called "bad boy" acts, including without limitation, (i) failure to account for a tenant's security deposits, if any, for rent or any other payment collected by a borrower from a tenant under the lease, all in accordance with the provisions of any applicable loan documents; (ii) fraud or a material misrepresentation made by a borrower, guarantor, or the holders of beneficial or ownership interests in such borrower, in connection with the financing evidenced by the applicable loan documents;(iii) any attempt by a borrower or guarantor to divert or otherwise cause to be diverted any amounts payable to the applicable lender in accordance with the applicable loan documents; (iv) the misappropriation or misapplication of any insurance proceeds or condemnation awards relating to the mortgaged property; (v) voluntary bankruptcy by a borrower or guarantor; and (vi) any environmental matter(s) affecting any mortgaged property which is introduced or caused by a borrower or guarantor or any holder of a beneficial or ownership interest in a borrower; and (e) Indebtedness to the Agent, the Lenders and the Issuing Lender under (and as each of the foregoing terms is defined in) the Fleet Agreement.

          ss.8.2 RESTRICTIONS ON LIENS, ETC. The Guarantor will not, so long as the Theatre Assets have not been pledged as collateral under the Fleet Agreement or the mandatory prepayment required pursuant to ss.3.2(b) has not been made, (a) create or incur or suffer to be created or incurred or to exist any lien, security title, encumbrance, mortgage, pledge, negative pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over any of its general creditors; (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse (provided that this clause (e) shall not prohibit a true sale of a land option or development agreement other than one related to any Theatre Asset); or (f) incur or maintain any obligation to any holder of Indebtedness of Guarantor which prohibits the creation or maintenance of any lien securing the Obligations (collectively, "LIENS"); provided that the Guarantor may create or incur or suffer to be created or incurred or to exist:

               (i) Liens on properties to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not then delinquent or being contested in good faith;

               (ii) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security obligations;

               (iii) Liens on assets other than the Theatre Assets or any interest therein (including the rents, issues and profits therefrom) in respect of judgments, awards or Indebtedness which is permitted byss.8.1A;

               (iv) encumbrances on the Mortgaged Properties and the Theatre Assets permitted under the applicable Lease or consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases (other than with respect to the Theatre Assets) to which the Borrower, the Guarantor or any of their Subsidiaries is a party, purchase money security interests and other liens or encumbrances (other than with respect to the Theatre Assets), which do not individually or in the aggregate have a materially adverse effect on the business of the Guarantor on a consolidated basis;

               (v) liens in favor of the Agent and the Lenders under the Loan Documents to secure the Obligations (as the foregoing terms are defined in the Fleet Agreement), other than liens on the Theatre Assets;

               (vi) liens in favor of the Agent and the Lenders under the Loan Documents to secure the Obligations; and

               (vii) liens and encumbrances on a Mortgaged Property (other than the Theatre Assets) expressly permitted hereunder or under the Fleet Agreement, and liens and encumbrances under the terms of any Mortgage.

          ss.8.3 RESTRICTIONS ON INVESTMENTS. Neither the Guarantor nor the Borrower will make or permit to exist or to remain outstanding any Investment except Investments in:

               (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Guarantor;

               (b)  marketable  direct  obligations  of any  of  the  following:
          Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or bank of the United States of America;

               (c) demand deposits, certificates of deposit, bankers acceptances and time deposits of any of the Lenders under (and as defined in) the Fleet Agreement or any United States banks having total assets in excess of $100,000,000; PROVIDED, HOWEVER, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000 will not exceed $1,000,000;

               (d) securities commonly known as "commercial paper" issued by any Lender under (and as defined in) the Fleet Agreement, or by a corporation organized and existing under the laws of the United States of America or any State which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "P 1" if then rated by Moody's Investors Service, Inc., and not less than "A 1", if then rated by Standard & Poor's Corporation;

               (e) mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "AA" if then rated by Moody's Investors Service, Inc. and not less than "AA" if then rated by Standard & Poor's Corporation;

               (f) repurchase agreements having a term not greater than 180 days and fully secured by securities described in the foregoing subsections
          (a), (b) or (e) with the Lenders under (and as defined in) the Fleet Agreement, banks described in the foregoing subsection (c) or financial institutions or other corporations having total assets in excess of $500,000,000;

               (g) shares of so-called "money market funds" registered with the Securities and Exchange Commission under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing subsections (a) through (f) and have total assets in excess of $50,000,000;

               (h) subject to ss.9, options, easements, licenses, fee interests and leasehold interests and similar interests in Real Estate utilized or to be utilized principally for Megaplex Movie Theatre or Entertainment-Related Retail Improvements purposes or a related purpose, including earnest money deposits relating thereto and transaction costs;

               (i) subject to the terms of this Agreement, Investments in Subsidiaries of Borrower existing as of the date hereof, and Investments in new wholly-owned Subsidiaries of Guarantor created after the date of this Agreement; and

               (j) deposits required by government agencies or public utilities.

          ss.8.4 MERGER, CONSOLIDATION.

               (a) The Guarantor will not become a party to any dissolution, liquidation or disposition of all or substantially all of Guarantor's assets or business, a merger, reorganization, consolidation or other business combination or agree to effect any asset acquisition, stock acquisition or other acquisition individually or in a series of transactions which may have a similar effect as any of the foregoing, in each case without the prior written consent of the Required Lenders, except for the merger or consolidation of Guarantor where the Guarantor is the sole surviving entity provided however that any such merger or consolidation does not violate Guarantor's status as a Special Purpose Entity.

               (b) EPR will not become a party to any dissolution, liquidation or disposition of all or substantially all of EPR's assets or business, a merger, reorganization, consolidation or other business combination or agree to effect any asset acquisition, stock acquisition or other acquisition individually or in a series of transactions which may have a similar effect as any of the foregoing, in each case without the prior written consent of Required Lenders, except for (i) the merger or consolidation of EPR with one of its Subsidiaries, provided that such Subsidiary is other than the Guarantor (ii) the merger or consolidation of EPR where EPR is the sole surviving entity provided however that any such merger or consolidation does not violate EPR's status as a REIT, (iii) any acquisitions or investments; or (iv) any merger where EPR is the surviving entity such that a majority of the seats of the Board of Directors of the newly constituted entity are held by directors of EPR serving as such prior to the time of such merger, or EPR otherwise maintains a controlling interest therein, PROVIDED FURTHER that such exceptions do not otherwise create any Default or Event of Default hereunder.

          ss.8.5 INTENTIONALLY DELETED.

          ss.8.6 COMPLIANCE WITH ENVIRONMENTAL LAWS. Neither the Guarantor nor EPR shall do nor shall EPR permit any of its Subsidiaries or any other Person to, do any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances, except for small quantities of Hazardous Substances used in the ordinary course of business and in material compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in full compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate except in full compliance with Environmental Laws, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release of Hazardous Substances on, upon or into the Real Estate or any surrounding properties or any threatened Release of Hazardous Substances which might give rise to liability under CERCLA or any other Environmental Law, or (e) directly or indirectly transport or arrange for the transport of any Hazardous Substances (except in compliance with all Environmental Laws).

          The Guarantor and EPR shall, and shall cause EPR's Subsidiaries to:

               (i) in the event of any material change in Environmental Laws governing the assessment, release or removal of Hazardous Substances, take all reasonable action (including, without limitation, the conducting of engineering tests at the sole expense of the Guarantor) to confirm, if required by such change in Environmental Laws that no Hazardous Substances are or ever were Released or disposed of by Borrower, Guarantor or their Subsidiaries, or to the best knowledge of Borrower or Guarantor, any Tenant, on the Mortgaged Properties or the Theatre Assets (after acquisition thereof) in violation of applicable Environmental Laws; and

               (ii) if any Release or disposal of Hazardous Substances which any Person may be legally obligated to contain, correct or otherwise remediate or which may otherwise expose it to liability shall occur or shall have occurred on the Real Estate (including without limitation any such Release or disposal occurring prior to the acquisition or leasing of such Real Estate by the Guarantor or any such Subsidiary), the Guarantor shall, after obtaining knowledge thereof, cause the prompt containment and removal of such Hazardous Substances and remediation of the Real Estate in full compliance with all applicable laws and regulations; PROVIDED, that each of the Guarantor and its Subsidiaries shall be deemed to be in compliance with Environmental Laws for the purpose of this clause (ii) so long as it or a Tenant is taking reasonable action to remediate or manage any event of noncompliance to the reasonable satisfaction of the Agent and no action shall have been commenced by any enforcement agency. The Agent may engage its own Environmental Engineer to review the environmental assessments and the compliance with the covenants contained herein. Notwithstanding the foregoing, if any Release or disposal of Hazardous Substances shall occur or shall have occurred on the Theatre Assets (except any such Release or disposal occurring prior to the acquisition or leasing of such Real Estate by the Borrower or Guarantor and disclosed in an environmental assessment delivered to the Agent and the Lenders prior to the acquisition of such Real Estate) and such Real Estate is required to become collateral hereunder, the Agent shall have the right to require that the Guarantor provide to the Agent a substitute property which is satisfactory to the Agent and the Lenders, in their sole discretion.

          At any time after an Event of Default shall have occurred hereunder, or, whether or not an Event of Default shall have occurred, at any time that the Agent or the Required Lenders shall have reasonable grounds to believe that a Release or threatened Release of Hazardous Substances which any Person may be legally obligated to contain, correct or otherwise remediate or which otherwise may expose such Person to liability may have occurred, relating to any Theatre Asset, or that any Theatre Asset is not in compliance with Environmental Laws to the extent required by the Loan Documents, the Agent may at its election (and will at the request of the Required Lenders) obtain such environmental assessments of such property prepared by an Environmental Engineer as may be necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at or adjacent to such property and (ii) whether the use and operation of such property comply with all
     Environmental Laws to the extent required by the Loan Documents. Environmental assessments may include detailed visual inspections of such property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, as well as such other investigations or analyses as are reasonably necessary or appropriate for a complete determination of the compliance of such property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of the Guarantor, and shall be conducted to the extent reasonably practicable to minimize disruption to the conduct of business at such property.

          ss.8.7 DISTRIBUTIONS. EPR will not make any Distributions which would violate any of the following covenants:

               (a) EPR will not pay any Distribution to its shareholders the amount of which, when added to the amount of all other Distributions paid by it in the same fiscal quarter and the three immediately preceding fiscal quarters, would exceed ninety percent (90%) of its FFO for such period; provided that EPR shall be permitted to pay an amount in excess of such limit if necessary to permit EPR to maintain its REIT Status, as evidenced by a certification of the chief financial officer of EPR containing calculations in reasonable detail reasonably satisfactory in form and substance to the Agent. Notwithstanding the foregoing, EPR may, subject to the limitations set forth in this Agreement (including specifically, but without limitation, those contained in ss.8.7(b)) make Distributions (which shall not be included in the ninety percent (90%) FFO test set forth in the preceding sentence) in order to enable EPR to repurchase common shares of EPR and the right to redeem those Series A preferred shares in accordance with their terms so long as (i) any such repurchase or redemption is made in EPR's prudent business judgment, (ii) no Event of Default shall have occurred and be continuing on the date of any such repurchase or redemption and (iii) no Event of Default shall occur as a result of any such repurchase or redemption;

               (b) In the event that an Event of Default shall have occurred and be continuing, EPR shall not make any Distributions other than the minimum Distributions required under the Code to maintain the REIT Status of EPR, as evidenced by a certification of the chief financial officer of EPR containing calculations in reasonable detail reasonably satisfactory in form and substance to the Agent; provided, however, that EPR shall not be entitled to make any Distribution in connection with the repurchase of common stock of Guarantor at any time after an Event of Default shall have occurred and be continuing; and

               (c) In the event that an Event of Default shall have occurred and be continuing and the maturity of the Obligations has been accelerated, EPR shall not make any Distributions whatsoever, either directly or indirectly.

          ss.8.8 ASSET SALES. Neither the Borrower, nor Guarantor will sell, transfer or otherwise dispose of (a) any Mortgaged Property other than for fair market value, and as otherwise set forth herein or (b) any Theatre Asset.

          ss.8.9 DEVELOPMENT ACTIVITY. The Guarantor will not engage, directly or indirectly (including through any Affiliate in which the Guarantor has an ownership interest or through other Investments), in the development of properties without the prior written consent of the Required Lenders in their sole discretion.

          ss.8.10 RESTRICTION ON PREPAYMENT OF INDEBTEDNESS. The Guarantor will not, (a) prepay, redeem, defease, purchase or otherwise retire the principal amount, in whole or in part, of any Indebtedness other than the Obligations, the Hedge Obligations (as defined in the Fleet Agreement) and the Obligations (as defined in the Fleet Agreement) after the occurrence of any Event of Default, or (b) modify any document evidencing any Indebtedness (other than the Obligations) to accelerate the maturity date of such Indebtedness; PROVIDED, that this ss.8.10 shall not prohibit (x) the prepayment of Indebtedness which is financed solely from the proceeds of a new loan which would otherwise be permitted by the terms of ss.8.1;
     (y) the prepayment of Indebtedness secured by Real Estate which is satisfied solely from the proceeds of a sale of the Real Estate securing such Indebtedness and (z) prepayment or defeasances permitted under other credit facilities.

          ss.8.11 ZONING AND CONTRACT CHANGES AND COMPLIANCE. Guarantor shall not initiate or consent to any zoning reclassification of any of the Theatre Assets or seek any variance under any existing zoning ordinance or use or permit the use of such property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation. Guarantor shall not initiate any change in any laws, requirements of governmental authorities or obligations created by private contracts and Leases which now or hereafter may materially adversely affect the ownership, occupancy, use or operation of the Theatre Assets.

          ss.8.12 DERIVATIVE OBLIGATIONS. The Guarantor shall not contract, create, incur, assume or suffer to exist any Derivative Obligations without the prior written consent of the Required Lenders in their sole discretion.

          ss.8.13 SUBSIDIARY GUARANTEES AND PLEDGES. Any Subsidiaries of EPR which as of the date of this Agreement, do not guaranty any Indebtedness or have not granted any pledge of stock or other equity interests to secure any Indebtedness, are hereby prohibited from doing so, provided however, that any such Subsidiary may provide a guaranty of the Obligations and the Obligations (as defined in the Fleet Agreement), and PROVIDED FURTHER that any such Subsidiary may (i) incur Indebtedness with respect to acquisitions and/or refinancings or financings by such Subsidiary of Real Estate directly owned by such Subsidiary; (ii) incur Indebtedness with respect to acquisitions, financings and/or refinancings by one or more Subsidiaries in a related transaction, which is funded by a common lender, and is secured by mortgages on the Real Estate directly owned by each of such
     Subsidiaries, and from which Indebtedness, each of such Subsidiaries receives a benefit; and (iii) pledge its stock or other equity interests in a borrower or owner of Real Estate, to secure any Indebtedness that is also secured by a mortgage by such borrower or owner, granted pursuant to this
     Section 8.13(i) or (ii) hereinabove.

          ss.8.14 ORGANIZATIONAL DOCUMENT AMENDMENTS. Guarantor shall not make any amendment to its organizational documents, including without limitation, its operating agreement, by-laws, articles or organization, articles or incorporation, or the like without the consent of the Agent and the Required Lenders, but in no event shall Guarantor make any amendments to any organizational documents which may have a Material Adverse Effect on the Potential Collateral or Guarantor's ability to perform its Obligations hereunder or under the Guaranty. Borrower shall not make any amendment to its organizational documents in any manner which would have a Material Adverse Effect on its or Guarantor's ability to perform any Obligations hereunder or under the Guaranty.

          ss.8.15 FLEET AGREEMENT AMENDMENT. Neither Guarantor nor Borrower will amend or agree to amend in any material manner the Fleet Agreement except for the amendment and restatement occurring substantially concurrently herewith which effectuates an increase in the Facility thereunder to $150,000,000, without the prior consent of the Required Lenders (which will not be unreasonably withheld or delayed).

ss.9. FINANCIAL COVENANTS.

     At all times, each of Guarantor and EPR covenants and agrees that, so long as any Obligation, Loan or Note is outstanding or any Lender has any obligation to make any Loans, they shall at all times be in compliance with the following financial covenants. ss.9.2 through ss.9.6 and ss.9.8 and ss.9.9 shall be tested as of the end of each quarter, based upon the results for that particular quarter then ended. ss.9.1 and ss.9.7 shall be tested as of the end of each quarter, based upon the results for the trailing four quarters then ended and ss.9.1 shall also be tested on and as of the date of each new Loan hereunder.

          ss.9.1 INTENTIONALLY DELETED.

          ss.9.2 DEBT SERVICE COVERAGE RATIO. Calculated on a Consolidated basis with respect to EPR, the ratio of Adjusted EBITDA to Debt Service shall not be less than 1.75:1.00.

          ss.9.3 TOTAL DEBT TO TOTAL ASSET VALUE. Calculated on a Consolidated basis with respect to EPR, at any time the ratio of Total Debt to Total Asset Value shall not exceed 60%.

          ss.9.4 MAXIMUM PERMITTED INVESTMENTS. Calculated on a Consolidated basis with respect to EPR, at any time the ratio of: (A) Investments in notes, mortgages and unimproved real estate (including cost of land under development), in the aggregate, to Total Asset Value shall not exceed 10%;
     (B) Investments in construction (total budgeted cost, excluding cost of land) to Total Asset Value shall not exceed 15%; (C) Investments in unconsolidated subsidiaries to Total Asset Value, shall not exceed 10%; and
     (D) Investments in the aggregate of (A) through (C) to Total Asset Value shall not exceed 25%.

          ss.9.5 TANGIBLE NET WORTH. The Consolidated Tangible Net Worth will not at any time be less than the sum of (a) $360,000,000.00 plus (b) seventy-five percent (75%) of the aggregate net proceeds received by EPR and its Subsidiaries on a Consolidated basis in connection with any Equity Offering subsequent to December 30, 2003.

          ss.9.6 INTEREST RATE PROTECTION. With regard to EPR, the ratio of Unhedged Variable Rate Debt to Total Asset Value shall not exceed twenty-five percent (25%).

          ss.9.7 MAXIMUM DISTRIBUTIONS. The ratio of Distributions of FFO to FFO shall not exceed ninety percent (90%), measured on a rolling four-quarter basis, provided however, as long as there is no Default or Event of Default and none of the Loans has been accelerated, EPR shall not be prohibited from making Distributions that are necessary to maintain REIT Status (measured on a rolling four quarter basis).

          ss.9.8 MAXIMUM SECURED RECOURSE DEBT TO TOTAL ASSET VALUE. Secured Indebtedness (other than the Indebtedness incurred under the Fleet Agreement or hereunder) that is recourse to the Borrower, to Total Asset Value shall not exceed 15%; additionally, the amount of each such loan shall not at the time of origination, exceed 65% of the property securing such loan. For purposes of calculating amounts under this covenant, valuation of property shall: (i) in the case of existing properties, be based upon such property's net operating income (calculated in accordance with GAAP), capped at 11%, (ii) in the case of properties under construction, based upon such property's cost.

          ss.9.9  MINIMUM  FIXED  CHARGE   COVERAGE   RATIO.   Calculated  on  a
     Consolidated basis with respect to EPR, at any time, the ratio of Adjusted EBTIDA to Fixed Charges shall not be less than 1.65 to 1.00.

          ss.9.10 MAXIMUM UNSECURED RECOURSE DEBT. Unsecured Indebtedness that is recourse to Borrower shall not at any time exceed $85,000,000.

ss.10. CLOSING CONDITIONS.

     The obligation of the Lenders to make the Loans hereunder shall be subject to the satisfaction of each of the following conditions precedent:

          ss.10.1 LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect. The Agent shall have received a fully executed counterpart of each such document, except that each Lender shall have received the fully executed original of its Note.

          ss.10.2 CERTIFIED COPIES OF ORGANIZATIONAL DOCUMENTS. The Agent shall have received from the Borrower and Guarantor a copy, certified as of a recent date by the appropriate officer of each State (where applicable) in which such Person is organized or in which the Theatre Assets are located and a duly authorized officer or member (or equivalent) of such Person, as applicable, to be true and complete, of the operating agreement or corporate charter of the Borrower and Guarantor, as applicable, or its qualification to do business, as applicable, as in effect on such date of certification.

          ss.10.3 RESOLUTIONS. All action on the part of the Borrower and Guarantor, as applicable, necessary for the valid execution, delivery and performance by such Person of this Agreement and the other Loan Documents to which such Person is or is to become a party shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

          ss.10.4 INCUMBENCY CERTIFICATE; AUTHORIZED SIGNERS. The Agent shall have received from Borrower and Guarantor an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party.

          ss.10.5 OPINIONS OF COUNSEL. The Agent shall have received such opinions addressed to the Lenders and the Agent and dated as of the Closing Date from counsel to the Borrower and Guarantor addressing such matters as reasonably requested by Agent in form and substance reasonably satisfactory to the Agent, including an enforceability and due authority opinion with respect to Borrower and Guarantor.

          ss.10.6 PAYMENT OF FEES AND EXPENSES. The Borrower shall have paid to the Agent the fees payable pursuant to ss.4.2 and all accrued fees and expenses of the Agent (including the reasonable fees and expenses of counsel for the Agent and the Lenders to the extent then invoiced).

          ss.10.7 INSURANCE. The Agent shall have received duplicate originals or certified copies of all certificates of insurance required by this Agreement.

          ss.10.8 PERFORMANCE; NO DEFAULT. Borrower and Guarantor shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it on or prior to the Closing Date, and on the Closing Date there shall exist no Default or Event of Default.

          ss.10.9 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrower and the Guarantor in the Loan Documents or otherwise made by or on behalf of the Borrower, the Guarantor and their Subsidiaries in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Closing Date.

          ss.10.10 PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory to the Agent and the Agent's counsel in form and substance, and the Agent shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions, assurances, consents, approvals or documents as the Agent and the Agent's counsel may reasonably require.

          ss.10.11 INTENTIONALLY DELETED.

          ss.10.12 COMPLIANCE CERTIFICATE. The Agent shall have received a Compliance Certificate dated as of the date of the Closing Date demonstrating compliance with each of the covenants calculated therein as of the most recent fiscal quarter for which Borrower has provided financial statements under ss.6.4 adjusted in the best good faith estimate of Borrower as of the Closing Date.

          ss.10.13 INTENTIONALLY DELETED.

          ss.10.14 INTENTIONALLY DELETED.

          ss.10.15 STOCKHOLDER AND PARTNER CONSENTS. The Agent shall have received evidence reasonably satisfactory to the Agent that all necessary stockholder, partner, member or other consents required in connection with the consummation of the transactions contemplated by this Agreement and the other Loan Documents have been obtained.

          ss.10.16 INTENTIONALLY DELETED.

          ss.10.17 INTENTIONALLY DELETED.

          ss.10.18 INTENTIONALLY DELETED.

          ss.10.19 INTENTIONALLY DELETED.

          ss.10.20 ENVIRONMENTAL REPORTS, TITLE REPORTS, PROPERTY CONDITION REPORTS AND SURVEYS. The Agent shall have received from Guarantor, copies of property condition reports with respect to the Theatre Assets, proof of environmental indemnities from the seller of the Theatre Assets or environmental reports on such properties, and copies of surveys and title reports on the Theatre Assets, to run in favor of the Lenders or accompanied by reliance letters in favor of the Lenders, in each case, in form and content satisfactory to Agent.

          ss.10.21 INTENTIONALLY DELETED.

          ss.10.22 GUARANTY. The Agent shall have received a fully executed Guaranty from the Guarantor in form and substance acceptable to Lender in its sole discretion.

          ss.10.23 ACQUISITION AGREEMENTS. The conditions set forth in the Acquisition Agreements to the obligation of the Guarantor to acquire the Theatre Assets pursuant thereto shall have been satisfied in full (without amendment or waiver of, or forbearance to exercise any rights with respect to, any of the terms or provisions thereof by the Guarantor unless, in each case, prompt notice thereof is given to the Agent and the Lenders), and (subject only to the disbursement and application of Loans) the Guarantor shall have acquired the Theatre Assets under the Acquisition Agreements.

          ss.10.24 FLEET AGREEMENT. The Agent shall have received a copy of the Fleet Agreement as in effect on the Closing Date, including all amendments thereto and waivers thereunder.

          ss.10.25 PRO FORMA BALANCE SHEET. The Agent shall have received a pro forma balance sheet and income statement with respect to the Borrower to reflect the acquisition of the Theatre Assets.

          ss.10.26 NO RESTRICTIONS ON ISSUANCE OF EQUITY. The Agent shall have received evidence that no restrictions, regulatory or otherwise, exist that would restrict the Borrower's ability to issue Indebtedness or equity interests in the public or private capital markets.

          ss.10.27 SOLVENCY CERTIFICATE. The Agent shall have received a solvency certificate with respect to the Borrower.

          ss.10.28 OTHER. The Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as the Agent or the Agent's counsel may reasonably have requested.

ss.11. CONDITIONS TO ALL BORROWINGS.

     The obligations of the Lenders to make any Loan, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

          ss.11.1 PRIOR CONDITIONS SATISFIED. All conditions set forth in ss.10 shall continue to be satisfied as of the date upon which any Loan is to be made.

          ss.11.2 REPRESENTATIONS TRUE; NO DEFAULT. With the exception of Third Party Information, each of the representations and warranties made by or on behalf of the Borrower, the Guarantor or any of their Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which they were made and shall also be true in all material respects as of the time of the making of such Loan with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date, other than that made as of the closing date shall be required to be true and correct only as of such specified date), and no Default or Event of Default shall have occurred and be continuing.

          ss.11.3 NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan.

          ss.11.4 GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System in connection with any Loan.

          ss.11.5 PROCEEDINGS AND DOCUMENTS. All proceedings in connection with such Loan shall be reasonably satisfactory in substance and in form to the Agent, and the Agent's counsel in form and substance and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents and such other certificates, opinions, assurances, consents, approvals or documents as the Agent and the Agent's counsel may reasonably require.

          ss.11.6 BORROWING DOCUMENTS. The Agent shall have received as of the date of each Loan, a fully completed Loan Request for such Loan and the other documents and information (including a Compliance Certificate) as required by ss.2.7.

ss.12. EVENTS OF DEFAULT; ACCELERATION, ETC.

          ss.12.1 EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("EVENTS OF DEFAULT") shall occur:

               (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

               (b) the Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents (excluding payments due under ss.12.1(a) above) within five (5) days after the same shall become due and payable, on any fixed date for payment or otherwise, provided however that such grace period shall not be applicable where any interest payment is due at the stated date of maturity or any accelerated date of maturity;

               (c) the Borrower shall fail to comply with the covenants contained in ss.5, ss.7.5 (a), ss.7.25, ss.7.26 or ss.8.15;

               (d) the Borrower or Guarantor shall fail to comply with any covenant contained in ss.9.2 through ss.9.9 and such failure shall continue for thirty (30) days after written notice thereof shall have been given to the Borrower by the Agent;

               (e) any of the Borrower, the Guarantor, or any of their Subsidiaries shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents which they are required to perform (other than those specified in the other subclauses of this ss.12 or in the other Loan Documents) and shall fail to remedy such failure within thirty (30) days after written notice from Agent;

               (f) any representation or warranty made by or on behalf of the Borrower, the Guarantor, or any of their Subsidiaries in this
          Agreement or any other Loan Document, or any report, certificate, financial statement, request for a Loan or in any other document or instrument delivered pursuant to or in connection with this Agreement, any advance of a Loan or any of the other Loan Documents other than constituting or based upon Third Party Information on which Borrower, Guarantor or any of their Subsidiaries relied and had no knowledge or reason to believe was untrue in any material respect, shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated; notwithstanding anything to the contrary contained in this provision, the Borrower shall have a period of thirty (30) days to cure any unintentional inaccuracy or misrepresentation.

               (g) any of the Borrower, the Guarantor, or any of their Subsidiaries (i) shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or other Indebtedness, or (ii) shall fail to observe or perform any term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any obligation for borrowed money or credit received or other Indebtedness for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof; PROVIDED that the events described in this ss.12.1(g) shall not constitute an Event of Default unless such failure to perform,
          together  with  other   failures  to  perform  as  described  in  this
          ss.12.1(g), involve singly or in the aggregate obligations for borrowed money or credit received totaling in excess of $5,000,000.00;

               (h) any of the Borrower, the Guarantor, or any of their Subsidiaries, (i) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver for it or any substantial part of its assets,
          (ii) shall commence any case or other proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or (iii) shall take any action to authorize or in furtherance of any of the foregoing;

               (i) a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of any of the Borrower, the Guarantor, or any of their Subsidiaries or any substantial part of the assets of any thereof, or a case or other proceeding shall be commenced against any such Person under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and any such Person shall indicate its written approval thereof, written consent thereto or written acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within sixty (60) days following the filing or commencement thereof;

               (j) a decree or order is entered appointing a trustee, custodian, liquidator or receiver for any of the Borrower, the Guarantor, or any of their Subsidiaries or adjudicating any such Person, bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any such Person in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

               (k) there shall remain in force, undischarged, unsatisfied and unstayed, for more than sixty (60) days, whether or not consecutive, one or more uninsured or unbonded final judgments against any of the Borrower, the Guarantor, or any of their Subsidiaries that, either individually or in the aggregate, exceed $1,000,000;

               (l) any of the Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or the express prior written agreement, consent or approval of the Lenders, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any of the Borrower or the Guarantor, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination, or issue a judgment, order, decree or ruling, to the effect that any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

               (m) any dissolution, termination, liquidation of all or substantially all of the assets, merger or consolidation of the Borrower or Guarantor shall occur unless Borrower or Guarantor is the surviving entity, or any sale, transfer or other disposition of all or substantially all of the assets, measured either by value or quantity, of the Borrower or Guarantor shall occur, in each case other than as permitted under the terms of this Agreement or the other Loan Documents;

               (n) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Required Lenders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of any of the Borrower, the Guarantor or any of their Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $2,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

               (o) Intentionally deleted;

               (p) the Borrower, Guarantor or any of their Subsidiaries or any Person so connected with any of them shall be indicted for a federal crime, a punishment for which could include the forfeiture of (i) any assets of Borrower, Guarantor or any of their Subsidiaries which in the good faith judgment of the Required Lenders could have a Material Adverse Effect, or (ii) the Potential Collateral;

               (q) Guarantor denies that it has any liability or obligation under the Guaranty or any other Loan Document, or shall notify the Agent or any of the Lenders of Guarantor's intention to attempt to cancel or terminate the Guaranty or any other Loan Document, or shall fail to observe or comply with any term, covenant, condition or agreement under the Guaranty or any other Loan Document beyond any applicable cure period;

               (r) any Change in Control shall occur;

               (s) an event of default, however defined, under any of the other Loan Documents shall occur;

               (t) the Borrower shall fail to reimburse RBC for any drawings made under any letter of credit issued by RBC for the account of the Borrower or any of its Subsidiaries or Affiliates; or

               (u) an Event of Default under (and as defined in) the Fleet Agreement shall occur and be continuing;

     then, and in any such event, the Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrower terminate the Commitments and/or declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents (including prepayment penalties or yield maintenance fees) to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; PROVIDED that in the event of any Event of Default specified in ss.12.1(h), ss.12.1(i) or ss.12.1(j), the Commitments shall automatically terminate and all such amounts shall become immediately due and payable automatically and without any requirement of presentment, demand, protest or other notice of any kind from any of the Lenders or the Agent.

          Notwithstanding anything to the contrary contained herein, the occurrence of any one of the aforementioned terms or conditions in this ss. 12.1, shall be, prior to the giving of any applicable notice or grace period, and until the same is cured as permitted by this Agreement, a "DEFAULT."

          ss.12.2 INTENTIONALLY DELETED.

          ss.12.3 TERMINATION OF COMMITMENTS. If any one or more Events of Default specified in ss.12.1(h), ss.12.1(i) or ss.12.1(j) shall occur, then immediately and without any action on the part of the Agent or any Lender any unused portion of the credit hereunder shall terminate and the Lenders shall be relieved of all obligations to make Loans to the Borrower. If any other Event of Default shall have occurred, the Agent, upon the election of the Required Lenders, shall by notice to the Borrower terminate the obligation to make Loans to the Borrower. No termination under this ss.12.3 shall relieve the Borrower of its obligations to the Lenders arising under this Agreement or the other Loan Documents.

          ss.12.4 REMEDIES. In case any one or more Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to ss.12.1, the Agent on behalf of the Lenders may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce their rights and remedies under this Agreement, the Notes and/or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, including to the full extent permitted by applicable law the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents, the obtaining of the EX PARTE appointment of a receiver, and, if any amount shall have become due, by declaration or otherwise, the enforcement of the payment thereof. No remedy herein conferred upon the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. If Borrower or Guarantor fails to perform any agreement or covenant contained in this Agreement or any of the other Loan Documents beyond any applicable period for notice and cure, Agent may itself perform, or cause to be performed, any agreement or covenant of such Person contained in this Agreement or any of the other Loan Documents which such Person shall fail to perform, and the out-of-pocket costs of such performance, together with any reasonable expenses, including reasonable attorneys' fees actually incurred (including attorneys' fees incurred in any appeal) by Agent in connection therewith, shall be payable by Borrower upon demand and shall constitute a part of the Obligations and shall if not paid within five (5) days after demand bear interest at the rate for overdue amounts as set forth in this Agreement. In the event that all or any portion of the Obligations is collected by or through an attorney-at-law, the Borrower shall pay all costs of collection including, but not limited to, reasonable attorney's fees.

          ss.12.5 DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence and during the continuance of any Event of Default, any monies are received in connection with the enforcement of any security documents, or otherwise with respect to the realization upon any of the Potential Collateral or other assets of Borrower or the Guarantor, such monies shall be distributed for application as follows:

               (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of, all reasonable costs, expenses, disbursements and losses which shall have been paid, incurred or sustained by the Agent to protect or preserve the Potential Collateral or in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent or the Lenders under this Agreement or any of the other Loan Documents or in respect of the Potential Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent or the Lenders to such monies;

               (b) Second, to all other Obligations (including any interest, expenses or other obligations incurred after the commencement of a bankruptcy) in such order or preference as the Required Lenders shall determine; PROVIDED, that (i) in the event that any Lender shall have wrongfully failed or refused to make an advance under ss.2.8 and such failure or refusal shall be continuing, advances made by other Lenders during the pendency of such failure or refusal shall be entitled to be repaid as to principal and accrued interest in priority to the other Obligations described in this subsection (b), and (ii) Obligations owing to the Lenders with respect to each type of Obligation such as interest, principal, fees and expenses shall be made among the Lenders PRO RATA; and PROVIDED, further that the Required Lenders may in their discretion make proper allowance to take into account any Obligations not then due and payable; and

               (c) Third, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

ss.13. SETOFF.

          ss.13.1 SET-OFF. Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch where such deposits are held) or other sums credited by or due from any Lender to the Borrower or the Guarantor and any securities or other property of the Borrower or the Guarantor in the possession of such Lender may be applied to or set off against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower or the Guarantor to such Lender. Each of the Lenders agrees with each other Lender that if such Lender shall receive from the Borrower or the Guarantor, whether by voluntary payment, exercise of the right of setoff, or otherwise, any amount pursuant to this ss.13.1 it shall retain and apply such amount to the payment of the Note or Notes held by such Lender on a pro rata basis with all other Lenders consistent with the Commitment Percentages and such Lender shall make such disposition and arrangements with the other Lenders either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it its proportionate payment as contemplated by this Agreement. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS AND REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

          ss.13.2 ADDITIONAL RIGHTS. The rights of Lenders and each affiliate of Lenders under this Article 13 are in addition to and not in limitation of, other rights and remedies, including other rights of set-off which Lenders may have upon an Event of Default.

ss.14. THE AGENT.

          ss.14.1 AUTHORIZATION. The Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The obligations of the Agent hereunder are primarily administrative in nature, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Lender or to create an agency or fiduciary relationship. The Borrower and any other Person shall be entitled to conclusively rely on a statement from the Agent that it has the authority to act for and bind the Lenders pursuant to this Agreement and the other Loan Documents.

          ss.14.2 EMPLOYEES AND AGENTS. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

          ss.14.3 NO LIABILITY. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent, or employee thereof, shall be liable to any of the Lenders for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, shall be liable for losses due to its willful misconduct or gross negligence.

          ss.14.4 NO REPRESENTATIONS. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower, the Guarantor or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any of the other Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower, the Guarantor or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the creditworthiness or financial condition of the Borrower, the Guarantor, or any of their Subsidiaries, or the value of any collateral or any other assets of the Borrower or the Guarantor. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Agreement and the other Loan Documents.

          ss.14.5 PAYMENTS.

               (a) A payment by the Borrower or Guarantor to the Agent hereunder or under any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Agent agrees to distribute to each Lender not later than one Business Day after the Agent's receipt of good funds, determined in accordance with the Agent's customary practices, such Lender's PRO RATA share of payments received by the Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan
          Documents. In the event that the Agent fails to distribute such amounts within one Business Day as provided above, the Agent shall pay interest on such amount at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

               (b) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court. In the event that the Agent shall refrain from making any distribution of any amount received by it as provided in this ss.14.5(b), the Agent shall endeavor to hold such amounts in an interest bearing account and at such time as such amounts may be distributed to the Lenders, the Agent shall distribute to each Lender, based on their respective Commitment Percentages, its pro rata share of the interest or other earnings from such deposited amount.

               (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Lender that fails
          (i) to make  available  to the Agent its PRO RATA share of any Loan or
          (ii) to comply with the provisions of ss.13 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its PRO RATA share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "DELINQUENT LENDER") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower or the Guarantor, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective PRO RATA shares of all outstanding Loans. The Delinquent Lender hereby authorizes the Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective PRO RATA shares of all outstanding Loans. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Lenders or as a result of other payments by the Delinquent Lenders to the nondelinquent Lenders, the Lenders' respective PRO RATA shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

          ss.14.6 HOLDERS OF NOTES. Subject to the terms of ss.18, the Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

          ss.14.7 INDEMNITY. The Lenders ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by ss.15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

          ss.14.8 AGENT AS LENDER. In its individual capacity, RBC shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent.

          ss.14.9 RESIGNATION; REMOVAL. The Agent may resign at any time by giving 60 days' prior written notice thereof to the Lenders and the Borrower. The Required Lenders may remove the Agent from its capacity as Agent for failure to perform its material obligations under this Agreement provided that the Required Lenders shall have given prior written notice to the Agent of its failure to perform any of its material obligations under this Agreement and such failure shall not have been cured within thirty
     (30) calendar days after receipt of notice of such failure (or such failure cannot reasonably be cured within such thirty (30) day period, then within such longer period of time as may be necessary to complete such cure so long as Agent commences such cure within such thirty (30) day period and thereafter diligently pursues such cure to completion). Upon any such resignation or removal, the Required Lenders shall have the right to appoint as a successor Agent any Lender or any financial institution whose senior debt obligations are rated not less than "A2" or its equivalent by Moody's or not less than "A2" or its equivalent by S&P and which has a net worth of not less than $500,000,000. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or its removal, then the retiring or removed Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be any Lender or any financial institution whose senior debt obligations are rated not less than "A2" or its equivalent by Moody's or not less than "A" or its equivalent by S&P and which has a net worth of not less than $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations hereunder as Agent thereafter arising. After any retiring or removed Agent's resignation or removal, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Notwithstanding anything herein to the contrary, in the event that Agent shall at any time hold a Commitment less than $5,000,000.00, then such Agent shall promptly provide written notice thereof to the Lenders and the Required Lenders shall have the right, to be exercised within fifteen (15) days of delivery of such notice by such Agent, to elect to remove such Agent as Agent and replace such Agent as Agent under the Loan Documents, subject to the terms of this ss.14.9.

          ss.14.10 DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if
     (a) so requested by the Required Lenders and (b) the Lenders have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of any security documents authorizing the sale or other disposition of all or any part of any collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such collateral. The Required Lenders may direct, subject to the terms of any intercreditor agreement among the Agent and the Lenders, the Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes that the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

          ss.14.11 INTENTIONALLY DELETED.

          ss.14.12 INTENTIONALLY DELETED.

          ss.14.13 REPLACEMENT OF HOLDOUT LENDER. If there are then more than two Lenders and any action to be taken by the Lenders hereunder requires the unanimous consent, authorization, or agreement, of all Lenders, and a Lender ("HOLDOUT LENDER") fails to give its consent, authorization or agreement, then Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may, or upon Borrower's request, and otherwise in compliance with the terms of this ss.14.13, permanently replace the Holdout Lender with one or more substitute lenders (each, a "REPLACEMENT LENDER"), and the Holdout Lender shall have no right to refuse to be replaced hereunder. Any notice hereunder to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

          Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance Agreement, subject only to the Holdout Lender being repaid its share of the outstanding obligations (including an assumption of its pro rata share of the risk participation liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance Agreement prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance Agreement. Until such time as the Replacement Lender(s) shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances.

          Borrower agrees to pay all reasonably incurred costs or expenses incurred by any Lender in connection with this ss.14.13 including without limitation, all principal and accrued and unpaid interest or fees, including any accrued and unbilled LIBOR breakage fees.

ss.15. EXPENSES.

     The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Lenders (other than taxes based upon the Agent's or any Lender's gross or net income in the ordinary course, except that the Agent and the Lenders shall be entitled to indemnification for any and all amounts paid by them in respect of taxes based on income or other taxes assessed by any State in which any collateral is located, such indemnification to be limited to taxes DUE SOLELY on account of the granting of collateral under any security document and to be net of any credit allowed to the indemnified party from any other State on account of the payment or incurrence of such tax by such indemnified party), including any recording, mortgage, documentary or intangibles taxes in connection with the Mortgages and other Loan Documents, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any such taxes payable by the Agent or any of the Lenders after the Closing Date (the Borrower hereby agreeing to indemnify the Agent and each Lender with respect thereto),
(c) all title insurance premiums, engineer's fees, environmental reviews and the reasonable fees, expenses and disbursements of the counsel to the Agent and any local counsel to the Agent incurred in connection with the preparation, administration, syndication or interpretation of the Loan Documents and other instruments mentioned herein (excluding, however, the preparation of agreements evidencing participations granted under ss.18.4), and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) all other reasonable out of pocket fees, expenses and disbursements of the Agent actually incurred by the Agent in connection with the preparation or interpretation of the Loan Documents and other instruments mentioned herein, the addition or substitution of collateral, the review of leases and Subordination, Attornment and
Non-Disturbance Agreements, the making of each advance hereunder, the syndication of the Commitments pursuant to ss.18 (without duplication of those items addressed in subparagraph (c), above), (e) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, and the fees and costs of appraisers, engineers, investment bankers or other experts retained by any Lender or the Agent) actually incurred by any Lender or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or the Guarantor or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any of the Lenders' relationship with the Borrower or the Guarantor, unless brought by Borrower or Guarantor (f) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches, UCC filings, title rundowns, title searches or mortgage recordings, and (g) all reasonable fees, expenses and disbursements (including reasonable attorneys' fees and costs) which may be incurred by RBC in connection with the execution and delivery of this Agreement and the other Loan Documents (without duplication of any of the items listed above). The covenants of this ss.15 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder.

ss.16 INDEMNIFICATION.

          ss.16.1 LENDER INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agent and the Lenders and each director, officer, employee, agent and Person who controls the Agent or any Lender from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Theatre Assets or the Loans, (b) any condition of the Theatre Assets, (c) any actual or proposed use by the Borrower of the proceeds of any of the Loans (d) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower, the Guarantor, or any of its Subsidiaries comprised in the collateral, (e) the Borrower and the Guarantor entering into or performing this Agreement or any of the other Loan Documents, (f) any actual or alleged violation of any law, ordinance, code, order, rule, regulation, approval, consent, permit or license relating to the Theatre Assets, or (g) with respect to the Borrower, the Guarantor and their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury, nuisance or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; PROVIDED, HOWEVER, that the Borrower shall not be obligated under this ss.16 to indemnify any Person for liabilities arising from such Person's own gross negligence or willful misconduct. In litigation, or the preparation therefor, the Lenders and the Agent shall be entitled to select a single law firm as their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this ss.16 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this ss.16 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder.

          ss.16.2 BORROWER MUST NOTIFY. Agent and each Lender shall not be in default under this Agreement or under any other Loan Document, unless a written notice specifically setting forth the claim of Borrower shall have been given to Agent and each Lender within thirty (30) days after the Borrower first had actual knowledge or actual notice of the occurrence of the event which Borrower alleges gave rise to such claim and Agent and each Lender does not remedy or cure the default, if any there be, with reasonable promptness thereafter.

          ss.16.3 REMEDIES. If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Agent and/or Lender has breached any of its obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, Agent and/or Lender's responsibilities shall be limited to:
     (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Loan Document, the obligation to grant such consent or give such approval and to pay
     Borrower's reasonable costs and expenses including, without limitation, reasonable attorneys fees and disbursements in connection with such court proceedings; and (ii) the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Agent and/or Lender, where it is also so determined that Agent and/or Lender acted in bad faith, or that Agent and/or Lender's default constituted gross negligence or willful misconduct, the payment of any actual, direct, compensatory damages sustained by Borrower as a result thereof plus Borrower's reasonable costs and expenses, including without limitation, reasonable attorney's fees and disbursements in connection with such court proceedings.

          ss.16.4 LIMITATIONS. In no event, however, shall Agent and/or Lender be liable to Borrower or to Guarantor or anyone else for other damages such as, but not limited to, indirect, speculative or punitive damages whatever nature of the breach by Agent and/or Lender of its obligations under this Agreement or under any of the other Loan Documents. In no event shall Lender be liable to Borrower or to Guarantor or anyone else unless a written notice specifically setting forth the claim of Borrower shall have been given to lender within the time period specified above.

          ss.16.5 OBLIGATIONS ABSOLUTE. Except to the extent prohibited by applicable law which cannot be waived, the obligations of Borrower and obligations of the Guarantor under the Loan Documents shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including without limitation, the existence of any claim, set off, defense or other right which Borrower or Guarantor may have at any time against Agent and/or Lender whether in connection with a Loan Document or any unrelated transaction.

ss.17. SURVIVAL OF COVENANTS, ETC.

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or the Guarantor or any of their Subsidiaries pursuant hereto or thereto shall be deemed to have been relied upon by the Lenders and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding. The indemnification obligations of the Borrower provided herein and in the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Lenders hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate delivered to any Lender or the Agent at any time by or on behalf of the Borrower or the Guarantor or any of their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Person hereunder.

ss.18. ASSIGNMENT AND PARTICIPATION.

          ss.18.1 CONDITIONS TO ASSIGNMENT BY LENDERS. Except as provided herein, each Lender may assign to one or more banks or other entities all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it and the Notes held by
     it); provided that (a) the Agent and, so long as no Event of Default exists hereunder, the Borrower shall have each given its prior written consent to such assignment, which consent shall not be unreasonably withheld or delayed (provided that (i) such consent shall not be required for any assignment to another Lender who was not admitted pursuant to a waiver of clause (e) below, to a lender which is and remains under common control with the assigning Lender or to a wholly-owned Subsidiary of such Lender, provided that such assignee shall remain a wholly-owned Subsidiary of such Lender, and (ii) the consent of Agent shall not be required if an Event of Default exists and is continuing so long as the assignee is an institutional lender), (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement, (c) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined) an Assignment and Acceptance Agreement in the form of EXHIBIT L annexed hereto, together with any Notes subject to such assignment, (d) in no event shall any voting, consent or approval rights of a Lender be assigned to any Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, the Borrower or any Guarantor, which rights shall instead be allocated PRO RATA among the other remaining Lenders, (e) if such assignee is to become a Lender, such assignee shall have a net worth as of the date of such assignment of not less than $200,000,000, unless waived by the Agent and the Borrower, (f) such assignee shall acquire an interest in the Loans of not less than $3,000,000 (or if less, the remaining Loans of the assignor), unless waived by the Agent, and so long as no Event of Default exists hereunder, the Borrower, and (g) such assignee shall be subject to the terms of any intercreditor agreement among the Lenders and the Agent. Upon execution, delivery, acceptance and recording of such Assignment and Acceptance Agreement, (i) the assignee thereunder shall be a party hereto and all other Loan Documents executed by the Lenders and have the rights and obligations of a Lender hereunder, (ii) the assigning Lender shall, upon payment to the Agent of the registration fee referred to in ss.18.2, be released from its obligations under this Agreement arising after the effective date of such assignment with respect to the assigned portion of its interests, rights and obligations under this Agreement, and (iii) the Agent may unilaterally amend Schedule 1 to reflect such assignment. In connection with each assignment, the assignee shall represent and warrant to the Agent, the assignor and each other Lender as to whether such assignee is controlling, controlled by, under common control with or is not otherwise free from influence or control by, the Borrower, the Guarantor or any of their Subsidiaries.

          ss.18.2 REGISTER. The Agent shall maintain on behalf of the Borrower a copy of each assignment delivered to it and a register or similar list (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment Percentages of and principal amount of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Guarantor, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $3,500 (provided that with respect to any assignment by a Lender to a Subsidiary as provided herein, the assigning Lender shall pay to Agent its reasonable expenses incurred in connection with such assignment in lieu of such registration fee).

          ss.18.3 NEW NOTES. Upon its receipt of an Assignment and Acceptance Agreement executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall record the information contained therein in the Register. Within five (5) Business Days after receipt of notice of such assignment from Agent, the Borrower, at Agent's expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to the amount assigned to such assignee pursuant to such Assignment and Acceptance Agreement and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance Agreement and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be canceled and returned to the Borrower.

          ss.18.4 PARTICIPATIONS. Each Lender may sell participations to one or more Lenders or other entities in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents; PROVIDED that (a) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder, (b) such participation shall not entitle such participant to any rights or privileges under this Agreement or any Loan Documents, including without limitation, rights granted to the Lenders under ss.4.8, ss.4.9 and ss.4.10, (c) such participation shall not entitle the participant to the right to approve waivers, amendments or modifications, (d) such participant shall have no direct rights against the Borrower, (e) such sale is effected in accordance with all applicable laws, and (f) such participant shall not be a Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by any of the Borrower or Guarantor. Any Lender which sells a participation shall promptly notify the Agent of such sale and the identity of the purchaser of such interest.

          ss.18.5 PLEDGE BY LENDER. Any Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341 or to such other Person as the Agent may approve to secure obligations of such lenders. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

          ss.18.6 NO ASSIGNMENT BY BORROWER. Borrower or Guarantor shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each of the Lenders and any purported assignment without such consent shall be null and void.

          ss.18.7 DISCLOSURE. Borrower and Guarantor agree to promptly cooperate with any Lender in connection with any proposed assignment or participation of all or any portion of its Commitment. Each of the Lenders and the Agent acknowledges and agrees for itself that certain information provided and to be provided by the Borrower contains confidential non-public information related to Guarantor and EPR and agrees to keep any information delivered or made available by the Guarantor or EPR to it confidential from anyone other than its employees, officers, attorneys and other advisors who are or are expected to become engaged in evaluating, administering or syndicating the Loan or rendering advice in connection therewith, and each of Agent and the Lenders agrees not to trade in EPR's securities (all of whom shall be bound by this ss.18.7) in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, or Rule 10b-5 or any other federal securities laws or regulations thereunder, provided that nothing herein shall prevent any of the foregoing Persons from disclosing such information
     (a) to any potential assignees or participants who have agreed to maintain the confidentiality of such information in the manner and to the extent provided in this ss.18.7, (b) upon the order of any court or administrative agency or upon the request of any administrative agency or authority having jurisdiction over any of the foregoing Persons or such potential assignees or participants, (c) upon the request or demand of any regulatory agency or authority, (d) to the extent that such information has been publicly disclosed other than as a result of a disclosure by the foregoing Persons,
     (e) otherwise as required by law or (f) to the extent necessary to enforce the Loan Documents. In addition, the Lenders may make disclosure of such information to any contractual counterparty in swap agreements or such contractual counterparty's professional advisors (so long as such contractual counterparty or professional advisors to such contractual counterparty agree to be bound by the provisions of this ss.18.7).

          ss.18.8 AMENDMENTS TO LOAN DOCUMENTS. Upon any such assignment or participation, the Borrower and the Guarantor shall, upon the request of the Agent, enter into such documents as may be reasonably required by the Agent to modify the Loan Documents to reflect such assignment or participation.

ss.19. NOTICES.

     Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this ss.19 referred to as "Notice"), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telegraph, telecopy, telefax or telex, and addressed as follows:

     If to the Agent or RBC:

                  Royal Bank of Canada
                  One Liberty Plaza
                  New York, New York 10006-1404
                  Attn:  Manager, Agency Services
                  Telecopy No.:  (212) 428-2310

     With a copy to:

                  Royal Bank of Canada
                  One Liberty Plaza, 4th Floor
                  165 Broadway
                  New York, New York 10006
                  Attn:  Gordon MacArthur
                  Telecopy No.:  (212) 428-6459

                           and

                  Hughes Hubbard & Reed LLP
                  One Battery Park Plaza
                  New York, New York 10004-1482
                  Attn:    James J. Pastore, Esq.
                  Telecopy No.:  (212) 422-4726

     If to the Borrower:

                  Entertainment Properties Trust
                  30 Pershing Road, Suite 201
                  Kansas City, MO 64108
                  Attn:  Gregory K. Silvers, Esq.
                           Vice President and General Counsel
                  Telecopy No.:  (816) 472-5794

                  Entertainment Properties Trust
                  30 Pershing Road, Suite 201
                  Kansas City, MO 64108
                  Attn:  Fred Kennon, CFO
                  Telecopy No.:  (816) 472-5794

     If to the Guarantor:

                  30 West Pershing, LLC
                  c/o Entertainment Properties Trust
                  30 Pershing Road, Suite 201
                  Kansas City, MO 64108
                  Attn:  Gregory K. Silvers, Esq.
                           Vice President and General Counsel
                  Telecopy No.:  (816) 472-5794

                  30 West Pershing, LLC
                  c/o Entertainment Properties Trust
                  30 Pershing Road, Suite 201
                  Kansas City, MO 64108
                  Attn:  Fred Kennon, CFO
                  Telecopy No.:  (816) 472-5794

to any other Lender which is a party hereto, at the address for such Lender set forth on its signature page hereto, and to any Lender which may hereafter become a party to this Agreement, at such address as may be designated by such Lender. Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid, or if transmitted by telegraph, telecopy, telefax or telex is permitted, upon being sent and confirmation of receipt. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, the Borrower, a Lender or Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

ss.20. RELATIONSHIP.

     Neither the Agent nor any Lender has any fiduciary relationship with or fiduciary duty to the Borrower, the Guarantor or their Subsidiaries arising out of or in connection with this Agreement or the other Loan Documents or the transactions contemplated hereunder and thereunder, and the relationship between each Lender and Agent, and the Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

ss.21. USURY.

     Notwithstanding anything to the contrary contained herein, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "CHARGES"), shall exceed the maximum lawful rate (the "MAXIMUM RATE") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this
Section 21, shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not able the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.

ss.22. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.

     THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN OR THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE. THE BORROWER AND GUARANTOR AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER OR GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN SS.19. THE BORROWER AND GUARANTOR HEREBY WAIVE ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

ss.23. POWER OF ATTORNEY.

     For purposes of exercising the rights and remedies granted to Agent and the Lenders under this Agreement, Borrower hereby irrevocably constitutes and appoints Agent its true and lawful attorney-in-fact, upon and following any Event of Default, to execute, acknowledge and deliver any instruments and to do and perform any acts permitted hereunder or by law in the name and on behalf of the Borrower.

ss.24. HEADINGS.

     The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

ss.25. COUNTERPARTS.

     This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

ss.26. ENTIRE AGREEMENT, ETC.

     The Loan Documents express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.27 and ss.29.

ss.27. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.

     EACH OF THE BORROWER, THE GUARANTOR, THE AGENT AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER AND GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER AND GUARANTOR (A) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGE THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SS.27. THE BORROWER AND GUARANTOR ACKNOWLEDGE THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS SS.27 WITH LEGAL COUNSEL AND THAT THE BORROWER AND GUARANTOR AGREE TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

ss.28. DEALINGS WITH THE BORROWER.

     The Lenders and their Affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower, the Guarantor and their Subsidiaries or any of their Affiliates regardless of the capacity of the Lender hereunder.

ss.29. CONSENTS, AMENDMENTS, WAIVERS, ETC.

     Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or the Guarantor of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Agent and the Required Lenders. Notwithstanding the foregoing, none of the following may occur without the written consent of each Lender: a reduction in the rate of interest on the Notes; an increase in the amount of the Commitments of the Lenders (except as provided in ss.18.1 and ss.2.1); a forgiveness, reductION or waiver of the principal of any unpaid Loan or any interest thereon or fee payable under the Loan Documents; a change in the amount of any fee payable to a Lender hereunder; the postponement of any date fixed for any payment of and fees or any principal of or interest on any Loan; an extension of the Maturity Date; a change in the manner of distribution of any payments to the Lenders or the Agent; the release of the Borrower or Guarantor or any collateral or the subordination of any lien in favor of the Agent on behalf of the Lenders with respect to any collateral except as otherwise provided in ss.5.3; an amendment of the definition of Required Lenders or of anY requirement for consent by all of the Lenders; any modification to require a Lender to fund a pro rata share of a request for an advance of the Loan made by the Borrower other than based on its Commitment Percentage; an amendment to this ss.29; a waiver of any indemnity of a Lender; or an amendment of any provision of this AgreemenT or the Loan Documents which requires the approval of all of the Lenders or the Required Lenders to require a lesser number of Lenders to approve such action. The provisions of ss.14 may not be amended without the writteN consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon any of the Borrower or the Guarantor shall entitle the Borrower or Guarantor to other or further notice or demand in similar or other circumstances.

ss.30. SEVERABILITY.

     The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

ss.31. TIME OF THE ESSENCE.

     Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower and the Guarantor under this Agreement and the other Loan Documents.

ss.32. NO UNWRITTEN AGREEMENTS.

     THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. ANY ADDITIONAL TERMS OF THE AGREEMENT BETWEEN THE PARTIES ARE SET FORTH BELOW.

ss.33. REPLACEMENT NOTES.

     Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of the applicable Note, Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the applicable Note and dated as of the date of the applicable Note and upon such execution and delivery all references in the Loan Documents to such Note shall be deemed to refer to such replacement Note.

ss.34. NO THIRD PARTIES BENEFITED.

     This Agreement and the other Loan Documents are made and entered into for the sole protection and legal benefit of the Borrower, the Guarantor, the Lenders, the Agent and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

ss.35. ADDITIONAL AGENTS.

     None of the Lenders or other entities identified on the facing page of, signature pages of or elsewhere in this Agreement or the other Loan Documents as a bookrunner, lead arranger or co-arranger shall have any right, power, obligation, liability, responsibility or duty under this Agreement and the other Loan Documents as such, other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any other Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other entities so identified in deciding to enter into this Agreement and the other Loan Documents or in taking or not taking action hereunder or thereunder.

ss.36. LIMITATION ON GUARANTOR'S LIABILITY.

     Notwithstanding anything to the contrary contained herein, the Guarantor's liability under this Agreement (but without limiting in any manner the definition of the Obligations hereunder) is limited to Guarantor's ownership interest in the Theatre Assets and only in an amount up to the fair market value ("FMV") of the Theatre Assets as of the date a claim is made hereunder, and the Agent and the Lenders shall limit their recovery for the Obligations from Guarantor solely to the Guarantor's interest in the Theatre Assets. If the Lenders and the Guarantor do not agree as to the FMV, the Agent and the Lenders and Guarantor shall cooperate in requesting the American Arbitration Association (the "AAA") to select an appraiser that is an MAI with at least ten (10) years of experience appraising movie theatre-related properties located in the United States to determine FMV within five (5) days after request therefor and notify the Agent and the Lenders and Guarantor of such FMV. If for any reason the Agent and the Lenders and Guarantor fail to cooperate in requesting the AAA to select such appraiser within ten (10) days after a claim is made, Lenders may alone make such request. The AAA appraiser's decision shall be conclusive and binding on the Lenders and Guarantor. All costs of the AAA and the AAA appraiser will be borne by the Guarantor.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be executed by its duly authorized representatives as of the date first set forth above.

                                    BORROWER:

                                    ENTERTAINMENT PROPERTIES
                                    TRUST, a Maryland real estate
                                    investment trust


                                    By: /s/ Fred L. Kennon
                                        ------------------------------------
                                    Name:   Fred L. Kennon
                                    Title:  Vice President

                                    GUARANTOR:

                                    30 WEST PERSHING, LLC, a Missouri limited liability company


                                    By: /s/ Fred L. Kennon
                                        ------------------------------------
                                    Name:   Fred L. Kennon
                                    Title:  Vice President

LENDERS:
ROYAL BANK OF CANADA,
as a Lender


By: /s/ Gordon MacArthur
   --------------------------------
Name:   Gordon MacArthur
Title:  Authorized Signatory



JPMORGAN CHASE BANK,
as a Lender


By: /s/ Donald S. Shokrian
   --------------------------------
Name:   Donald S. Shokrian
Title:  Managing Director


AGENT:
ROYAL BANK OF CANADA,
as Agent


By: /s/ Gail Watkin
   --------------------------------
Name:   Gail Watkin
Title:  Manager, Agency

                                    EXHIBIT B

                                      NOTE


$             .00                                                 March   , 2004
 -------------                                                          --

     FOR VALUE RECEIVED, the undersigned, ENTERTAINMENT PROPERTIES TRUST, a Maryland real estate investment trust ("BORROWER"), with an address at 30 Pershing Road, Suite 201, Kansas City, MO 64108, jointly and severally hereby
promises to pay to the order of                          ("PAYEE") at the office
                                ------------------------
of ROYAL BANK OF CANADA, as Agent for the Lenders ("AGENT"), in accordance with the terms of that certain Loan Agreement, dated as of March , 2004, as from
                                                              --
time to time in effect, among Borrower, Royal Bank of Canada, for itself and as Agent, 30 West Pershing, LLC, as Guarantor, and such other Lenders as may be from time to time named therein, (the "LOAN AGREEMENT"), to the extent not sooner paid, on or before the Maturity Date, the principal sum of
                                                                    ------------
and 00/100  Dollars  ($          .00),  or such amount as may be advanced by the
                       ----------
Payee under the Loan Agreement as a Loan with daily interest from the date thereof, computed as provided in the Loan Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Loan Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Loan Agreement. Interest shall be payable on the dates specified in the Loan Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     Payments hereunder shall be made to the Agent for the Payee at One Liberty Plaza, New York, New York 10006-1404.

     This Note is one of one or more Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Loan Agreement. The principal of this Note may be due and payable in whole or in part prior to the Maturity Date and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Loan Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Loan Agreement.

     Notwithstanding anything in this Note to the contrary, all agreements between the undersigned Borrower and the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations of the undersigned Borrower or, if such excessive interest exceeds the unpaid balance of principal of the Obligations of the undersigned Borrower, such excess shall be refunded to the undersigned Borrower. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations of the undersigned Borrower (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned Borrower and the Lenders and the Agent.

     In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     The undersigned Borrower and all guarantors and endorsers hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness evidenced hereby, notice of acceleration of the indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Loan Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the undersigned has duly executed this Note on the day and year first above written.

                                           ENTERTAINMENT PROPERTIES
                                           TRUST, a Maryland real estate
                                           investment trust


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT E

                                LIMITED GUARANTY


     WHEREAS, ENTERTAINMENT PROPERTIES TRUST, a Maryland real estate investment trust (the "BORROWER"), has this day entered into a Loan Agreement (as amended or otherwise modified from time to time, the "LOAN AGREEMENT") with ROYAL BANK OF CANADA, a Canadian chartered bank having a place of business at One Liberty Plaza, New York, New York 10006-1404, individually and as administrative agent (the "AGENT") for itself and the Lenders under the Loan Agreement (individually and collectively, the "BANK") in connection with a credit facility in the total aggregate principal amount of Sixty-Five Million and 00/100 ($65,000,000.00) (the "LOAN").

     WHEREAS, the undersigned, 30 West Pershing, LLC, a Missouri limited liability company (the "GUARANTOR"), will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement, and has determined that it is necessary or convenient to the conduct, promotion or attainment of the business of the Guarantor to guaranty the Liabilities (as defined herein) of the Borrower under the Loan Agreement.

     WHEREAS, capitalized terms used herein and not otherwise defined shall have the meaning specified in the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to enter into the Loan Agreement and to make extensions of credit thereunder, the Guarantor agrees as follows:

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Guarantor, unconditionally guaranties, in accordance with the terms hereof and without any prior written notice, the payment and performance of all of the Liabilities (as defined herein) of Borrower to the Bank.

     The following terms as used herein shall have the meanings set forth below:

     "Liability" and "Liabilities" include, without limitation, any and all liabilities, debts, and obligations of the Borrower to the Bank, each of every kind, nature, and description now existing or hereafter arising. "Liabilities" also includes, without limitation, each obligation to repay all loans, advances, indebtedness, notes, obligations, overdrafts, and amounts now or hereafter at any time owing by the Borrower to the Bank pursuant to the Loan Agreement (including all future advances or the like whether or not given pursuant to a commitment by the Bank), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Bank may hold against the Borrower on account of or relating to the Loan. "Liabilities" also includes, without limitation, all notes and other obligations of the Borrower now or hereafter assigned to or held by the Bank, each of every kind, nature and description, which may be due and owning from time to time under or pursuant to the Loan Agreement. "Liabilities" also includes, without limitation, all interest and other amounts which may be charged to the Borrower and/or which may be due from the Borrower to the Bank from time to time due and owing under or pursuant to the Loan Agreement; all fees and charges in connection with any account maintained by the Borrower and the expenses incurred or paid by the Bank in respect of any agreement between the Borrower and the Bank or instrument furnished by the Borrower to the Bank (including, without limitation, Costs of Collection (as defined below), reasonable attorneys' fees, and all court and litigation costs and expenses). "Liabilities" also includes, without limitation any and all obligations of the Borrower to act or to refrain from acting in accordance with the terms, provisions, and covenants of any agreement between the Borrower and the Bank or instrument furnished by the Borrower to the Bank. As used herein, the term "indirect" includes without limitation, all obligations and liabilities which the Bank may incur or become liable for, on account of, or as a result of any transactions between the Bank and the Borrower including, without limitation, any which may arise out of any letter of credit or acceptance, or similar instrument issued or obligation incurred by the Bank for the account of the Borrower; any which may arise out of any action brought or threatened against the Bank by the Borrower, any guarantor or endorser of the Liabilities of the Borrower, or by any other person in connection with the Liabilities, except in the event that final judgment enters against the Bank, but in each case subject in all events to the provisions of the Loan Documents. The Bank's books and records shall be prima facie evidence of the Borrower's indebtedness to the Bank absent manifest error.

     "Costs of Collection" includes, without limitation, all reasonable attorneys' fees, and reasonable out-of-pocket expenses incurred by the Bank's attorneys, and all costs incurred by the Bank in the administration of the Liabilities, this Guaranty, and all other instruments and agreements executed in connection with or relating to the Liabilities including, without limitation, costs and expenses associated with reasonable travel on behalf of the Bank. Costs of Collection also includes, without limitation, all reasonable attorneys' fees, reasonable out-of-pocket expenses incurred by the Bank's attorneys, and all reasonable costs and expenses incurred by the Bank, including, without limitation, costs and expenses associated with reasonable travel on behalf of the Bank, which costs and expenses are directly related to or in respect of the Bank's efforts to preserve, protect, collect, or any of the Bank's rights and remedies against or in respect of the Borrower, any other guarantor or other person liable in respect of the Liabilities or any collateral granted to the Bank by the Borrower, such guarantor, or other person (whether or not suit is instituted in connection with such efforts). The Costs of Collection shall be paid by the undersigned upon demand made by the Bank and shall be added to the Liabilities of the Borrower to the Bank, as if such had been lent, advanced, and credited by the Bank to, or for the benefit of, the Borrower.

     For said good and valuable consideration, the undersigned also shall indemnify, defend, and hold the Bank harmless of and from any claim brought or threatened against the Bank by the Borrower, the undersigned, any other guarantor or endorser of the Liabilities or any other person (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower, the undersigned, or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Bank with counsel of the Bank's selection, but at the expense of the undersigned), unless the same was the result of the Bank's gross negligence or willful misconduct, and except as otherwise providing in the Loan Documents.

     Notwithstanding anything to the contrary contained herein, the Guarantor's liability under this Guaranty (but without limiting in any manner the definition of the Liabilities hereunder) is limited to Guarantor's ownership interest in the Theatre Assets and only in an amount up to the fair market value ("FMV") of the Theatre Assets as of the date a claim is made hereunder, and Bank shall limit its recovery for the Liabilities from Guarantor solely to the Guarantor's interest in the Theatre Assets. If the Bank and the Guarantor do not agree as to the FMV, Bank and Guarantor shall cooperate in requesting the American Arbitration Association (the "AAA") to select an appraiser that is an MAI with at least ten (10) years of experience appraising movie theatre-related properties located in the United States to determine FMV within five (5) days after request therefor and notify Bank and Guarantor of such FMV. If for any reason Bank and Guarantor fail to cooperate in requesting the AAA to select such appraiser within ten (10) days after a claim is made, Bank may alone make such request. The AAA appraiser's decision shall be conclusive and binding on Bank and Guarantor. All costs of the AAA and the AAA appraiser will be borne by the Guarantor.

     The undersigned will pay on demand interest on all amounts due to the Bank under this Guaranty, or arising under any documents, instruments, or agreements relative to any collateral securing this Guaranty, from the time the Bank first demands payment of this Guaranty at a rate equal to the highest rate chargeable to the Borrower after the earlier of (i) demand or (ii) the occurrence of any Event of Default; PROVIDED, HOWEVER, that such amount of interest shall not exceed the interest that would have been, but for this Guaranty, paid by the Borrower in respect of the Liabilities.

     Any and all deposits or other sums at any time credited by or due to the undersigned from the Bank or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, and any cash, securities, instruments or other property of the undersigned in the possession of the Bank, or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, whether for safekeeping or otherwise, or in transit to or from the Bank or any of its banking or lending affiliates or any such participant, or in the possession of any third party acting on the Bank's behalf (regardless of the reason the Bank had received same or whether the Bank has conditionally released the same) shall at all times constitute security for all of the Liabilities and for all obligations of the undersigned to the Bank and may be applied or set off against such Liabilities and against the obligations of the undersigned to the Bank including, without limitation, those arising hereunder, at any time, whether or not such are then due and whether or not other collateral is then available to the Bank.

     The obligations of the undersigned hereunder shall not be affected by any fraudulent, illegal, or improper act by the Borrower, nor by any release, discharge or invalidation, by operation of law or otherwise, of the Liabilities, or by the legal incapacity of the Borrower, the undersigned, or any other person liable or obligated to the Bank for or on the Liabilities. The undersigned also waives any and all defenses relating to or resulting from Bank's failure to acquire, maintain or perfect any security interest or mortgage lien. Interest and Costs of Collection shall continue to accrue and shall continue to be deemed Liabilities guarantied hereby notwithstanding any stay to the enforcement thereof against the Borrower or disallowance of any claim therefor against the Borrower.

     Unless sooner terminated, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of all or any part of the Liabilities is rescinded or otherwise must be restored by the Bank to the Borrower or to the creditors of the Borrower or any representative of the Borrower or representative of the Borrower's creditors upon the insolvency, bankruptcy or reorganization of the Borrower or to the undersigned or to the creditors of the undersigned or any representative of the undersigned or representative of the creditors of the undersigned upon the insolvency, bankruptcy or reorganization of the undersigned, or otherwise, all as though such payments had not been made.

     The within instrument incorporates all discussions and negotiations between the undersigned and the Bank concerning the guaranty and indemnification provided by the undersigned hereby. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provision hereof may be altered amended, waived, canceled or modified, except by a written instrument executed, sealed and acknowledged by a duly authorized officer of the Bank and by the undersigned.

     The undersigned waives presentment, demand, notice, and protest with respect to the Liabilities or this Guaranty, and further waives any delay on the part of the Bank, and further waives any right to require the Bank to pursue or to proceed against the Borrower or any collateral which the Bank might have been granted to secure the obligations of the undersigned hereunder, and further waives notice of acceptance of this Guaranty.

     The books and records of the Bank showing the account between the Bank and the Borrower shall be admissible in any action or proceeding and constitute prima facie evidence and proof of the items contained therein absent manifest error.

     The obligations of the undersigned hereunder are primary, with no recourse necessary by the Bank against the Borrower or any collateral given to secure the Liabilities or against any other person liable for or on the Liabilities prior to proceeding against the undersigned hereunder. The undersigned assents to any indulgence or waiver which the Bank may grant or give the Borrower and/or any other person liable or obligated to the Bank for or on the Liabilities. The undersigned authorizes the Bank to alter, amend, cancel, waive, or modify any term or condition of the Liabilities and of the obligations of any other person liable or obligated to the Bank for or on the Liabilities, without notice to, or consent from, the undersigned. No compromise, settlement, or release by the Bank of the Liabilities or of the obligations of any such other person (whether or not jointly liable with the undersigned) and no release of any collateral securing the Liabilities or securing the obligations of any such other person shall affect the obligations of the undersigned to the Bank hereunder.

     The undersigned shall not exercise any right of subrogation, reimbursement, indemnity, contribution, or the like (including any right to proceed upon any collateral granted by the Borrower to the undersigned) against the Borrower or any person liable or obligated for or on the Liabilities in respect of any of the Liabilities prior to the discharge of the Liabilities.

     The undersigned agrees that prior to discharge of the Liabilities the undersigned shall not have, and hereby expressly waives, (1) any right to subrogation or indemnification, and any other right to payment from or reimbursement by the Borrower, in connection with or as consequence of any payment made by the undersigned hereunder (2) any right to enforce any right or remedy which the Bank has or may hereafter have against the Borrower, and (3) any benefit of, and any right to participate in any collateral now or hereafter held by the Bank , until such time as the obligations hereunder are paid in full or otherwise terminated.

     This instrument shall inure to the benefit of the Bank, its successors and assigns, shall be binding upon the successors, representatives, and assigns of the undersigned, and shall apply to all Liabilities of the Borrower and any successor to the Borrower, including any successor by operation of law.

     The rights, remedies, powers, privileges, and discretions of the Bank hereunder (hereinafter the "Bank's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Bank in exercising or enforcing any of the Bank's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Bank of any of the Bank's Rights and Remedies or of any default or remedies under any other agreement with the undersigned, or of any default under any agreement with the Borrower, or any other person liable or obligated for or on the Liabilities, shall operate as a waiver of any other of the Bank's Rights and Remedies or of any other default or remedy hereunder or thereunder. No exercise of any of the Bank's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Bank and the undersigned, the Bank and the Borrower, and/or the Bank and any such other person at any time shall preclude any other exercise of the Bank's Rights and Remedies nor shall waiver by the Bank of any of the Bank's Rights and Remedies or of any default or remedies under any other agreement with the undersigned, or of any default under any agreement with the Borrower, or any other person liable or obligated for or on the Liabilities on any one occasion be deemed a continuing waiver. All of the Bank's Rights and Remedies and all of the Bank's rights, remedies, powers, privileges, and discretions under any other agreement or transaction with the undersigned, the Borrower, or any such other person shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

     This instrument and all documents which have been or may be hereinafter furnished by the undersigned to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, microcard, miniature photographic, xerographic, or similar process, and the Bank may destroy the original from which such document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding if the original cannot be located after reasonable efforts.

     This instrument shall be governed, construed, and interpreted in accordance with the laws of the State of New York. The undersigned submits to the jurisdiction of the courts of the State of New York for all matters in connection herewith as well as for all purposes in connection with any other relationship between the undersigned and the Bank, and, in furtherance of such agreement, the undersigned hereby expressly waives any and all objections it may have as to venue in such courts. In the event that the undersigned does not maintain a principal office or residence in New York the undersigned hereby designates the Secretary of State of New York as the agent for service of process for the undersigned in any action or proceeding coming out of this Guaranty. It is the intention of the undersigned that the provisions of the within Guaranty and indemnification be liberally construed to the end that the Bank may be put in as good a position as if the Borrower had promptly, punctually, and faithfully performed all Liabilities and the undersigned had promptly, punctually, and faithfully performed hereunder.

     Any determination that any provision herein is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision contained herein. In the event of any conflict between the terms of this Guaranty and the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

     THE UNDERSIGNED WAIVES ANY RIGHT TO TRIAL BY JURY THE UNDERSIGNED MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR EQUITY, IN CONNECTION WITH THIS GUARANTY. THE UNDERSIGNED AND THE BANK HEREBY KNOWINGLY AND VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY. THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THE THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE UNDERSIGNED ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THE BANK'S LENDING RELATIONSHIP WITH THE BORROWER BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS PARAGRAPH.

     The undersigned certifies that the undersigned read this Guaranty prior to its execution.




                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has executed this Guaranty as a sealed instrument as of the 30th day of March, 2004.

Witnessed:                           30 WEST PERSHING, LLC


                                     By:
-----------------------------           -----------------------------------
                                     Name:
                                     Title:

                                     Address:  30 West Pershing Road, Suite 201
                                                 Kansas City, MO 64108

                                    EXHIBIT H

                            FORM OF REQUEST FOR LOAN


Royal Bank of Canada, as Agent
Agency Services Group
Royal Bank Plaza
P.O. Box 50, 200 Bay Street
12th Floor, South Tower
Toronto, Ontario
M5J 2W7

Ladies and Gentlemen:

     Pursuant to the provisions of ss.2.7 of the Loan Agreement dated as of March 30, 2004 (as the same maY hereafter be amended, the "Loan Agreement"), among Entertainment Properties Trust (the "Borrower"), Royal Bank of Canada for itself and as Agent, 30 West Pershing, LLC, as Guarantor, and the other Lenders from time to time party thereto, the undersigned Borrower hereby requests and certifies as follows:

     1. LOAN. The undersigned Borrower hereby requests a Loan under ss.2.2 of the Loan Agreement:

                  Principal Amount:  $
                  Type (Base Rate):
                  Drawdown Date:

by wire transfer in accordance with the instructions attached hereto.

     2. USE OF PROCEEDS. Such Loan shall be used for the following purposes permitted by ss.2.9 of thE Loan Agreement:

                                   [DESCRIBE]

     3. NO DEFAULT. The undersigned chief financial officer or chief accounting officer of Borrower certifies that the Borrower and the Guarantor are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of the Loan requested hereby. No condemnation proceedings are pending or, to the undersigned knowledge, threatened against any Theatre Asset.

     4. REPRESENTATIONS TRUE. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantor or their Subsidiaries, contained in the Loan Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement was true in all material respects as of the date on which it was made and at and as of the Drawdown Date for the Loan requested hereby, with the same effect as if made at and as of such Drawdown Date, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), and no Default or Event of Default has occurred and is continuing.

     5. OTHER CONDITIONS. All other conditions to the making of the Loan requested hereby set forth in the Loan Agreement have been satisfied.

     6. DEFINITIONS. Terms defined in the Loan Agreement are used herein with the meanings so defined.

     IN WITNESS  WHEREOF,  the  undersigned  has duly executed this request this day of March, 2004.
-----

                                            ENTERTAINMENT PROPERTIES
                                            TRUST, a Maryland real estate
                                            investment trust

                                            By:
                                               -------------------------------
                                                  Name:
                                                  Title:

                                                     EXHIBIT K

                                          FORM OF COMPLIANCE CERTIFICATE



Royal Bank of Canada, as Agent
Agency Services Group
Royal Bank Plaza
P.O. Box 50, 200 Bay Street
12th Floor, South Tower
Toronto, Ontario
M5J 2W7


Ladies and Gentlemen:

     Reference is made to the Loan Agreement dated as of March 30, 2004 (as the same may hereafter be amended, the "LOAN AGREEMENT") by and among Entertainment Properties Trust (the "BORROWER"), Royal Bank of Canada for itself and as Agent, 30 West Pershing, LLC, as Guarantor, and the other Lenders from time to time party thereto. Terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.

     Pursuant to the Loan Agreement, Borrower is furnishing to you herewith (or have most recently furnished to you) the consolidated financial statement of Borrower, Guarantor and their Consolidated Subsidiaries for the fiscal period
ended                   (the "BALANCE SHEET DATE"). Such financial statement has
       ---------------
been prepared in accordance with GAAP and presents fairly the consolidated financial position of Borrower, Guarantor and their Consolidated Subsidiaries covered thereby at the date thereof and the results of its operations for the periods covered thereby, subject in the case of interim statements only to normal year-end audit adjustments.

     This certificate is submitted in compliance with requirements of ss.7.4(c), ss.7.5(e) or ss.10.12 of the LOan Agreement. If this certificate is provided under a provision other than ss.7.4(c), the calculations provided beloW are made using the consolidated financial statement of Borrower as of the Balance Sheet Date adjusted in the best good faith estimate of Borrower to give effect to the making of a Loan, acquisition or disposition of property or other event that occasions the preparation of this certificate; and the nature of such event and the estimate of Borrower of its effects are set forth in reasonable detail in an attachment hereto. The undersigned officer is the chief financial officer or chief accounting officer of Borrower.

     The undersigned representatives have caused the provisions of the Loan Documents to be reviewed and have no knowledge of any Default or Event of Default. (Note: If the signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof and the actions taken, being taken or proposed to be taken by the Borrower with respect thereto.)

     Borrower is providing the attached information to demonstrate compliance as of the date hereof with the covenants described in the attachment hereto.

     IN WITNESS  WHEREOF,  the  undersigned  have duly executed this  Compliance
Certificate this       day of               , 200  .
                 -----        --------------     --

                                          ENTERTAINMENT PROPERTIES
                                          TRUST, a Maryland real estate
                                          investment trust

                                          By:
                                              ------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT L


                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT


     Reference is made to that certain Loan Agreement dated as of March 30, 2004, (as the same may be amended or modified from time to time, the "LOAN AGREEMENT"), among Entertainment Properties Trust (the "BORROWER"), 30 West Pershing, LLC, as guarantor thereunder, the financial institutions party thereto, as lenders and Royal Bank of Canada, for itself and as agent for the Lenders (in such capacity, the "AGENT"). Terms defined in the Loan Agreement are used herein with the same meanings.

1. The undersigned assignor (the "ASSIGNOR") hereby sells and assigns, without recourse, to the undersigned assignee (the "ASSIGNEE"), and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the effective date set forth below, the interests set forth below (the "ASSIGNED INTEREST") in the Assignor's rights and obligations under the Loan Agreement, including, without limitation, the interests set forth below in the Commitments of the Assignor on the effective date and the Loans owing to the Assignor which are outstanding on the effective date, together with unpaid interest accrued on the assigned Loans to the effective date and the amount, if any, set forth below of the fees accrued to the effective date for the account of the Assignor. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in the Loan Agreement, a copy of which has been received by each such party. From and after the effective date (i) the Assignee shall be a party to and be bound by the provisions of the Loan Agreement and, to the extent of the interest assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.

2. This  Assignment and Acceptance is being delivered to the Agent together with
(i) the Notes evidencing the Loans included in the Assigned Interest, (ii) if the Assignee is organized under the laws of a jurisdiction outside the United States, such forms as may be required by the Agent, duly completed and executed by such Assignee and (iii) if the Assignee is not already a Lender under the Loan Agreement, an Administrative Questionnaire in the form of Exhibit L-1 to the Loan Agreement.

3. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective date of Assignment (may not be fewer than 5 Business Days after the Date of Assignment):

Percentage Assigned of Commitments (set forth,
as a percentage of the Aggregate
Allocations:            %
             -----------

Principal Amount
Assigned: $

Fees Assigned (if any):



The terms set forth above are hereby agreed to:


                             as Assignor
-----------------------------

By:
      -----------------------------
Name:
      -----------------------------
Title:
      -----------------------------


                             as Assignor
-----------------------------

By:
      -----------------------------
Name:
      -----------------------------
Title:
      -----------------------------

                                   EXHIBIT L-1

                      FORM OF ADMINISTRATIVE QUESTIONNAIRE


Please accurately complete the following information and return via FAX to the attention of Agency Services Group, Royal Bank of Canada, as soon as possible.

Fax Number: (416) 842-4023

                     LEGAL NAME TO APPEAR IN DOCUMENTATION:



                 GENERAL INFORMATION - DOMESTIC LENDING OFFICE:

Institution Name:
Street Address:
City, State, Zip Code:
CONTACTS/NOTIFICATION METHODS:
CREDIT CONTACTS:
Primary Contact:
Street Address:
City, State, Zip Code:
Phone Number:
FAX Number:
Backup Contact:
Street Address:
City, State, Zip Code:
Phone Number:
FAX Number:
TAX WITHHOLDING:

Non Resident Alien             Y*
* Form 4224 Enclosed
Tax ID Number

                         CONTACTS/NOTIFICATION METHODS:

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.

Contact:
Street Address:
City, State, Zip Code:
Phone Number:
FAX Number:

PAYMENT INSTRUCTIONS:

Name of Bank where funds are to be transferred:
Routing Transit/ABA number of Bank where funds are to be transferred:
Name of Account, if applicable:
Account Number:
Additional Information:


MAILINGS:

Please specify who should receive financial information:
Name:
Street Address:
City, State, Zip Code:

It is very important that all of the above information is accurately filled in and returned promptly. If there is someone other than yourself who should receive this questionnaire, please notify me of their name and FAX number and we will FAX them a copy of the questionnaire. If you have any questions, please call me at (416) 842-3905.


PARTICIPANT INFORMATION

Participant Name:
Address:
Primary Contact:
Title:
Department:
Phone Number:
Facsimile 9:
Alternate Contact:
Phone Number:
Facsimile #:
Account Officer:
Phone Number:
Tax ID #:
Commitment Percentage:
Maximum Commitment:
Interest Rate and Fees:

WIRE INSTRUCTIONS TO YOUR BANK:

Bank Name:
Department Name:
ABA 9:
A/C #:
Attention:
Client Name/Ref

AGENT'S WIRE INSTRUCTIONS:

Name:
ABA 9:
A/C #: (to be assigned)
Tax ID #:
Attention:
Client Name/Ref

                                   SCHEDULE 1

                             LENDERS AND COMMITMENTS

                                                          Commitment
LENDER                                COMMITMENT          PERCENTAGE

Royal Bank of Canada                $32,500,000.00            50%
One Liberty Plaza, 4th Floor
165 Broadway
New York, NY 10006
Attn:  Gordon MacArthur
Tel: (212) 428-2324
Fax: (212) 428-6459

JPMorgan Chase Bank                 $32,500,000.00            50%
270 Park Avenue, 4th Floor
New York, NY 10017
Attn:  Donald Shokrian
Tel:  (212) 270-0606
Fax: (212) 270-0213

                                   SCHEDULE 2

                          DESCRIPTION OF THEATRE ASSETS



             -------------------------------- --------------------------
                        PROPERTY                      LOCATION
             -------------------------------- --------------------------
                     DEER VALLEY 30                  PHOENIX, AZ
             -------------------------------- --------------------------
                       HAMILTON 24                  HAMILTON, NJ
             -------------------------------- --------------------------
                         MESA 24                      MESA, AZ
             -------------------------------- --------------------------

                                   SCHEDULE 3

                  ELIGIBLE REAL ESTATE QUALIFICATION DOCUMENTS


With respect to any Potential Collateral, each of the following:

     (a) SECURITY DOCUMENTS. Such security documents relating to such Real Estate as the Agent shall in good faith require, duly executed and delivered by the respective parties thereto.

     (b) ENFORCEABILITY OPINION. If required by the Agent, the favorable legal opinion of counsel to Guarantor, from counsel reasonably acceptable to the Agent and qualified to practice in the State in which such Real Estate is located, addressed to the Lenders and the Agent covering the enforceability of such security documents and such other matters as the Agent shall reasonably request.

     (c) PERFECTION OF LIENS. Evidence reasonably satisfactory to the Agent that the Security Documents are effective to create in favor of the Agent a legal, valid and enforceable first lien or security title and security interest in such Real Estate and that all filings, recordings, deliveries of instruments and other actions necessary or desirable to protect and preserve such liens or security title or security interests have been duly effected.

     (d) SURVEY AND TAXES. The Survey of such Real Estate, together with the Surveyor Certification and evidence of payment of all real estate taxes, assessments and municipal charges on such Real Estate which on the date of determination are required to have been paid under ss.7.8.

     (e) TITLE INSURANCE; TITLE EXCEPTION DOCUMENTS. The Title Policy covering such Real Estate, including all endorsements thereto, and together with proof of payment of all fees and premiums for such policy, and true and accurate copies of all documents listed as exceptions under such policy.

     (f) UCC CERTIFICATION. A certification from the Title Insurance Company, records search firm, or counsel satisfactory to the Agent that a search of the appropriate public records disclosed no conditional sales contracts, security agreements, chattel mortgages, leases of personalty, financing statements or title retention agreements which affect any property, rights or interests of the Guarantor that are or are intended to be subject to the security interest, security title, assignments, and mortgage liens created by the security documents relating to such Real Estate except to the extent that the same are discharged and removed prior to or simultaneously with the inclusion of the Real Estate in the Potential Collateral.

     (g) MANAGEMENT AGREEMENT. A true copy of the Management Agreement, if any, relating to such Real Estate, which shall be in form and substance reasonably satisfactory to the Agent.

     (h) LEASES. True copies of all Tenant Leases relating to such Real Estate together with Lease Summaries for all such Leases if available, together with true copies of such other Leases (and Lease Summaries with respect thereto) as the Agent or the Required Lenders may request and a Rent Roll for such Real Estate certified by the Guarantor as accurate and complete as of a recent date, each of which shall be in form and substance reasonably satisfactory to the Required Lenders.

     (i) LEASE FORM. The form of Lease, if any, to be used by the Guarantor in connection with future leasing of such property, which shall be in form and substance reasonably satisfactory to the Agent.

     (j) SUBORDINATION AGREEMENTS. A Subordination, Attornment and Non-Disturbance Agreement from each Tenant and each other tenant of such Real Estate as required by the Agent (provided that Guarantor shall only be obligated to use reasonable efforts to obtain such agreements).

     (k) ESTOPPEL CERTIFICATES. Estoppel certificates from each Tenant, and from all other tenants of such Real Estate as requested by Agent, such certificates to be dated not more than sixty (60) days prior to the inclusion of such Real Estate in the Potential Collateral, each such estoppel certificate to be in form and substance reasonably satisfactory to the Agent, provided, however, that Guarantor shall only be obligated to use reasonable efforts to obtain such estoppels.

     (l) CERTIFICATES OF INSURANCE. Each of (i) a current certificate of insurance as to the insurance maintained by the Borrower or Guarantor on such Real Estate (including flood insurance if necessary) from the insurer or an independent insurance broker dated as of the date of determination, identifying insurers, types of insurance, insurance limits, and policy terms; (ii) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer); and (iii) such further information and certificates from the Borrower or Guarantor, its insurers and insurance brokers as the Agent may reasonably request, all of which shall be in compliance with the requirements of this Agreement.

     (m) CERTIFICATION REGARDING PHYSICAL CONDITION. A certification from the chief executive or chief financial officer of Borrower that such Real Estate complies with the terms of ss.6.23.

     (n) HAZARDOUS SUBSTANCE ASSESSMENTS. A hazardous waste site assessment report addressed to the Agent (or the subject of a reliance letter addressed to, and in a form reasonably satisfactory to, the Agent) concerning Hazardous Substances and asbestos on such Real Estate dated or updated not more than three months prior to the inclusion of such Real Estate in the Potential Collateral, from the Environmental Engineer, such report to contain no qualifications except those that are acceptable to the Required Lenders in their sole discretion and to otherwise be in form and substance satisfactory to the Agent in its sole discretion.

     (o) ZONING AND LAND USE COMPLIANCE. Such evidence regarding zoning and land use compliance as the Agent may require and approve in its reasonable discretion.

     (p) BUDGET. An operating and capital expenditure budget for such Real Estate in form and substance reasonably satisfactory to the Required Lenders. The capital expenditure budget for the Real Estate must show adequate reserves or cash flow to cover capital expenditure needs of the Real Estate.

     (q) OPERATING STATEMENTS. Operating statements for such Real Estate in the form of such statements delivered to the Lenders under ss.7.4(c) covering each of the four fiscal quarters ending immediately prior to thE addition of such Real Estate to the Potential Collateral, to the extent available. Such operating statements shall be subject to the approval of the Required Lenders.

     (r) ENVIRONMENTAL DISCLOSURE. Such evidence regarding compliance with ss.6.20(d) as Agent maY require.

     (s) ADDITIONAL DOCUMENTS. Such other agreements, documents, certificates, reports or assurances as the Agent may reasonably require.

                                  SCHEDULE 6.3

                   LIST OF ALL ENCUMBRANCES ON BORROWER ASSETS

                                  SCHEDULE 6.5

                    MATERIAL CHANGES TO MORTGAGED PROPERTIES

                                  SCHEDULE 6.7

                         PENDING LITIGATION OF BORROWER

                                  SCHEDULE 6.15

              LIST OF TRANSACTIONS WITH AFFILIATES AND SUBSIDIARIES

                                  SCHEDULE 6.20

                             ENVIRONMENTAL RELEASES

                                SCHEDULE 6.21(A)

                   SUBSIDIARIES OF THE BORROWER AND GUARANTOR

                                SCHEDULE 6.21(B)

        AFFILIATES OF THE BORROWER, THE GUARANTOR AND THEIR SUBSIDIARIES

                                  SCHEDULE 6.22

                         MONETARY DEFAULTS UNDER LEASES

                                  SCHEDULE 6.25

                            MATERIAL LOAN AGREEMENTS